UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Jennison Focused Growth Fund, PGIM QMA Global Tactical Allocation Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2021

Date of reporting period:	2/28/2021

Item 1 – Reports to Stockholders

PGIM JENNISON FOCUSED GROWTH FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM Jennison Focused Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Growth Fund

April 15, 2021

PGIM Jennison Focused Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	58.59	25.76	17.65	—
(without sales charges)	67.82	27.19	18.32	—
Class C
(with sales charges)	65.59	26.26	17.44	—
(without sales charges)	66.59	26.26	17.44	—
Class Z
(without sales charges)	68.34	27.57	18.64	—
Class R6
(without sales charges)	68.44	27.63	N/A	19.58 (5/3/12)
Russell 1000® Growth Index
	44.26	22.22	16.45	—
S&P 500 Index
	31.27	16.82	13.42	—

Average Annual Total Returns as of 2/28/21 Since Inception (%)
				Class R6 (5/3/12)
Russell 1000 Growth Index				17.42
S&P 500 Index				14.34

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2011) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 2/28/21

Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.8%
Tesla, Inc.	Automobiles	5.6%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	4.4%
Match Group, Inc.	Interactive Media & Services	4.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	4.0%
Twilio, Inc. (Class A Stock)	IT Services	3.7%
MercadoLibre, Inc. (Argentina)	Internet & Direct Marketing Retail	3.5%
PayPal Holdings, Inc.	IT Services	3.5%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Growth Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Focused Growth Fund’s Class Z shares returned 68.34% in the 12-month reporting period that ended February 28, 2021, outperforming the 44.26% return of the Russell 1000 Growth Index (the Index).

What was the market environment?

•

Markets were extremely volatile during the period. Stocks peaked at new highs in early 2020, then dropped sharply in March as the COVID-19 pandemic spread around the globe, disrupting markets, economies, and life everywhere. The grim realities of the COVID-19 pandemic dictated daily conduct for individuals, businesses, and governments around the world. Shelter-in-place and work-from-home practices became standard during the period.

•

Although markets rebounded rapidly in April 2020 and continued to trend upward in later months, the pandemic’s economic damage accumulated. The infusion of government fiscal stimulus by the US Congress blunted the pandemic’s negative effect on employment and consumer spending. Comprehensive monetary policies implemented by the Federal Reserve intended to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

•

Every sector within the Index rose during the period, but only consumer discretionary, information technology, and communication services outperformed the Index. Consumer staples, energy, industrials, and financials were among the lagging sectors.

What worked?

Consumer discretionary positions were strong contributors to Fund performance during the period.

•

Tesla Inc. posted impressive financial results based on solid production, increased capacity, and strong execution. The company’s technology, scale, and low-cost advantage have made it the leader in the electric-vehicle market and also position it to disrupt the traditional automotive industry.

•	Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers.

•

Amazon.com Inc. has operated using this business model for years, and its relevance and dominance became more apparent during the period. Amazon continued to benefit from economies of scale and its platform-based business model. Its Amazon Web Services business has been a significant additional driver of revenue and profit.

•	Online marketplace MercadoLibre Inc. is benefiting from strong execution and enhanced marketplace initiatives, including integrated shipping and payment

8	Visit our website at pgim.com/investments

systems. In addition, its exposure to Latin America’s expanding internet penetration rates and low e-commerce share of the retail market helped performance. The company’s growth accelerated after the COVID-19 outbreak, and the buildup of its managed logistics network continues to bear fruit.

In information technology:

•	In a time of restricted personal mobility, digital commerce benefited these three digital payment processors:

•	Shopify Inc. provides cloud-based, easy-to-use infrastructure tools to enable omni-channel e-commerce capability.

•	Adyen NV has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services.

•	PayPal Holdings Inc., the largest e-commerce payments enabler in the US and many developing countries, extended its services to global consumers and business clients.

•	With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud became clear.

•

Coupa Software Inc. is a leader in cloud-based spend-management software that simplifies corporate procurement, invoicing, and expense management. The markets that Coupa competes in are large and well-established, and the company has acquired new customers at an accelerated rate over the past several years.

•

RingCentral Inc. is a leader in unified communications as a service, a cloud-based communications system that replaces traditional on-premise phone systems with an application that can work from any location and device at a lower total cost of ownership. Through key relationships, RingCentral has vastly improved its distribution network and is positioned to accelerate customer adoption. Jennison believes international expansion represents a significant growth opportunity as only a small percentage of the company’s revenue currently comes from outside the US.

•

Trade Desk Inc. offers a software platform that enables advertising agencies to purchase and manage programmatic advertising campaigns in a variety of formats, including mobile, connected TV, audio, social, and display. The company should continue to benefit from the secular shift from linear TV to streaming TV, in Jennison’s view.

•	The increased demand for cloud storage has led to robust data-center spending by chipmaker Nvidia Corp.’s largest customers.

PGIM Jennison Focused Growth Fund	9

Strategy and Performance Overview (continued)

•

With its huge installed base, Apple Inc. benefited from rapid growth in service business subscriptions, a key source of recurring revenue. Jennison believes the current iPhone 12 5G product cycle should provide robust revenue and profit growth over the next couple years.

In communication services, businesses benefiting from social-gathering restrictions excelled:

•

Netflix Inc. continued to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global market penetration and the accelerating shift from linear TV, Jennison believes Netflix has significant room for growth.

•

Match Group Inc. is a global leader in online dating and the owner of Tinder—the most-downloaded and top-grossing dating app in the world. Jennison believes Tinder has significant room for further paid-subscriber penetration and views the company as well-positioned for growth in a post-COVID-19 world, supported by its monetization strategy that includes tiered products.

What didn’t work?

In information technology:

•

Mastercard Inc. was hurt by a significant slowdown in highly profitable cross-border transactions, which were curtailed by pandemic-related constraints on travel. Although Mastercard remains a dominant player in the payments space, increasing digital competition threatens to compromise its long-standing advantage. The Fund’s position in Mastercard was eliminated in February 2021 to reallocate assets to stocks with more appealing long-term growth characteristics.

•

The Fund’s position in Square Inc. was eliminated in March 2020, based on the company’s exposure to small-business activity, which had been expected to suffer from a prolonged economic downturn related to COVID-19. However, the Fund’s position in Square was reinstated in October 2020 as the company’s “cash payments” and “seller” app businesses proved more resilient than anticipated. Jennison believes Square is well positioned for a post-pandemic macroeconomic recovery.

In consumer discretionary:

•

Adidas AG was sold from the Fund during the period based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

•

The Fund’s position in Alibaba Group Holding Ltd.—which operates China’s largest global online wholesale platform for small businesses, largest online retail website, and largest online third-party platform for brands and retailers—was also sold during the period based on heightened regulatory risk.

10	Visit our website at pgim.com/investments

In health care:

•

The Fund’s position in Humana Inc. was eliminated in December 2020 to reallocate assets to other investment opportunities. Humana is one of the largest providers of Medicare Advantage, the fastest-growing segment of the US health care insurance market.

•

The Fund’s position in Boston Scientific Corp., which makes medical supplies and devices used to diagnose and treat various medical conditions, was sold on concerns that the pandemic would delay elective cardiovascular/cardiac rhythm management procedures.

Current outlook

•	The pandemic continues to pose significant headwinds. However, as challenges begin to subside, Jennison expects the economic recovery to build.

•

Many companies held by the Fund benefited from trends in place before the pandemic began. These companies received a further boost once the realities of lockdowns, social-distancing requirements, and work-from-home protocols took shape. Productivity-enhancing products and services—such as e-commerce, cloud computing, streaming entertainment, and electronic payments—have been growing in demand.

•

The valuations of many companies within the Fund expanded meaningfully in 2020, given their sound fundamentals in a time of scarce growth. While the market may take time to digest these gains, the above-average rates of revenue and earnings growth of these companies are expected to support long-term outperformance, in Jennison’s view.

PGIM Jennison Focused Growth Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

12	Visit our website at pgim.com/investments

the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Growth Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,111.60	1.06%	$5.55
	Hypothetical	$1,000.00	$1,019.54	1.06%	$5.31
Class C	Actual	$1,000.00	$1,107.90	1.78%	$9.30
	Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90
Class Z	Actual	$1,000.00	$1,113.20	0.75%	$3.93
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76
Class R6	Actual	$1,000.00	$1,113.60	0.67%	$3.51
	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Focused Growth Fund	13

Schedule of Investments

as of February 28, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Automobiles 5.6%
Tesla, Inc.*	104,845	$70,822,797

Entertainment 4.9%
Netflix, Inc.*	68,947	37,152,091
Spotify Technology SA*	84,211	25,884,777

		63,036,868

Health Care Technology 1.1%
Teladoc Health, Inc.*(a)	63,308	13,996,766

Interactive Media & Services 14.4%
Alphabet, Inc. (Class A Stock)*	12,901	26,084,661
Alphabet, Inc. (Class C Stock)*	12,835	26,143,098
Facebook, Inc. (Class A Stock)*	171,526	44,188,528
Match Group, Inc.*	348,317	53,240,253
Snap, Inc. (Class A Stock)*	519,345	34,100,193

		183,756,733

Internet & Direct Marketing Retail 13.4%
Amazon.com, Inc.*	31,548	97,575,756
Farfetch Ltd. (United Kingdom) (Class A Stock)*	437,215	28,803,724
MercadoLibre, Inc. (Argentina)*	27,460	44,982,500

		171,361,980

IT Services 22.9%
Adyen NV (Netherlands), 144A*	15,120	34,789,731
Affirm Holdings, Inc.*(a)	195,627	18,205,049
Okta, Inc.*	137,272	35,889,764
PayPal Holdings, Inc.*	170,466	44,295,590
Shopify, Inc. (Canada) (Class A Stock)*	43,916	56,255,079
Snowflake, Inc. (Class A Stock)*(a)	74,311	19,286,677
Square, Inc. (Class A Stock)*	154,300	35,493,629
Twilio, Inc. (Class A Stock)*	120,480	47,334,182

		291,549,701

Leisure Products 2.5%
Peloton Interactive, Inc. (Class A Stock)*	268,396	32,333,666

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    15

Schedule of Investments (continued)

as of February 28, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 3.2%
Uber Technologies, Inc.*	783,873	$40,565,428

Semiconductors & Semiconductor Equipment 3.4%
NVIDIA Corp.	79,895	43,828,799

Software 12.6%
Adobe, Inc.*	84,010	38,616,877
Microsoft Corp.	177,142	41,164,258
RingCentral, Inc. (Class A Stock)*	109,853	41,542,010
Trade Desk, Inc. (The) (Class A Stock)*	48,885	39,371,490

		160,694,635

Specialty Retail 1.5%
Carvana Co.*	67,009	18,997,052

Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	612,411	74,260,958

Textiles, Apparel & Luxury Goods 8.0%
Lululemon Athletica, Inc.*	39,729	12,382,735
LVMH Moet Hennessy Louis Vuitton SE (France)	80,376	51,009,403
NIKE, Inc. (Class B Stock)	289,106	38,965,707

		102,357,845

TOTAL LONG-TERM INVESTMENTS (cost $742,006,857)		1,267,563,228

SHORT-TERM INVESTMENTS 3.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	8,104,965	8,104,965
PGIM Institutional Money Market Fund (cost $39,047,706; includes $39,044,933 of cash collateral for securities on loan)(b)(wa)	39,086,777	39,067,234

TOTAL SHORT-TERM INVESTMENTS (cost $47,152,671)		47,172,199

TOTAL INVESTMENTS 103.0% (cost $789,159,528)		1,314,735,427
Liabilities in excess of other assets (3.0)%		(38,589,796)

NET ASSETS 100.0%		$1,276,145,631

See Notes to Financial Statements.

16

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,083,659; cash collateral of $39,044,933 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Automobiles	$70,822,797	$—	$—
Entertainment	63,036,868	—	—
Health Care Technology	13,996,766	—	—
Interactive Media & Services	183,756,733	—	—
Internet & Direct Marketing Retail	171,361,980	—	—
IT Services	256,759,970	34,789,731	—
Leisure Products	32,333,666	—	—
Road & Rail	40,565,428	—	—
Semiconductors & Semiconductor Equipment	43,828,799	—	—
Software	160,694,635	—	—
Specialty Retail	18,997,052	—	—
Technology Hardware, Storage & Peripherals	74,260,958	—	—
Textiles, Apparel & Luxury Goods	51,348,442	51,009,403	—
Affiliated Mutual Funds	47,172,199	—	—

Total	$1,228,936,293	$85,799,134	$—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    17

Schedule of Investments (continued)

as of February 28, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

IT Services	22.9%
Interactive Media & Services	14.4
Internet & Direct Marketing Retail	13.4
Software	12.6
Textiles, Apparel & Luxury Goods	8.0
Technology Hardware, Storage & Peripherals	5.8
Automobiles	5.6
Entertainment	4.9
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	3.7

Semiconductors & Semiconductor Equipment	3.4%
Road & Rail	3.2
Leisure Products	2.5
Specialty Retail	1.5
Health Care Technology	1.1
103.0
Liabilities in excess of other assets	(3.0)
100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$38,083,659	$(38,083,659)	$—

(1)   Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of February 28, 2021

Assets

Investments at value, including securities on loan of $38,083,659:
Unaffiliated investments (cost $742,006,857)	$1,267,563,228
Affiliated investments (cost $47,152,671)	47,172,199
Receivable for investments sold	5,842,641
Receivable for Fund shares sold	5,745,603
Dividends receivable	183,174
Tax reclaim receivable	72,285
Prepaid expenses and other assets	20,368

Total Assets	1,326,599,498

Liabilities

Payable to broker for collateral for securities on loan	39,044,933
Payable for Fund shares purchased	8,184,982
Payable for investments purchased	2,214,399
Management fee payable	593,931
Accrued expenses and other liabilities	212,750
Distribution fee payable	149,382
Affiliated transfer agent fee payable	49,963
Trustees’ fees payable	3,527

Total Liabilities	50,453,867

Net Assets	$1,276,145,631

Net assets were comprised of:
Shares of beneficial interest, at par	$50,521
Paid-in capital in excess of par	666,896,871
Total distributable earnings (loss)	609,198,239

Net assets, February 28, 2021	$1,276,145,631

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    19

Statement of Assets and Liabilities

as of February 28, 2021

Class A

Net asset value and redemption price per share, ($485,590,182 ÷ 19,950,407 shares of beneficial interest issued and outstanding)	$24.34
Maximum sales charge (5.50% of offering price)	1.42

Maximum offering price to public	$25.76

Class C
Net asset value, offering price and redemption price per share,
($59,185,082 ÷ 3,243,827 shares of beneficial interest issued and outstanding)	$18.25

Class Z
Net asset value, offering price and redemption price per share, ($593,796,247 ÷ 22,186,502 shares of beneficial interest issued and outstanding)	$26.76

Class R6

Net asset value, offering price and redemption price per share, ($137,574,120 ÷ 5,140,144 shares of beneficial interest issued and outstanding)	$26.76

See Notes to Financial Statements.

20

Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $54,750 foreign withholding tax)	$1,948,584
Income from securities lending, net (including affiliated income of $181,126)	198,228
Affiliated dividend income	26,604

Total income	2,173,416

Expenses
Management fee	6,419,497
Distribution fee(a)	1,707,691
Transfer agent’s fees and expenses (including affiliated expense of $288,467)(a)	1,057,377
Custodian and accounting fees	117,280
Registration fees(a)	99,870
Shareholders’ reports	40,462
Trustees’ fees	24,361
Audit fee	24,267
SEC registration fees	24,192
Legal fees and expenses	23,405
Miscellaneous	31,841

Total expenses	9,570,243
Less: Fee waiver and/or expense reimbursement(a)	(431,239)
Distribution fee waiver(a)	(196,922)

Net expenses	8,942,082

Net investment income (loss)	(6,768,666)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $17,575)	156,754,666
Foreign currency transactions	74,499

156,829,165

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,522)	314,819,056
Foreign currencies	6,545

314,825,601

Net gain (loss) on investment and foreign currency transactions	471,654,766

Net Increase (Decrease) In Net Assets Resulting From Operations	$464,886,100

(a)   Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	1,181,533	8,231	517,927	—	—
Transfer agent’s fees and expenses	551,704	5,039	46,494	453,438	702
Registration fees	25,270	1,085	14,500	32,370	26,645
Fee waiver and/or expense reimbursement	(111,530)	(3,826)	(14,667)	(257,373)	(43,843)
Distribution fee waiver	(196,922)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    21

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(6,768,666)	$(3,576,068)
Net realized gain (loss) on investment and foreign currency transactions	156,829,165	68,017,745
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	314,825,601	13,247,415

Net increase (decrease) in net assets resulting from operations	464,886,100	77,689,092

Dividends and Distributions
Distributions from distributable earnings
Class A	(39,594,520)	(16,444,188)
Class B	—	(224,224)
Class C	(6,725,448)	(2,837,054)
Class Z	(44,456,131)	(16,411,460)
Class R6	(6,765,090)	(1,160,442)

	(97,541,189)	(37,077,368)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	434,815,164	157,325,273
Net asset value of shares issued in reinvestment of dividends and distributions	91,578,722	34,031,986
Cost of shares purchased	(291,946,361)	(172,574,565)

Net increase (decrease) in net assets from Fund share transactions	234,447,525	18,782,694

Total increase (decrease)	601,792,436	59,394,418

Net Assets:

Beginning of year	674,353,195	614,958,777

End of year	$1,276,145,631	$674,353,195

See Notes to Financial Statements.

22

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund, PGIM Jennison Focused Growth Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM Jennison Focused Growth Fund (the “Fund”).

The investment objective of the Fund is to seek long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Jennison Focused Growth Fund    23

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

24

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

PGIM Jennison Focused Growth Fund    25

Notes to Financial Statements (continued)

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class

26

specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.67% of the Fund’s average daily net assets up to and including $1 billion, 0.65% of the next $2 billion, 0.63% of the next $2 billion, 0.62% of the next $5 billion and 0.61% of average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.67% for the year ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares and 0.67% of average daily net assets for Class R6

PGIM Jennison Focused Growth Fund    27

Notes to Financial Statements (continued)

shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through June 30, 2022 to limit such expenses to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $643,533 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS received $1,723 and $3,225 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

28

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the year ended February 28, 2021, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2021, were $824,004,255 and $702,337,610, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$5,117,624	$306,128,067	$303,140,726	$—	$—	$8,104,965	8,104,965	$26,604

PGIM Institutional Money Market Fund (1)(b)(wa)
738,293	983,757,459	945,465,615	19,522	17,575	39,067,234	39,086,777	181,126	(2)

$5,855,917	$1,289,885,526	$1,248,606,341	$19,522	$17,575	$47,172,199		$207,730

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Jennison Focused Growth Fund    29

Notes to Financial Statements (continued)

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2021, the tax character of dividends paid by the Fund were $36,121,851 of ordinary income and $61,419,338 of long-term capital gains. For the year ended February 29, 2020, the tax character of dividends paid by the Fund was $37,077,368 of long-term capital gains.

As of February 28, 2021, the accumulated undistributed earnings on a tax basis were $44,254,007 of ordinary income and $40,883,127 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$790,674,322	$542,970,095	$(18,908,990)	$524,061,105

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding

30

Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 28, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	5,138	0.1%
Class C	34	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	61.4%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended February 28, 2021:
Shares sold	2,586,281	$54,485,912
Shares issued in reinvestment of dividends and distributions	1,612,208	38,209,325
Shares purchased	(3,168,864)	(65,997,374)

Net increase (decrease) in shares outstanding before conversion	1,029,625	26,697,863
Shares issued upon conversion from other share class(es)	654,165	14,442,968
Shares purchased upon conversion into other share class(es)	(208,175)	(4,192,777)

Net increase (decrease) in shares outstanding	1,475,615	$36,948,054

Year ended February 29, 2020:
Shares sold	1,585,563	$25,292,425
Shares issued in reinvestment of dividends and distributions	1,020,765	15,985,177
Shares purchased	(2,565,747)	(40,677,716)

Net increase (decrease) in shares outstanding before conversion	40,581	599,886
Shares issued upon conversion from other share class(es)	2,250,623	35,104,302
Shares purchased upon conversion into other share class(es)	(283,214)	(4,480,129)

Net increase (decrease) in shares outstanding	2,007,990	$31,224,059

PGIM Jennison Focused Growth Fund    31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares sold	983	$10,917
Shares purchased	(13,734)	(179,224)

Net increase (decrease) in shares outstanding before conversion	(12,751)	(168,307)
Shares purchased upon conversion into other share class(es)	(209,570)	(2,987,948)

Net increase (decrease) in shares outstanding	(222,321)	$(3,156,255)

Year ended February 29, 2020:
Shares sold	16,741	$207,704
Shares issued in reinvestment of dividends and distributions	14,076	171,167
Shares purchased	(76,194)	(943,458)

Net increase (decrease) in shares outstanding before conversion	(45,377)	(564,587)
Shares purchased upon conversion into other share class(es)	(214,573)	(2,631,696)

Net increase (decrease) in shares outstanding	(259,950)	$(3,196,283)

Class C

Year ended February 28, 2021:
Shares sold	988,352	$15,534,411
Shares issued in reinvestment of dividends and distributions	333,299	5,929,389
Shares purchased	(559,536)	(8,520,540)

Net increase (decrease) in shares outstanding before conversion	762,115	12,943,260
Shares purchased upon conversion into other share class(es)	(735,959)	(12,690,474)

Net increase (decrease) in shares outstanding	26,156	$252,786

Year ended February 29, 2020:
Shares sold	720,543	$9,023,896
Shares issued in reinvestment of dividends and distributions	199,010	2,421,955
Shares purchased	(623,981)	(7,770,545)

Net increase (decrease) in shares outstanding before conversion	295,572	3,675,306
Shares purchased upon conversion into other share class(es)	(2,709,701)	(33,561,011)

Net increase (decrease) in shares outstanding	(2,414,129)	$(29,885,705)

Class Z

Year ended February 28, 2021:
Shares sold	11,073,465	$257,631,633
Shares issued in reinvestment of dividends and distributions	1,562,077	40,676,479
Shares purchased	(9,069,879)	(202,214,275)

Net increase (decrease) in shares outstanding before conversion	3,565,663	96,093,837
Shares issued upon conversion from other share class(es)	284,408	6,066,958
Shares purchased upon conversion into other share class(es)	(47,907)	(1,083,182)

Net increase (decrease) in shares outstanding	3,802,164	$101,077,613

Year ended February 29, 2020:
Shares sold	6,612,761	$112,919,321
Shares issued in reinvestment of dividends and distributions	839,946	14,295,879
Shares purchased	(6,711,391)	(115,354,653)

Net increase (decrease) in shares outstanding before conversion	741,316	11,860,547
Shares issued upon conversion from other share class(es)	453,162	7,794,447
Shares purchased upon conversion into other share class(es)	(137,990)	(2,358,577)

Net increase (decrease) in shares outstanding	1,056,488	$17,296,417

32

Class R6	Shares	Amount

Year ended February 28, 2021:
Shares sold	4,169,644	$107,152,291
Shares issued in reinvestment of dividends and distributions	259,736	6,763,529
Shares purchased	(634,545)	(15,034,948)

Net increase (decrease) in shares outstanding before conversion	3,794,835	98,880,872
Shares issued upon conversion from other share class(es)	18,225	444,455

Net increase (decrease) in shares outstanding	3,813,060	$99,325,327

Year ended February 29, 2020:
Shares sold	577,833	$9,881,927
Shares issued in reinvestment of dividends and distributions	68,066	1,157,808
Shares purchased	(460,996)	(7,828,193)

Net increase (decrease) in shares outstanding before conversion	184,903	3,211,542
Shares issued upon conversion from other share class(es)	8,004	132,664

Net increase (decrease) in shares outstanding	192,907	$3,344,206

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.     Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2021. The average daily balance for the 17 days that the Fund had loans outstanding during the period was

PGIM Jennison Focused Growth Fund    33

Notes to Financial Statements (continued)

approximately $1,659,529, borrowed at a weighted average interest rate of 1.78%. The maximum loan outstanding amount during the period was $8,846,000. At February 28, 2021, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

34

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.     Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on

PGIM Jennison Focused Growth Fund    35

Notes to Financial Statements (continued)

related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

36

Financial Highlights

Class A Shares
		Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.84	$14.91	$15.46	$12.42	$11.66
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.11)	(0.08)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.85	1.97	1.01	4.75	2.07
Total from investment operations	10.67	1.86	0.93	4.66	2.01
Less Dividends and Distributions:
Distributions from net realized gains	(2.17)	(0.93)	(1.48)	(1.62)	(1.25)
Net asset value, end of year	$24.34	$15.84	$14.91	$15.46	$12.42
Total Return(b):	67.82%	12.47%	6.66%	40.04%	18.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$485,590	$292,554	$245,528	$226,316	$176,300
Average net assets (000)	$393,844	$283,060	$234,841	$195,791	$184,350
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.07%	1.10%	1.15%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.15%	1.19%	1.27%	1.43%	1.49%
Net investment income (loss)	(0.84)%	(0.66)%	(0.52)%	(0.62)%	(0.50)%
Portfolio turnover rate(e)	74%	72%	52%	87%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    37

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.29	$11.84	$12.67	$10.50	$10.11
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.17)	(0.15)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.38	1.55	0.80	3.95	1.77
Total from investment operations	8.13	1.38	0.65	3.79	1.64
Less Dividends and Distributions:
Distributions from net realized gains	(2.17)	(0.93)	(1.48)	(1.62)	(1.25)
Net asset value, end of year	$18.25	$12.29	$11.84	$12.67	$10.50
Total Return(b):	66.59%	11.73%	5.86%	39.02%	17.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,185	$39,542	$66,687	$56,630	$47,095
Average net assets (000)	$51,793	$44,576	$60,750	$49,905	$50,235
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.79%	1.82%	1.89%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	1.82%	1.86%	1.95%	2.14%	2.19%
Net investment income (loss)	(1.56)%	(1.39)%	(1.26)%	(1.37)%	(1.25)%
Portfolio turnover rate(e)	74%	72%	52%	87%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.23	$16.09	$16.52	$13.14	$12.24
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.05)	(0.03)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.82	2.12	1.08	5.05	2.18
Total from investment operations	11.70	2.07	1.05	5.00	2.15
Less Dividends and Distributions:
Distributions from net realized gains	(2.17)	(0.93)	(1.48)	(1.62)	(1.25)
Net asset value, end of year	$26.76	$17.23	$16.09	$16.52	$13.14
Total Return(b):	68.34%	12.87%	6.98%	40.46%	18.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$593,796	$316,686	$278,810	$162,297	$94,374
Average net assets (000)	$453,422	$311,632	$227,690	$116,296	$104,147
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.82%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.81%	0.83%	0.90%	1.12%	1.18%
Net investment income (loss)	(0.52)%	(0.31)%	(0.21)%	(0.37)%	(0.24)%
Portfolio turnover rate(e)	74%	72%	52%	87%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Growth Fund    39

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.21	$16.07	$16.49	$13.12	$12.22
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.04)	(0.02)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.83	2.11	1.08	5.05	2.19
Total from investment operations	11.72	2.07	1.06	4.99	2.15
Less Dividends and Distributions:
Distributions from net realized gains	(2.17)	(0.93)	(1.48)	(1.62)	(1.25)
Net asset value, end of year	$26.76	$17.21	$16.07	$16.49	$13.12
Total Return(b):	68.44%	13.01%	7.06%	40.45%	18.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$137,574	$22,843	$18,222	$4,688	$594
Average net assets (000)	$58,252	$21,320	$11,478	$2,037	$424
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.73%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.75%	0.78%	0.86%	1.53%	1.01%
Net investment income (loss)	(0.46)%	(0.23)%	(0.13)%	(0.37)%	(0.29)%
Portfolio turnover rate(e)	74%	72%	52%	87%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Jennison Focused Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Growth Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Focused Growth Fund	41

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2021, the Fund reports the maximum amount allowed per share but not less than $1.37 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Focused Growth Fund	9.05%	7.03%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2021.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Focused Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Jennison Focused Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBMANAGER	PGIM, Inc.	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Focused Growth Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED GROWTH FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SPFAX	SPFCX	SPFZX	PSGQX
CUSIP	74440K504	74440K702	74440K868	7444OK751

MF500E

PGIM QMA LARGE-CAP VALUE FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM QMA Large-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Value Fund

April 15, 2021

PGIM QMA Large-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	17.23	8.43	7.80	—
(without sales charges)	24.05	9.66	8.41	—
Class C
(with sales charges)	21.62	8.68	7.53	—
(without sales charges)	22.62	8.68	7.53	—
Class R
(without sales charges)	23.82	9.44	N/A	5.84 (6/19/15)
Class Z
(without sales charges)	24.37	10.00	8.72	—
Class R6
(without sales charges)	24.37	N/A	N/A	5.00 (4/26/17)
Russell 1000 Value Index
	22.22	12.02	10.40	—
S&P 500 Index
	31.27	16.82	13.42	—

Average Annual Total Returns as of 2/28/21 Since Inception (%)
	Class R (6/19/15)	Class R6 (4/26/17)
Russell 1000 Value Index	8.86	8.82
S&P 500 Index	13.68	15.22

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 28, 2011) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Large-Cap Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 2/28/21

Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	2.7%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	2.6%
Bank of America Corp.	Banks	2.1%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.8%
AT&T, Inc.	Diversified Telecommunication Services	1.7%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.6%
Johnson & Johnson	Pharmaceuticals	1.4%
Chevron Corp.	Oil, Gas & Consumable Fuels	1.4%
Citigroup, Inc.	Banks	1.3%
Comcast Corp. (Class A Stock)	Media	1.3%

Holdings reflect only long-term Investments and are subject to change.

PGIM QMA Large-Cap Value Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Value Fund’s Class Z shares returned 24.37% in the 12-month reporting period that ended February 28, 2021, outperforming the 22.22% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

Amid increasing fears that the COVID-19 pandemic could tip the world economy into a recession, investors dumped risky assets in March 2020, causing equity markets to plummet. In subsequent months, stocks rallied in response to massive monetary and fiscal stimulus measures from the Federal Reserve (the Fed) and US Congress, as well as positive news about COVID-19 vaccines and treatments. Stocks continued to rally at the end of 2020 as investors cheered a resolution of the US presidential election, emergency- use authorization of two COVID-19 vaccines, the Fed’s commitment to support the US economy, and passage of a second fiscal stimulus package in December 2020.

•

Investor optimism remained high in 2021 as vaccine distribution continued and Democratic control of Congress raised expectations for another stimulus package. Equity markets reached new highs in February 2021 before retreating at the end of the month due to rising bond yields.

•

US large-cap equities underperformed their mid-cap and small-cap counterparts during the reporting period. Large-cap stocks (as measured by the Russell 1000 Index) gained 34.28%, while mid-cap stocks (as measured by the Russell Midcap Index) rose 36.12% and small-cap stocks (as measured by the Russell 2000 Index) increased 51.00%.

•

Value stocks significantly underperformed growth stocks within each of the market-cap indices, especially in the large-cap index. The Russell 1000 Growth Index gained 44.26% during the period, doubling the 22.22% return of the Russell 1000 Value Index. Over the latter part of the period, however, value outpaced growth.

What worked?

•

QMA uses a systematic process to select large-cap stocks that trade at a discount to their fundamental value and show positive business prospects. The focus is on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

•	During the period, this emphasis on deep-value stocks drove the Fund’s strong relative performance, as cheaper stocks outperformed their more expensive counterparts within the Index.

•

The Fund outperformed the Index in eight of the Index’s 11 sectors, especially the real estate and consumer discretionary sectors. At the beginning of March 2020, many real estate stocks held an expensive ranking in QMA’s valuation model and composed one of the most underweight sectors in the Fund. Subsequently, several equity real estate

8	Visit our website at pgim.com/investments

investment trusts (REITs) that were battered by the COVID-19 pandemic became attractive in the model. The Fund’s performance benefited from building an overweight exposure to these deeply discounted REITs, which rallied later in the year on positive vaccine news.

•

Within the consumer discretionary sector, the Fund’s overweight holdings in inexpensive homebuilders and automakers contributed the most to performance. Homebuilders benefited from increasing demand for new homes due to record-low mortgage rates and the pandemic-induced migration from cities to suburbs. Automakers shuttered their factories in the second quarter of 2020 and then suspended their dividends to conserve cash. During the fourth quarter, however, shares of the Big Three—Ford, General Motors, and Fiat Chrysler—surged after reporting better-than-expected third-quarter profits on strong sales.

What didn’t work?

•	The Fund trailed the Index’s returns in the financials and communication services sectors.

•

Within financials, overweight holdings in mortgage REITs relative to the Index hurt the Fund’s relative performance, as shares of these inexpensive companies were hit particularly hard during the onset of the pandemic. Many of them subsequently rallied, but they did not rise enough to overcome their decline for the period.

•

Within communication services, the Fund benefited from overweight positions relative to the Index in inexpensive broadcasting companies. However, these investments were more than offset by poor selection of telecommunication services and interactive media company stocks.

Did the Fund use derivatives?

The Fund did not hold any derivatives during the period.

Current outlook

•

The trend of cheaper stocks (i.e., those that appear inexpensive relative to their underlying fundamentals) underperforming their more expensive counterparts within the Index that occurred throughout 2018-2019 accelerated at the beginning of 2020 when the pandemic triggered a worldwide recession. This was a major headwind for the Fund, which focuses on deep-value stocks. At the end of 2020 and the beginning of 2021, however, the cheapest stocks outperformed their more expensive peers, and the Fund responded positively to the improved environment for deep-value stocks.

•

QMA believes that there is an opportunity for further recovery in deep-value stocks. Even with value’s recent outperformance, the spread in earnings yields between the cheapest and most expensive stocks in the broad-based Russell 3000 Index continues to be significantly wide relative to history. In QMA’s experience, when this spread in valuations reverts toward its narrower norm, the payoff to deep-value stocks can be significant.

PGIM QMA Large-Cap Value Fund	9

Strategy and Performance Overview (continued)

•

QMA’s model continues to identify many attractively valued stocks, and the Fund’s holdings remain significantly cheaper than the Index’s holdings, based on various measures of value. While valuations for the overall market appear stretched, QMA believes that the deeply discounted stocks held by the Fund, coupled with even moderate earnings growth, offer the prospect of strong relative returns. QMA regards the combination of fundamental insights from its models, along with prudent risk controls, as the most effective approach to navigating the current market environment.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Large-Cap Value Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Value Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,330.80	1.10%	$6.36
	Hypothetical	$1,000.00	$1,019.34	1.10%	$5.51
Class C	Actual	$1,000.00	$1,323.10	2.14%	$12.33
	Hypothetical	$1,000.00	$1,014.18	2.14%	$10.69
Class R	Actual	$1,000.00	$1,329.40	1.31%	$7.57
	Hypothetical	$1,000.00	$1,018.30	1.31%	$6.56
Class Z	Actual	$1,000.00	$1,332.70	0.81%	$4.68
	Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06
Class R6	Actual	$1,000.00	$1,331.40	0.81%	$4.68
	Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of February 28, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 98.9%

Aerospace & Defense 0.6%
General Dynamics Corp.	5,300	$866,391
L3Harris Technologies, Inc.	300	54,573
Raytheon Technologies Corp.	15,201	1,094,320

		2,015,284

Air Freight & Logistics 0.3%
FedEx Corp.	4,900	1,247,050

Automobiles 1.8%
Ford Motor Co.*	270,810	3,168,477
General Motors Co.	66,496	3,413,240

		6,581,717

Banks 12.8%
Associated Banc-Corp.	4,000	80,600
Bank of America Corp.	212,211	7,365,844
BOK Financial Corp.	1,000	86,060
Citigroup, Inc.	72,804	4,796,328
Citizens Financial Group, Inc.	23,604	1,025,358
Comerica, Inc.	2,900	197,490
Fifth Third Bancorp	74,454	2,582,809
First Horizon Corp.	5,900	95,580
JPMorgan Chase & Co.	65,064	9,575,469
KeyCorp	103,790	2,090,331
M&T Bank Corp.	13,446	2,029,539
PacWest Bancorp	2,500	90,600
PNC Financial Services Group, Inc. (The)	20,697	3,484,547
Popular, Inc. (Puerto Rico)	2,100	140,322
Prosperity Bancshares, Inc.	4,000	293,880
Regions Financial Corp.	26,911	555,174
Sterling Bancorp	1,900	41,477
Synovus Financial Corp.	2,200	93,082
Truist Financial Corp.	63,068	3,592,353
U.S. Bancorp	68,509	3,425,450
Wells Fargo & Co.	101,232	3,661,561
Wintrust Financial Corp.	1,400	103,124
Zions Bancorp NA	5,000	265,850

		45,672,828

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      13

Schedule of Investments (continued)

as of February 28, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.7%
Constellation Brands, Inc. (Class A Stock)	400	$85,656
Molson Coors Beverage Co. (Class B Stock)	50,582	2,248,370

		2,334,026

Biotechnology 0.6%
Biogen, Inc.*	3,800	1,036,944
Gilead Sciences, Inc.	15,500	951,700

		1,988,644

Building Products 0.5%
Johnson Controls International PLC	30,800	1,718,332

Capital Markets 4.1%
Bank of New York Mellon Corp. (The)	65,510	2,761,902
Goldman Sachs Group, Inc. (The)	12,990	4,150,045
Invesco Ltd.	39,760	891,419
Morgan Stanley	52,262	4,017,380
State Street Corp.	36,018	2,621,030

		14,441,776

Chemicals 4.1%
Corteva, Inc.	65,600	2,961,840
Dow, Inc.	50,600	3,001,086
DuPont de Nemours, Inc.	40,736	2,864,556
Linde PLC (United Kingdom)	7,400	1,807,598
LyondellBasell Industries NV (Class A Stock)	25,174	2,595,188
Mosaic Co. (The)	49,876	1,466,354

		14,696,622

Communications Equipment 0.5%
Cisco Systems, Inc.	37,800	1,696,086
EchoStar Corp. (Class A Stock)*	1,500	34,050

		1,730,136

Consumer Finance 1.4%
Ally Financial, Inc.	33,934	1,408,261
Capital One Financial Corp.	24,841	2,985,640
Synchrony Financial	16,795	649,630

		5,043,531

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging 0.8%
International Paper Co.	12,500	$620,625
Westrock Co.	53,722	2,341,742

		2,962,367

Diversified Consumer Services 0.6%
Graham Holdings Co. (Class B Stock)	3,800	2,283,154

Diversified Financial Services 3.2%
Berkshire Hathaway, Inc. (Class B Stock)*	38,098	9,162,950
Equitable Holdings, Inc.	35,080	1,037,316
Jefferies Financial Group, Inc.	28,800	836,352
Voya Financial, Inc.	5,823	351,010

		11,387,628

Diversified Telecommunication Services 3.3%
AT&T, Inc.	213,803	5,962,965
Lumen Technologies, Inc.(a)	111,441	1,369,610
Verizon Communications, Inc.	81,616	4,513,365

		11,845,940

Electric Utilities 5.1%
American Electric Power Co., Inc.	22,100	1,654,185
Avangrid, Inc.	25,000	1,144,000
Duke Energy Corp.	38,369	3,284,003
Edison International	45,000	2,429,550
Entergy Corp.	11,600	1,006,996
Evergy, Inc.	8,100	434,403
Exelon Corp.	73,041	2,819,382
NextEra Energy, Inc.	11,600	852,368
Pinnacle West Capital Corp.	15,800	1,104,894
PPL Corp.	90,878	2,380,095
Southern Co. (The)	16,700	947,224

		18,057,100

Electrical Equipment 0.3%
Eaton Corp. PLC	4,500	585,855
nVent Electric PLC	14,900	391,274

		977,129

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      15

Schedule of Investments (continued)

as of February 28, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 1.0%
Arrow Electronics, Inc.*	11,200	$1,122,912
Avnet, Inc.	60,369	2,298,248

		3,421,160

Energy Equipment & Services 0.4%
NOV, Inc.	57,200	863,720
Schlumberger NV	24,700	689,377

		1,553,097

Entertainment 1.2%
Walt Disney Co. (The)*	23,200	4,385,728

Equity Real Estate Investment Trusts (REITs) 3.9%
Brandywine Realty Trust	152,800	1,868,744
Cousins Properties, Inc.	17,800	597,012
Empire State Realty Trust, Inc. (Class A Stock)(a)	80,100	881,901
EPR Properties	22,900	1,034,622
Hudson Pacific Properties, Inc.	10,300	263,577
Kimco Realty Corp.	89,400	1,638,702
Paramount Group, Inc.	209,100	1,938,357
SL Green Realty Corp.	33,150	2,289,670
Vornado Realty Trust	46,300	1,988,122
Welltower, Inc.	22,400	1,520,960

		14,021,667

Food & Staples Retailing 1.7%
Kroger Co. (The)	56,264	1,812,263
Walgreens Boots Alliance, Inc.	56,165	2,691,989
Walmart, Inc.	12,252	1,591,780

		6,096,032

Food Products 2.6%
Archer-Daniels-Midland Co.	18,100	1,024,098
General Mills, Inc.	10,800	594,108
J.M. Smucker Co. (The)	5,600	627,200
Kraft Heinz Co. (The)	43,822	1,594,244
Mondelez International, Inc. (Class A Stock)	13,900	738,924
TreeHouse Foods, Inc.*(a)	39,800	1,990,796
Tyson Foods, Inc. (Class A Stock)	37,400	2,530,858

		9,100,228

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	2,700	$323,406
Becton, Dickinson & Co.	2,200	530,530
Danaher Corp.	2,700	593,109
Medtronic PLC	24,206	2,831,376
Zimmer Biomet Holdings, Inc.	1,200	195,672

		4,474,093

Health Care Providers & Services 4.1%
Acadia Healthcare Co., Inc.*	43,995	2,430,284
Anthem, Inc.	8,300	2,516,477
Centene Corp.*	43,700	2,558,198
Cigna Corp.	15,149	3,179,775
CVS Health Corp.	56,487	3,848,459
Humana, Inc.	300	113,895

		14,647,088

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp.	2,227	459,074

Household Durables 2.1%
Lennar Corp. (Class A Stock)	31,581	2,620,276
Mohawk Industries, Inc.*	14,300	2,502,357
Toll Brothers, Inc.	41,900	2,238,298

		7,360,931

Household Products 0.3%
Procter & Gamble Co. (The)	9,372	1,157,723

Independent Power & Renewable Electricity Producers 0.6%
Vistra Corp.	114,100	1,968,225

Industrial Conglomerates 0.2%
Honeywell International, Inc.	3,000	607,050

Insurance 7.3%
Aflac, Inc.	57,433	2,750,466
Allstate Corp. (The)	25,697	2,739,300
American Financial Group, Inc.	4,400	469,480
American International Group, Inc.	64,885	2,851,696
American National Group, Inc.	1,900	171,038
Assurant, Inc.	1,400	172,508

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      17

Schedule of Investments (continued)

as of February 28, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
Chubb Ltd.	21,008	$3,415,481
First American Financial Corp.	3,500	183,890
Hartford Financial Services Group, Inc. (The)	45,849	2,324,086
Kemper Corp.	3,400	257,108
Lincoln National Corp.	17,200	978,164
MetLife, Inc.	51,819	2,984,774
Old Republic International Corp.	33,500	647,555
Principal Financial Group, Inc.	27,489	1,555,328
Reinsurance Group of America, Inc.	5,000	611,150
Travelers Cos., Inc. (The)	19,514	2,839,287
Unum Group	32,000	847,360

		25,798,671

Interactive Media & Services 0.8%
Alphabet, Inc. (Class A Stock)*	700	1,415,337
Alphabet, Inc. (Class C Stock)*	700	1,425,802

		2,841,139

Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc. (Class A Stock)	51,743	642,648

IT Services 0.6%
DXC Technology Co.	80,195	2,022,518
International Business Machines Corp.	1,900	225,967

		2,248,485

Machinery 0.9%
Gates Industrial Corp. PLC*	72,800	1,092,000
PACCAR, Inc.	22,630	2,059,104

		3,151,104

Marine 0.7%
Kirby Corp.*	38,200	2,389,792

Media 4.8%
Comcast Corp. (Class A Stock)	87,882	4,633,139
Discovery, Inc. (Class A Stock)*(a)	25,300	1,341,659
Discovery, Inc. (Class C Stock)*	32,500	1,462,500
DISH Network Corp. (Class A Stock)*	65,600	2,067,056
Fox Corp. (Class A Stock)	39,200	1,305,752
Fox Corp. (Class B Stock)	34,800	1,111,164

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	23,485	$1,042,969
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	24,820	1,095,058
ViacomCBS, Inc. (Class B Stock)	47,500	3,063,275

		17,122,572

Metals & Mining 0.8%
Newmont Corp.	3,900	212,082
Nucor Corp.	35,837	2,143,769
Reliance Steel & Aluminum Co.	3,759	496,940

		2,852,791

Mortgage Real Estate Investment Trusts (REITs) 0.8%
AGNC Investment Corp.	49,320	790,600
Annaly Capital Management, Inc.	147,200	1,223,232
New Residential Investment Corp.	44,050	452,834
Starwood Property Trust, Inc.	21,300	486,279

		2,952,945

Multiline Retail 0.2%
Kohl’s Corp.	13,600	751,400

Multi-Utilities 2.7%
Consolidated Edison, Inc.	38,000	2,494,700
Dominion Energy, Inc.	13,300	908,656
DTE Energy Co.	9,200	1,083,024
Public Service Enterprise Group, Inc.	43,400	2,336,222
Sempra Energy	23,600	2,737,128

		9,559,730

Oil, Gas & Consumable Fuels 6.9%
Chevron Corp.	48,538	4,853,800
ConocoPhillips	44,915	2,336,029
Diamondback Energy, Inc.	20,300	1,406,384
EOG Resources, Inc.	29,000	1,872,240
Equitrans Midstream Corp.	120,200	869,046
Exxon Mobil Corp.	104,171	5,663,777
HollyFrontier Corp.	17,600	666,688
Kinder Morgan, Inc.	115,500	1,697,850
Marathon Oil Corp.	106,396	1,180,996
Marathon Petroleum Corp.	34,340	1,875,651
Murphy Oil Corp.	19,500	318,435

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      19

Schedule of Investments (continued)

as of February 28, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Occidental Petroleum Corp.	7,905	$210,352
Phillips 66	21,055	1,748,618

		24,699,866

Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	15,000	919,950
Johnson & Johnson	31,120	4,931,275
Perrigo Co. PLC	17,800	718,408
Pfizer, Inc.	82,886	2,775,852
Viatris, Inc.*	91,900	1,364,715

		10,710,200

Real Estate Management & Development 0.7%
Jones Lang LaSalle, Inc.*	13,600	2,366,128

Road & Rail 1.0%
Knight-Swift Transportation Holdings, Inc.	51,400	2,220,480
Ryder System, Inc.	20,374	1,380,746

		3,601,226

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	104,964	6,379,712
Micron Technology, Inc.*	32,303	2,956,693

		9,336,405

Specialty Retail 0.6%
AutoNation, Inc.*	9,400	705,188
Home Depot, Inc. (The)	2,300	594,182
Penske Automotive Group, Inc.	12,700	863,346

		2,162,716

Technology Hardware, Storage & Peripherals 1.4%
Hewlett Packard Enterprise Co.	183,363	2,669,765
Xerox Holdings Corp.	93,300	2,377,284

		5,047,049

Textiles, Apparel & Luxury Goods 0.6%
PVH Corp.	20,200	2,019,192

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp.	30,800	$375,144
New York Community Bancorp, Inc.	25,600	312,576

		687,720

Tobacco 0.1%
Philip Morris International, Inc.	3,843	322,889

Trading Companies & Distributors 0.7%
Air Lease Corp.	50,526	2,317,122

Wireless Telecommunication Services 1.1%
Telephone & Data Systems, Inc.	113,119	2,023,699
United States Cellular Corp.*	66,500	1,957,095

		3,980,794

TOTAL COMMON STOCKS (cost $269,300,986)		351,797,944

EXCHANGE-TRADED FUND 0.4%
iShares Russell 1000 Value ETF (cost $1,147,013)	9,700	1,392,532

TOTAL LONG-TERM INVESTMENTS (cost $270,447,999)		353,190,476

SHORT-TERM INVESTMENTS 2.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,574,803	2,574,803
PGIM Institutional Money Market Fund (cost $5,544,516; includes $5,543,765 of cash collateral for securities on loan)(b)(wa)	5,557,019	5,554,240

TOTAL SHORT-TERM INVESTMENTS (cost $8,119,319)		8,129,043

TOTAL INVESTMENTS 101.6% (cost $278,567,318)		361,319,519
Liabilities in excess of other assets (1.6)%		(5,692,532)

NET ASSETS 100.0%		$355,626,987

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      21

Schedule of Investments (continued)

as of February 28, 2021

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REITs—Real Estate Investment Trust
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,411,928; cash collateral of $5,543,765 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$2,015,284	$—	$—
Air Freight & Logistics	1,247,050	—	—
Automobiles	6,581,717	—	—
Banks	45,672,828	—	—
Beverages	2,334,026	—	—
Biotechnology	1,988,644	—	—
Building Products	1,718,332	—	—
Capital Markets	14,441,776	—	—
Chemicals	14,696,622	—	—
Communications Equipment	1,730,136	—	—
Consumer Finance	5,043,531	—	—
Containers & Packaging	2,962,367	—	—
Diversified Consumer Services	2,283,154	—	—
Diversified Financial Services	11,387,628	—	—
Diversified Telecommunication Services	11,845,940	—	—
Electric Utilities	18,057,100	—	—
Electrical Equipment	977,129	—	—
Electronic Equipment, Instruments & Components	3,421,160	—	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Energy Equipment & Services	$1,553,097	$—	$—
Entertainment	4,385,728	—	—
Equity Real Estate Investment Trusts (REITs)	14,021,667	—	—
Food & Staples Retailing	6,096,032	—	—
Food Products	9,100,228	—	—
Health Care Equipment & Supplies	4,474,093	—	—
Health Care Providers & Services	14,647,088	—	—
Hotels, Restaurants & Leisure	459,074	—	—
Household Durables	7,360,931	—	—
Household Products	1,157,723	—	—
Independent Power & Renewable Electricity Producers	1,968,225	—	—
Industrial Conglomerates	607,050	—	—
Insurance	25,798,671	—	—
Interactive Media & Services	2,841,139	—	—
Internet & Direct Marketing Retail	642,648	—	—
IT Services	2,248,485	—	—
Machinery	3,151,104	—	—
Marine	2,389,792	—	—
Media	17,122,572	—	—
Metals & Mining	2,852,791	—	—
Mortgage Real Estate Investment Trusts (REITs)	2,952,945	—	—
Multiline Retail	751,400	—	—
Multi-Utilities	9,559,730	—	—
Oil, Gas & Consumable Fuels	24,699,866	—	—
Pharmaceuticals	10,710,200	—	—
Real Estate Management & Development	2,366,128	—	—
Road & Rail	3,601,226	—	—
Semiconductors & Semiconductor Equipment	9,336,405	—	—
Specialty Retail	2,162,716	—	—
Technology Hardware, Storage & Peripherals	5,047,049	—	—
Textiles, Apparel & Luxury Goods	2,019,192	—	—
Thrifts & Mortgage Finance	687,720	—	—
Tobacco	322,889	—	—
Trading Companies & Distributors	2,317,122	—	—
Wireless Telecommunication Services	3,980,794	—	—
Exchange-Traded Fund	1,392,532	—	—
Affiliated Mutual Funds	8,129,043	—	—

Total	$361,319,519	$—	$—

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      23

Schedule of Investments (continued)

as of February 28, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

Banks	12.8%
Insurance	7.3
Oil, Gas & Consumable Fuels	6.9
Electric Utilities	5.1
Media	4.8
Chemicals	4.1
Health Care Providers & Services	4.1
Capital Markets	4.1
Equity Real Estate Investment Trusts (REITs)	3.9
Diversified Telecommunication Services	3.3
Diversified Financial Services	3.2
Pharmaceuticals	3.0
Multi-Utilities	2.7
Semiconductors & Semiconductor Equipment	2.6
Food Products	2.6
Affiliated Mutual Funds (1.6% represents investments purchased with collateral from securities on loan)	2.3
Household Durables	2.1
Automobiles	1.8
Food & Staples Retailing	1.7
Technology Hardware, Storage & Peripherals	1.4
Consumer Finance	1.4
Health Care Equipment & Supplies	1.3
Entertainment	1.2
Wireless Telecommunication Services	1.1
Road & Rail	1.0
Electronic Equipment, Instruments & Components	1.0
Machinery	0.9
Containers & Packaging	0.8
Mortgage Real Estate Investment Trusts (REITs)	0.8
Metals & Mining	0.8

Interactive Media & Services	0.8%
Marine	0.7
Real Estate Management & Development	0.7
Beverages	0.7
Trading Companies & Distributors	0.7
Diversified Consumer Services	0.6
IT Services	0.6
Specialty Retail	0.6
Textiles, Apparel & Luxury Goods	0.6
Aerospace & Defense	0.6
Biotechnology	0.6
Independent Power & Renewable Electricity Producers	0.6
Communications Equipment	0.5
Building Products	0.5
Energy Equipment & Services	0.4
Exchange-Traded Fund	0.4
Air Freight & Logistics	0.3
Household Products	0.3
Electrical Equipment	0.3
Multiline Retail	0.2
Thrifts & Mortgage Finance	0.2
Internet & Direct Marketing Retail	0.2
Industrial Conglomerates	0.2
Hotels, Restaurants & Leisure	0.1
Tobacco	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

24

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$5,411,928	$(5,411,928)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      25

Statement of Assets and Liabilities

as of February 28, 2021

Assets

Investments at value, including securities on loan of $5,411,928:
Unaffiliated investments (cost $270,447,999)	$353,190,476
Affiliated investments (cost $8,119,319)	8,129,043
Receivable for investments sold	7,139,128
Receivable for Fund shares sold	880,746
Dividends receivable	782,489
Prepaid expenses and other assets	13,718

Total Assets	370,135,600

Liabilities

Payable for investments purchased	8,060,750
Payable to broker for collateral for securities on loan	5,543,765
Payable for Fund shares purchased	515,346
Management fee payable	164,771
Distribution fee payable	99,501
Accrued expenses and other liabilities	71,513
Affiliated transfer agent fee payable	50,754
Trustees’ fees payable	2,213

Total Liabilities	14,508,613

Net Assets	$355,626,987

Net assets were comprised of:
Shares of beneficial interest, at par	$27,191
Paid-in capital in excess of par	293,551,436
Total distributable earnings (loss)	62,048,360

Net assets, February 28, 2021	$355,626,987

See Notes to Financial Statements.

26

Class A

Net asset value and redemption price per share, ($30,684,604 ÷ 2,407,762 shares of beneficial interest issued and outstanding)	$12.74
Maximum sales charge (5.50% of offering price)	0.74
Maximum offering price to public	$13.48

Class C

Net asset value, offering price and redemption price per share, ($3,165,169 ÷ 272,994 shares of beneficial interest issued and outstanding)	$11.59

Class R

Net asset value, offering price and redemption price per share, ($240,672,694 ÷ 18,333,243 shares of beneficial interest issued and outstanding)	$13.13

Class Z

Net asset value, offering price and redemption price per share, ($80,486,383 ÷ 6,130,196 shares of beneficial interest issued and outstanding)	$13.13

Class R6

Net asset value, offering price and redemption price per share, ($618,137 ÷ 47,076 shares of beneficial interest issued and outstanding)	$13.13

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      27

Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $208 foreign withholding tax)	$8,288,127
Income from securities lending, net (including affiliated income of $76,001)	118,711
Affiliated dividend income	7,523

Total income	8,414,361

Expenses
Management fee	2,232,478
Distribution fee(a)	1,584,909
Transfer agent’s fees and expenses (including affiliated expense of $272,748)(a)	343,036
Custodian and accounting fees	72,210
Registration fees(a)	62,907
Shareholders’ reports	28,557
Audit fee	25,968
Legal fees and expenses	20,279
Trustees’ fees	14,190
Miscellaneous	28,537

Total expenses	4,413,071
Less: Fee waiver and/or expense reimbursement(a)	(492,234)
Distribution fee waiver(a)	(507,110)

Net expenses	3,413,727

Net investment income (loss)	5,000,634

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $9,153)	(17,040,917)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $9,852)	95,352,530

Net gain (loss) on investment transactions	78,311,613

Net Increase (Decrease) In Net Assets Resulting From Operations	$83,312,247

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	74,913	513	25,609	1,483,874	—	—
Transfer agent’s fees and expenses	42,053	574	5,136	249,928	45,260	85
Registration fees	8,761	2,930	9,934	11,684	14,764	14,834
Fee waiver and/or expense reimbursement	(42,450)	(3,409)	(4,354)	(336,345)	(90,549)	(15,127)
Distribution fee waiver	(12,485)	—	—	(494,625)	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended February 28/29,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,000,634	$5,041,277
Net realized gain (loss) on investment transactions	(17,040,917)	15,358,614
Net change in unrealized appreciation (depreciation) on investments	95,352,530	(47,915,787)

Net increase (decrease) in net assets resulting from operations	83,312,247	(27,515,896)

Dividends and Distributions
Distributions from distributable earnings
Class A	(512,087)	(1,598,931)
Class B	—	(15,778)
Class C	(28,197)	(162,676)
Class R	(3,832,749)	(9,304,627)
Class Z	(1,377,175)	(2,757,675)
Class R6	(8,687)	(18,652)

	(5,758,895)	(13,858,339)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	89,075,510	20,419,289
Net asset value of shares issued in reinvestment of dividends and distributions	5,739,371	13,790,337
Cost of shares purchased	(64,704,842)	(81,021,350)

Net increase (decrease) in net assets from Fund share transactions	30,110,039	(46,811,724)

Total increase (decrease)	107,663,391	(88,185,959)

Net Assets:

Beginning of year	247,963,596	336,149,555

End of year	$355,626,987	$247,963,596

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      29

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund, PGIM Jennison Focused Growth Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Value Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

30

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM QMA Large-Cap Value Fund      31

Notes to Financial Statements (continued)

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the

32

value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM QMA Large-Cap Value Fund      33

Notes to Financial Statements (continued)

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion and 0.75% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to waive and/or reimburse up to 0.17% of fees and expenses from the Fund to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis. This contractual limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of

34

the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through June 30, 2022 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $24,536 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS received $822 and $1,445 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the year ended February 28, 2021, no 17a-7 transactions were entered into by the Fund.

PGIM QMA Large-Cap Value Fund      35

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2021, were $175,384,842 and $147,475,665, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$123,945	$72,979,055	$70,528,197	$—	$—	$2,574,803	2,574,803	$7,523

PGIM Institutional Money Market Fund (1)(b)(wa)
4,335,043	363,278,519	362,078,327	9,852	9,153	5,554,240	5,557,019	76,001	(2)

$4,458,988	$436,257,574	$432,606,524	$9,852	$9,153	$8,129,043		$83,524

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2021, the tax character of dividends paid by the Fund were $5,421,600 of ordinary income and $337,295 of long-term capital gains. For the year ended February 29, 2020, the tax character of dividends paid by the Fund were $6,936,508 of ordinary income and $6,921,831 of long-term capital gains.

As of February 28, 2021, the accumulated undistributed earnings on a tax basis was $668,869 of ordinary income.

36

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$283,775,863	$89,202,612	$(11,658,956)	$77,543,656

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2021 of approximately $16,164,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

PGIM QMA Large-Cap Value Fund      37

Notes to Financial Statements (continued)

As of February 28, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	795	0.1%
Class R	18,333,243	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	67.7%	2	24.8%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended February 28, 2021:
Shares sold	206,058	$2,141,666
Shares issued in reinvestment of dividends and distributions	43,635	500,490
Shares purchased	(538,311)	(5,331,771)

Net increase (decrease) in shares outstanding before conversion	(288,618)	(2,689,615)
Shares issued upon conversion from other share class(es)	50,568	481,153
Shares purchased upon conversion into other share class(es)	(5,969)	(67,670)

Net increase (decrease) in shares outstanding	(244,019)	$(2,276,132)

Year ended February 29, 2020:
Shares sold	155,461	$1,903,673
Shares issued in reinvestment of dividends and distributions	125,952	1,564,329
Shares purchased	(518,394)	(6,305,333)

Net increase (decrease) in shares outstanding before conversion	(236,981)	(2,837,331)
Shares issued upon conversion from other share class(es)	625,338	7,740,315
Shares purchased upon conversion into other share class(es)	(72,147)	(883,391)

Net increase (decrease) in shares outstanding	316,210	$4,019,593

Class B

Period ended June 26, 2020*:
Shares purchased	(7,783)	$(62,581)

Net increase (decrease) in shares outstanding before conversion	(7,783)	(62,581)
Shares purchased upon conversion into other share class(es)	(18,196)	(146,802)

Net increase (decrease) in shares outstanding	(25,979)	$(209,383)

Year ended February 29, 2020:
Shares sold	1,496	$16,642
Shares issued in reinvestment of dividends and distributions	1,274	14,498
Shares purchased	(18,828)	(208,290)

Net increase (decrease) in shares outstanding before conversion	(16,058)	(177,150)
Shares purchased upon conversion into other share class(es)	(22,754)	(253,066)

Net increase (decrease) in shares outstanding	(38,812)	$(430,216)

38

Class C	Shares	Amount

Year ended February 28, 2021:
Shares sold	111,687	$1,085,596
Shares issued in reinvestment of dividends and distributions	2,629	27,477
Shares purchased	(141,482)	(1,275,822)

Net increase (decrease) in shares outstanding before conversion	(27,166)	(162,749)
Shares purchased upon conversion into other share class(es)	(14,366)	(149,959)

Net increase (decrease) in shares outstanding	(41,532)	$(312,708)

Year ended February 29, 2020:
Shares sold	96,241	$1,064,947
Shares issued in reinvestment of dividends and distributions	13,689	155,501
Shares purchased	(138,036)	(1,544,877)

Net increase (decrease) in shares outstanding before conversion	(28,106)	(324,429)
Shares purchased upon conversion into other share class(es)	(642,504)	(7,302,574)

Net increase (decrease) in shares outstanding	(670,610)	$(7,627,003)

Class R

Year ended February 28, 2021:
Shares sold	6,466,834	$54,105,385
Shares issued in reinvestment of dividends and distributions	324,260	3,832,749
Shares purchased	(4,257,045)	(44,742,906)

Net increase (decrease) in shares outstanding	2,534,049	$13,195,228

Year ended February 29, 2020:
Shares sold	862,001	$10,628,985
Shares issued in reinvestment of dividends and distributions	726,924	9,304,627
Shares purchased	(2,750,971)	(34,391,519)

Net increase (decrease) in shares outstanding	(1,162,046)	$(14,457,907)

Class Z

Year ended February 28, 2021:
Shares sold	3,056,448	$31,498,868
Shares issued in reinvestment of dividends and distributions	116,001	1,369,969
Shares purchased	(1,312,222)	(13,155,910)

Net increase (decrease) in shares outstanding before conversion	1,860,227	19,712,927
Shares issued upon conversion from other share class(es)	7,701	89,861
Shares purchased upon conversion into other share class(es)	(27,800)	(263,730)

Net increase (decrease) in shares outstanding	1,840,128	$19,539,058

Year ended February 29, 2020:
Shares sold	407,500	$5,049,881
Shares issued in reinvestment of dividends and distributions	213,829	2,732,730
Shares purchased	(929,264)	(11,614,024)

Net increase (decrease) in shares outstanding before conversion	(307,935)	(3,831,413)
Shares issued upon conversion from other share class(es)	73,943	931,851
Shares purchased upon conversion into other share class(es)	(22,762)	(288,744)

Net increase (decrease) in shares outstanding	(256,754)	$(3,188,306)

PGIM QMA Large-Cap Value Fund      39

Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended February 28, 2021:
Shares sold	22,156	$243,995
Shares issued in reinvestment of dividends and distributions	736	8,686
Shares purchased	(14,405)	(135,852)

Net increase (decrease) in shares outstanding before conversion	8,487	116,829
Shares issued upon conversion from other share class(es)	5,593	57,147

Net increase (decrease) in shares outstanding	14,080	$173,976

Year ended February 29, 2020:
Shares sold	147,086	$1,755,161
Shares issued in reinvestment of dividends and distributions	1,459	18,652
Shares purchased	(2,212,356)	(26,957,307)

Net increase (decrease) in shares outstanding before conversion	(2,063,811)	(25,183,494)
Shares issued upon conversion from other share class(es)	4,601	55,609

Net increase (decrease) in shares outstanding	(2,059,210)	$(25,127,885)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

40

to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2021. The average daily balance for the 12 days that the Fund had loans outstanding during the period was approximately $4,346,250, borrowed at a weighted average interest rate of 1.45%. The maximum loan outstanding amount during the period was $10,248,000. At February 28, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets,

PGIM QMA Large-Cap Value Fund      41

Notes to Financial Statements (continued)

including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.47	$12.19	$14.38	$14.47	$11.17
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.21	0.22	0.17	0.20
Net realized and unrealized gain (loss) on investment transactions	2.29	(1.32)	(0.85)	1.12	3.69
Total from investment operations	2.48	(1.11)	(0.63)	1.29	3.89
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.25)	(0.19)	(0.22)
Distributions from net realized gains	(0.04)	(0.37)	(1.31)	(1.19)	(0.37)
Total dividends and distributions	(0.21)	(0.61)	(1.56)	(1.38)	(0.59)
Net asset value, end of year	$12.74	$10.47	$12.19	$14.38	$14.47
Total Return(b):	24.05%	(9.86)%	(4.14)%	9.57%	35.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,685	$27,769	$28,482	$29,039	$26,109
Average net assets (000)	$24,971	$32,667	$29,461	$27,204	$21,438
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.13%	1.13%	1.10%	1.07%
Expenses before waivers and/or expense reimbursement	1.37%	1.35%	1.35%	1.32%	1.29%
Net investment income (loss)	1.89%	1.74%	1.66%	1.23%	1.53%
Portfolio turnover rate(e)(f)	53%	56%	76%	72%	126%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      43

Financial Highlights (continued)

Class C Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.56	$11.20	$13.34	$13.53	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.11	0.06	0.09
Net realized and unrealized gain (loss) on investment transactions	2.07	(1.21)	(0.79)	1.04	3.46
Total from investment operations	2.14	(1.13)	(0.68)	1.10	3.55
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.14)	(0.15)	(0.10)	(0.13)
Distributions from net realized gains	(0.04)	(0.37)	(1.31)	(1.19)	(0.37)
Total dividends and distributions	(0.11)	(0.51)	(1.46)	(1.29)	(0.50)
Net asset value, end of year	$11.59	$9.56	$11.20	$13.34	$13.53
Total Return(b):	22.62%	(10.82)%	(4.88)%	8.72%	34.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,165	$3,007	$11,036	$14,054	$14,187
Average net assets (000)	$2,561	$4,593	$12,883	$13,571	$11,548
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.29%	2.13%	1.91%	1.88%	1.82%
Expenses before waivers and/or expense reimbursement	2.46%	2.30%	2.08%	2.05%	1.99%
Net investment income (loss)	0.76%	0.70%	0.88%	0.46%	0.78%
Portfolio turnover rate(e)(f)	53%	56%	76%	72%	126%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

44

Class R Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.78	$12.54	$14.74	$14.79	$11.41
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.19	0.20	0.15	0.17
Net realized and unrealized gain (loss) on investment transactions	2.38	(1.36)	(0.87)	1.15	3.76
Total from investment operations	2.55	(1.17)	(0.67)	1.30	3.93
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.22)	(0.16)	(0.18)
Distributions from net realized gains	(0.04)	(0.37)	(1.31)	(1.19)	(0.37)
Total dividends and distributions	(0.20)	(0.59)	(1.53)	(1.35)	(0.55)
Net asset value, end of year	$13.13	$10.78	$12.54	$14.74	$14.79
Total Return(b):	23.82%	(10.08)%	(4.34)%	9.41%	34.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$240,673	$170,352	$212,712	$237,199	$244,779
Average net assets (000)	$197,850	$205,065	$226,245	$242,784	$231,775
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%	1.33%	1.32%	1.32%
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.74%	1.74%
Net investment income (loss)	1.69%	1.53%	1.47%	1.02%	1.29%
Portfolio turnover rate(e)(f)	53%	56%	76%	72%	126%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      45

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.78	$12.53	$14.73	$14.78	$11.40
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.27	0.22	0.24
Net realized and unrealized gain (loss) on investment transactions	2.37	(1.35)	(0.87)	1.16	3.76
Total from investment operations	2.60	(1.09)	(0.60)	1.38	4.00
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.29)	(0.24)	(0.25)
Distributions from net realized gains	(0.04)	(0.37)	(1.31)	(1.19)	(0.37)
Total dividends and distributions	(0.25)	(0.66)	(1.60)	(1.43)	(0.62)
Net asset value, end of year	$13.13	$10.78	$12.53	$14.73	$14.78
Total Return(b):	24.37%	(9.56)%	(3.77)%	9.94%	35.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,486	$46,231	$56,971	$70,569	$102,843
Average net assets (000)	$53,264	$54,581	$64,057	$75,603	$97,738
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.81%	0.80%	0.80%	0.80%	0.82%
Expenses before waivers and/or expense reimbursement	0.98%	0.95%	0.95%	0.96%	0.99%
Net investment income (loss)	2.17%	2.07%	2.00%	1.53%	1.79%
Portfolio turnover rate(e)(f)	53%	56%	76%	72%	126%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

46

Class R6 Shares
				April 26, 2017(a)
	Year Ended February 28/29,			through February 28,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.78	$12.53	$14.74	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.28	0.19
Net realized and unrealized gain (loss) on investment transactions	2.37	(1.35)	(0.89)	1.40
Total from investment operations	2.60	(1.09)	(0.61)	1.59
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.29)	(0.24)
Distributions from net realized gains	(0.04)	(0.37)	(1.31)	(1.19)
Total dividends and distributions	(0.25)	(0.66)	(1.60)	(1.43)
Net asset value, end of period	$13.13	$10.78	$12.53	$14.74
Total Return(c):	24.37%	(9.56)%	(3.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$618	$356	$26,223	$36,526
Average net assets (000)	$362	$7,619	$31,006	$33,613
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.81%	0.80%	0.80%	0.80	%(f)
Expenses before waivers and/or expense reimbursement	4.98%	1.02%	0.89%	0.90	%(f)
Net investment income (loss)	2.15%	2.12%	2.01%	1.54	%(f)
Portfolio turnover rate(g)(h)	53%	56%	76%	72%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Value Fund      47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM QMA Large-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Large-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

48

Federal Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2021, the Fund reports the maximum amount allowed per share but not less than $0.01 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Value Fund	100%	100%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM QMA Large-Cap Value Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Large-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM QMA Large-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Large-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	SUVAX	SUVCX	PRVRX	SUVZX	SUVQX
CUSIP	74440K108	74440K306	74440K736	74440K405	74440K538

MF502E

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report presents the consolidated results of the PGIM QMA Global Tactical Allocation Fund and the PGIM QMA Global Tactical Allocation Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Global Tactical Allocation Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Global Tactical Allocation Fund

April 15, 2021

PGIM QMA Global Tactical Allocation Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–0.66	3.22	1.38 (4/21/15)
(without sales charges)	5.12	4.39	2.37 (4/21/15)
Class C
(with sales charges)	3.31	3.63	1.60 (4/21/15)
(without sales charges)	4.31	3.63	1.60 (4/21/15)
Class Z
(without sales charges)	5.43	4.69	2.63 (4/21/15)
Class R6
(without sales charges)	5.44	4.67	2.61 (4/21/15)
Customized Blend Index
	14.64	9.01	6.77
Bloomberg Barclays Global Aggregate (USD Hedged) Index
	0.32	3.55	3.41
MSCI World Index (ND)
	29.34	14.10	9.62

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index, Bloomberg Barclays Global Aggregate (USD Hedged) Index, and the MSCI World Index (ND) by portraying the initial account values at the commencement of operations of Class Z shares (April 21, 2015) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Global Tactical Allocation Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is a model portfolio consisting of the MSCI World Index (ND) (50%) and the Bloomberg Barclays Global Aggregate Bond Hedged Index (50%). Each component of the Customized Blend Index is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend Index is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to various Fund segments.

Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality, and maturity.

MSCI World Net Dividends Index (MSCI World Index (ND)) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (ND) consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index (ND) is unmanaged and the total return includes the reinvestment of all dividends. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 2/28/21

Top Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
U.S. Treasury Bills	0.119%	03/25/2021	38.1%
U.S. Treasury Bills	0.120%	09/09/2021	38.1%
PGIM Core Ultra Short Bond Fund			18.9%
U.S. Treasury Bills	0.056%	09/09/2021	5.4%

Holdings reflect only short-term Investments.

PGIM QMA Global Tactical Allocation Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Global Tactical Allocation Fund’s Class Z shares returned 5.43% in the 12-month reporting period that ended February 28, 2021, underperforming the 14.64% return of the Customized Blend Index (the Index). The Index is a model portfolio consisting of the MSCI World Index ND (50%) and the Bloomberg Barclays Global Aggregate (USD Hedged) Index (50%).

What were the market conditions?

•

Equity markets plunged at the beginning of the reporting period as a global recession precipitated by lockdown measures to contain the spread of the COVID-19 pandemic led to a repricing of financial assets across markets and regions. From the beginning of the period through March 23, 2020, the MSCI World Index ND plunged 25.1%.

•

An unprecedented global policy response, including several interest rate cuts by the Federal Reserve and multiple fiscal stimulus packages passed by the US Congress, helped mitigate the economic impact of the COVID-19 pandemic and laid the groundwork for a robust recovery in global equity markets. From March 23, 2020 through the end of the period, the MSCI World Index ND rallied 72.6% to new record highs.

•

Following a precipitous fall at the beginning of the pandemic, global bond yields gradually increased over the period. The US 10-year Treasury yield, which declined to a low of 0.51% on August 4, 2020, ended the period at 1.4%.

What worked?

•	The Fund’s strategic asset allocation to global equities added to performance, as global equities gained value over the reporting period.

•

The Fund’s commodity relative value strategy, which invests opportunistically in commodities, also contributed positively to performance. Long positions in gasoline and the soybean complex were among the biggest contributors. (A long position means the investment manager expects a security to gain in value.)

What didn’t work?

•	Apart from commodities, the Fund’s other relative value strategies detracted from performance during the period.

•

Underperformance in the currency relative value strategy, which invests opportunistically in global currencies, was in part attributable to short positions in the Australian dollar, British pound, and Norwegian krone. (A short position means the investment manager expects a security to decline in value.)

•	Underperformance in the bond relative value strategy, which invests opportunistically in global bonds, was attributable in part to long positions in Australian and Canadian bonds.

8	Visit our website at pgim.com/investments

•

Underperformance in the country equity relative value strategy, which invests opportunistically—both long and short—in global equity markets, was attributable in part to long positions in Spanish equities and short positions in Swedish equities.

Did the Fund use derivatives?

The Fund uses futures, swaps on futures, and foreign exchange forward contracts to implement QMA’s investment views. The Fund’s use of derivatives, versus owning the direct physical security, had no material impact on performance during the period.

Current outlook

•

Following the large market declines at the beginning of the reporting period, the Fund’s performance rebounded materially for both the strategic and relative value components of its strategy. The tactical allocation component of the strategy finished the year nearly unchanged, following underperformance at the beginning of the period.

•

Looking forward, unprecedented continued fiscal and monetary policy support, combined with an accelerating drive to vaccinate the majority of the US population against COVID-19 in 2021, should lead to macroeconomic fundamentals serving again as the primary driver of market returns, in QMA’s view. When this occurs, QMA expects its strategies to continue performing strongly, as they have following prior episodes of market stress.

PGIM QMA Global Tactical Allocation Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

10	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Global Tactical Allocation Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,047.70	1.45%	$7.36
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25
Class C	Actual	$1,000.00	$1,044.30	2.20%	$11.15
	Hypothetical	$1,000.00	$1,013.88	2.20%	$10.99
Class Z	Actual	$1,000.00	$1,049.70	1.20%	$6.10
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01
Class R6	Actual	$1,000.00	$1,049.70	1.20%	$6.10
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Global Tactical Allocation Fund	11

Consolidated Schedule of Investments

as of February 28, 2021

Description			Shares	Value

SHORT-TERM INVESTMENTS 100.5%

AFFILIATED MUTUAL FUND 18.9%
PGIM Core Ultra Short Bond Fund (cost $6,955,338)(bb)(wb)			6,955,338	$6,955,338

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 81.6%
U.S. Treasury Bills	0.119%	03/25/21	14,000	13,999,708
U.S. Treasury Bills(bb)(k)	0.056	09/09/21	2,000	1,999,461
U.S. Treasury Bills(h)(k)	0.120	09/09/21	14,000	13,996,227

TOTAL U.S. TREASURY OBLIGATIONS (cost $29,989,336)				29,995,396

TOTAL INVESTMENTS 100.5% (cost $36,944,674)				36,950,734
Liabilities in excess of other assets(z) (0.5)%				(195,206)

NET ASSETS 100.0%				$36,755,528

Below is a list of the abbreviation(s) used in the annual report:

         AUD—Australian Dollar

         BRL—Brazilian Real

         CAD—Canadian Dollar

         CHF—Swiss Franc

         EUR—Euro

         GBP—British Pound

         JPY—Japanese Yen

         KRW—South Korean Won

         NOK—Norwegian Krone

         NZD—New Zealand Dollar

         SEK—Swedish Krona

         USD—US Dollar

         ASX—Australian Securities Exchange

         BIST—Borsa Istanbul Index (Turkish Stock Exchange)

         Bovespa—Sao Paulo Stock Exchange

         CAC—French Stock Market Index

         DAX—German Stock Index

         FTSE—Financial Times Stock Exchange

         JSE—Johannesburg Stock Exchange

         KOSPI—Korean Composite Stock Price Index

         LIBOR—London Interbank Offered Rate

         LME—London Metal Exchange

         MIB—Italian Stock Exchange

         MSCI—Morgan Stanley Capital International

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     13

Consolidated Schedule of Investments (continued)

as of February 28, 2021

           OAT—Obligations Assimilables du Tresor

           OMXS—Nordic Exchange Stockholm Index

            OTC—Over-the-counter

           PRI—Primary Rate Interface

           Q—Quarterly payment frequency for swaps

           RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

           S&P—Standard & Poor’s

           SGX—Singapore Exchange

           SPI—Swiss Performance Index

           STOXX—Stock Index of the Eurozone

           TOPIX—Tokyo Stock Price Index

           TSX—Toronto Stock Exchange

           ULSD—Ultra-Low Sulfur Diesel

           WIG—Warsaw Stock Exchange

           WTI—West Texas Intermediate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Financial Futures contracts outstanding at February 28, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
46	10 Year Australian Treasury Bonds	Mar. 2021	$4,851,583	$(332,154)
21	10 Year Canadian Government Bonds	Jun. 2021	2,306,601	(40,629)
46	10 Year U.S. Treasury Notes	Jun. 2021	6,105,063	(70,131)
565	BIST National 30 Index	Apr. 2021	1,174,619	(54,494)
44	Euro STOXX 50 Index	Mar. 2021	1,925,509	56,205
21	FTSE 100 Index	Mar. 2021	1,884,017	(31,955)
23	FTSE/JSE Top 40 Index	Mar. 2021	915,759	84,963
10	FTSE/MIB Index	Mar. 2021	1,377,216	13,685
24	Mexican Bolsa Index	Mar. 2021	512,350	(5,109)
92	S&P 500 E-Mini Index	Mar. 2021	17,522,320	503,049
2	S&P/TSX 60 Index	Mar. 2021	336,885	11,721
7	SGX Nifty 50 Index	Mar. 2021	203,343	(3,603)
21	TOPIX Index	Mar. 2021	3,694,873	24,349
2	Yen Denominated Nikkei 225 Index	Mar. 2021	274,731	(3,548)

				152,349

Short Positions:
35	10 Year Euro-Bund	Mar. 2021	7,322,552	116,289
3	10 Year Japanese Government Bonds	Mar. 2021	4,239,036	39,111
9	10 Year Mini Japanese Government Bonds	Mar. 2021	1,273,230	3,665

See Notes to Consolidated Financial Statements.

14

Financial Futures contracts outstanding at February 28, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
14	10 Year U.K. Gilt	Jun. 2021	$2,492,128	$20,173
10	ASX SPI 200 Index	Mar. 2021	1,275,171	(2,319)
24	CAC40 10 Euro	Mar. 2021	1,650,271	18,208
2	DAX Index	Mar. 2021	830,046	12,650
1	Euro-OAT	Mar. 2021	197,186	3,371
13	MSCI Taiwan Stock Index	Mar. 2021	720,460	15,407
87	OMXS30 Index	Mar. 2021	2,065,811	26,132
36	SGX FTSE China A50 Index	Mar. 2021	655,344	33,108
61	WIG20 Index	Mar. 2021	625,057	22,206

				308,001

				$460,350

Commodity Futures contracts outstanding at February 28, 2021(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
1	Coffee ’C’	May 2021	$51,563	$4,928
2	Copper	May 2021	204,625	8,595
7	Gasoline RBOB	Apr. 2021	573,447	15,314
9	Lean Hogs	Apr. 2021	313,740	34,033
1	Live Cattle	Apr. 2021	48,000	(1,019)
5	LME PRI Aluminum	Mar. 2021	266,469	8,851
4	LME Zinc	Mar. 2021	277,950	7,341
3	Mini Gold	Apr. 2021	166,743	(6,808)
5	Mini Silver	May 2021	132,200	(2,933)
3	Natural Gas	Apr. 2021	83,130	(2,730)
5	NY Harbor ULSD	Apr. 2021	387,051	1,069
1	Silver	May 2021	132,200	(4,412)
9	Soybean	May 2021	631,913	8,732
22	Soybean Oil	May 2021	659,208	50,137
27	Sugar #11 (World)	May 2021	497,448	4,174
14	WTI Crude	Apr. 2021	861,000	43,486

				168,758

Short Positions:
3	Corn	May 2021	82,125	441
7	Cotton No. 2	May 2021	310,905	(5,467)
1	Gold 100 OZ	Apr. 2021	172,880	11,464
5	LME Nickel	Mar. 2021	556,200	(22,871)

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     15

Consolidated Schedule of Investments (continued)

as of February 28, 2021

Commodity Futures contracts outstanding at February 28, 2021(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
6	LME PRI Aluminum	Mar. 2021	$319,763	$(28,251)
9	LME Zinc	Mar. 2021	625,388	(54,280)
10	No. 2 Soft Red Winter Wheat	May 2021	330,125	(6,529)

				(105,493)

				$63,265

(1)	Represents positions held in the Cayman Subsidiary.

Forward foreign currency exchange contracts outstanding at February 28, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	AUD	50	$38,149	$38,476	$327	$—
British Pound,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	GBP	100	136,056	139,340	3,284	—
Canadian Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CAD	2,100	1,649,846	1,650,251	405	—
Euro,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	EUR	2,700	3,291,978	3,259,436	—	(32,542)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	EUR	500	614,939	603,599	—	(11,340)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	EUR	100	122,804	120,720	—	(2,084)
Japanese Yen,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	JPY	550,000	5,190,779	5,160,939	—	(29,840)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	JPY	130,000	1,255,024	1,219,858	—	(35,166)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	JPY	60,000	579,082	563,012	—	(16,070)

See Notes to Consolidated Financial Statements.

16

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NZD	4,600	$3,298,941	$3,323,750	$24,809	$—
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NZD	300	214,929	216,767	1,838	—
Norwegian Krone,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NOK	750	87,318	86,499	—	(819)
Swedish Krona,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	SEK	27,250	3,235,680	3,228,027	—	(7,653)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	SEK	18,500	2,219,011	2,191,505	—	(27,506)
Swiss Franc,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CHF	2,800	3,154,824	3,080,047	—	(74,777)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CHF	550	624,361	605,009	—	(19,352)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CHF	250	283,850	275,005	—	(8,845)

				$25,997,571	$25,762,240	30,663	(265,994)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	AUD	4,100	$3,054,883	$3,155,038	$—	$(100,155)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	AUD	1,250	966,172	961,902	4,270	—
British Pound,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	GBP	2,800	3,876,612	3,901,504	—	(24,892)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	GBP	1,650	2,228,950	2,299,101	—	(70,151)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	GBP	300	409,070	418,018	—	(8,948)
Canadian Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CAD	1,950	1,514,980	1,532,375	—	(17,395)

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     17

Consolidated Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CAD	150	$118,034	$117,875	$159	$—
Euro,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	EUR	500	602,052	603,600	—	(1,548)
Japanese Yen,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	JPY	5,000	48,615	46,918	1,697	—
New Zealand Dollar,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NZD	900	638,655	650,299	—	(11,644)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NZD	50	36,397	36,128	269	—
Norwegian Krone,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NOK	11,750	1,379,450	1,355,152	24,298	—
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NOK	3,250	371,413	374,829	—	(3,416)
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	NOK	250	29,867	28,833	1,034	—
Swedish Krona,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	SEK	1,250	151,447	148,074	3,373	—
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	SEK	250	30,550	29,615	935	—
Swiss Franc,
Expiring 03/17/21	Morgan Stanley Capital
	Services LLC	CHF	5,400	6,013,439	5,940,090	73,349	—

				$21,470,586	$21,599,351	109,384	(238,149)

						$140,047	$(504,143)

See Notes to Consolidated Financial Statements.

18

Total return swap agreements outstanding at February 28, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
		Credit Suisse Securities (Europe)
Bovespa Index Futures(Q)	–	Limited	4/14/21	BRL 836	$(11,576)	$—	$(11,576)
		Credit Suisse Securities (Europe)		KRW
KOSPI 200 Index Futures(Q)	–	Limited	3/11/21	(636,896)	(71,665)	—	(71,665)
		Credit Suisse Securities (Europe)
Swiss Market Index Futures(Q)	–	Limited	3/19/21	CHF (323)	11,025	—	11,025

					$(72,216)	$—	$(72,216)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balance Reported in the Statement of Assets and Liabilities for OTC Swap Agreements Table:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$11,025	$(83,241)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$5,798,437

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     19

Consolidated Schedule of Investments (continued)

as of February 28, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Fund	$6,955,338	$—	$—
U.S. Treasury Obligations	—	29,995,396	—

Total	$6,955,338	$29,995,396	$—

Other Financial Instruments*
Assets
Financial Futures Contracts	$1,004,292	$—	$—
Commodity Futures Contracts	198,565	—	—
OTC Forward Foreign Currency Exchange Contracts	—	140,047	—
OTC Total Return Swap Agreement	—	11,025	—

Total	$1,202,857	$151,072	$—

Liabilities
Financial Futures Contracts	$(543,942)	$—	$—
Commodity Futures Contracts	(135,300)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(504,143)	—
OTC Total Return Swap Agreements	—	(83,241)	—

Total	$(679,242)	$(587,384)	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Consolidated Financial Statements.

20

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

U.S. Treasury Obligations	81.6%
Affiliated Mutual Fund	18.9

100.5
Liabilities in excess of other assets	(0.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2021 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Commodity contracts	futures	$198,565	*	futures	$135,300	*
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Equity contracts	futures	821,683	*	futures	101,028	*
	Unrealized appreciation			Unrealized depreciation
Equity contracts	on OTC swap agreements	11,025		on OTC swap agreements	83,241
	Unrealized appreciation			Unrealized depreciation
	on OTC forward foreign			on OTC forward foreign
	currency exchange			currency exchange
Foreign exchange contracts	contracts	140,047		contracts	504,143
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Interest rate contracts	futures	182,609	*	futures	442,914	*

		$1,353,929			$1,266,626

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     21

Consolidated Schedule of Investments (continued)

as of February 28, 2021

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Commodity contracts	$2,167,365	$—	$—
Equity contracts	(1,426,693)	—	58,544
Foreign exchange contracts	—	(1,077,136)	—
Interest rate contracts	(647,107)	—	—

Total	$93,565	$(1,077,136)	$58,544

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Commodity contracts	$32,054	$—	$—
Equity contracts	3,424,437	—	(319,323)
Foreign exchange contracts	—	310,655	—
Interest rate contracts	(398,616)	—	—

Total	$3,057,875	$310,655	$(319,323)

See Notes to Consolidated Financial Statements.

22

For the year ended February 28, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$46,039,312	$24,310,818	$38,095,771

Forward Foreign Currency Exchange Contracts—Sold(2)
$34,696,955

Total Return Swap Agreements(1)
$2,656,892

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended February 28, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Credit Suisse Securities (Europe) Limited	$11,025	$(83,241)	$(72,216)	$72,216	$—
Morgan Stanley Capital Services LLC	140,047	(504,143)	(364,096)	299,911	(64,185)

	$151,072	$(587,384)	$(436,312)	$372,127	$(64,185)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     23

Consolidated Schedule of Investments (continued)

as of February 28, 2021

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Consolidated Financial Statements.

24

Consolidated Statement of Assets and Liabilities

as of February 28, 2021

Assets
Investments at value:
Unaffiliated investments (cost $29,989,336)	$29,995,396
Affiliated investments (cost $6,955,338)	6,955,338
Foreign currency, at value (cost $839,047)	830,456
Unrealized appreciation on OTC forward foreign currency exchange contracts	140,047
Unrealized appreciation on OTC swap agreements	11,025
Receivable for Fund shares sold	2,310
Dividends and interest receivable	138
Prepaid expenses	1,732

Total Assets	37,936,442

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	504,143
Due to broker—variation margin futures	362,284
Accrued expenses and other liabilities	104,666
Deposit due to broker for centrally cleared/exchange-traded derivatives	89,211
Unrealized depreciation on OTC swap agreements	83,241
Management fee payable	33,584
Trustees’ fees payable	1,807
Payable for Fund shares purchased	1,438
Distribution fee payable	300
Affiliated transfer agent fee payable	240

Total Liabilities	1,180,914

Net Assets	$36,755,528

Net assets were comprised of:
Shares of beneficial interest, at par	$3,871
Paid-in capital in excess of par	38,831,452
Total distributable earnings (loss)	(2,079,795)

Net assets, February 28, 2021	$36,755,528

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     25

Consolidated Statement of Assets and Liabilities

as of February 28, 2021

Class A

Net asset value, and redemption price per share, ($839,745 ÷ 88,970 shares of beneficial interest issued and outstanding)	$9.44
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price to public	$9.99

Class C

Net asset value, offering price and redemption price per share, ($175,237 ÷ 19,068 shares of beneficial interest issued and outstanding)	$9.19

Class Z

Net asset value, offering price and redemption price per share, ($847,701 ÷ 89,168 shares of beneficial interest issued and outstanding)	$9.51

Class R6

Net asset value, offering price and redemption price per share, ($34,892,845 ÷ 3,673,550 shares of beneficial interest issued and outstanding)	$9.50

See Notes to Consolidated Financial Statements.

26

Consolidated Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)

Income
Interest income	$77,553
Affiliated dividend income	16,236
Unaffiliated dividend income	5,547

Total income	99,336

Expenses
Management fee	449,643
Distribution fee(a)	5,458
Custodian and accounting fees	120,215
Audit fee	54,967
Registration fees(a)	36,978
Legal fees and expenses	21,815
Trustees’ fees	10,877
Shareholders’ reports	9,421
Transfer agent’s fees and expenses (including affiliated expense of $1,616)(a)	5,768
Miscellaneous	16,714

Total expenses	731,856
Less: Fee waiver and/or expense reimbursement(a)	(303,069)
Distribution fee waiver(a)	(545)

Net expenses	428,242

Net investment income (loss)	(328,906)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	2,850
Futures transactions	93,565
Forward currency contract transactions	(1,077,136)
Swap agreement transactions	58,544
Foreign currency transactions	(90,678)

(1,012,855)

Net change in unrealized appreciation (depreciation) on:
Investments	146
Futures	3,057,875
Forward currency contracts	310,655
Swap agreements	(319,323)
Foreign currencies	(6,842)

3,042,511

Net gain (loss) on investment and foreign currency transactions	2,029,656

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,700,750

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     27

Consolidated Statement of Operations

Year Ended February 28, 2021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	3,273	2,185	—	—
Registration fees	9,232	9,482	9,132	9,132
Transfer agent’s fees and expenses	2,915	445	2,363	45
Fee waiver and/or expense reimbursement	(20,276)	(11,553)	(19,805)	(251,435)
Distribution fee waiver	(545)	—	—	—

See Notes to Consolidated Financial Statements.

28

Consolidated Statements of Changes in Net Assets

	Year Ended February 28/29,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(328,906)	$316,754
Net realized gain (loss) on investment and foreign currency transactions	(1,012,855)	3,460,442
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,042,511	(4,429,798)

Net increase (decrease) in net assets resulting from operations	1,700,750	(652,602)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(60,569)
Class C	—	(10,673)
Class Z	—	(153,114)
Class R6	—	(1,618,297)

	—	(1,842,653)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	235,694	1,876,841
Net asset value of shares issued in reinvestment of dividends and distributions	—	1,842,429
Cost of shares purchased	(3,276,596)	(816,939)

Net increase (decrease) in net assets from Fund share transactions	(3,040,902)	2,902,331

Total increase (decrease)	(1,340,152)	407,076

Net Assets:

Beginning of year	38,095,680	37,688,604

End of year	$36,755,528	$38,095,680

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     29

Notes to Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund, PGIM Jennison Focused Growth Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These consolidated financial statements relate only to the PGIM QMA Global Tactical Allocation Fund (the “Fund”).

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund wholly owns and controls the PGIM QMA Global Tactical Allocation Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Fund and the Cayman Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

As of February 28, 2021, the Cayman Subsidiary had net assets of $6,474,581 representing 17.6% of the Fund’s net assets.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission rules.

30

2.	Accounting Policies

The Fund and the Cayman Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the

PGIM QMA Global Tactical Allocation Fund     31

Notes to Consolidated Financial Statements (continued)

last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

32

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

PGIM QMA Global Tactical Allocation Fund     33

Notes to Consolidated Financial Statements (continued)

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Cayman Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional

34

risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Consolidated Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Consolidated Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from

PGIM QMA Global Tactical Allocation Fund     35

Notes to Consolidated Financial Statements (continued)

counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of

36

credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent

PGIM QMA Global Tactical Allocation Fund     37

Notes to Consolidated Financial Statements (continued)

book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.10% of the Fund’s average daily net assets up to and including $1 billion, 1.08% of the next $2 billion, 1.06% of the next $2 billion, 1.05% of the next $5 billion and 1.04% of average daily net assets in excess of $10 billion (including the Cayman Subsidiary). The effective consolidated management fee rate before any waivers and/or expense reimbursements was 1.27% for the year ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

38

The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary will pay the Manager a monthly fee at the annual rate of 1.10% of the Cayman Subsidiary’s average daily net assets up to and including $1 billion, 1.08% on the next $2 billion of average daily net assets, 1.06% on the next $2 billion of average daily net assets, 1.05% on the next $5 billion of average daily net assets and 1.04% on the average daily net assets in excess of $10 billion. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board as long as the Fund remains invested in the Cayman Subsidiary or intends to invest in the Cayman Subsidiary. The Manager also has entered into a separate Subadvisory Agreement with QMA relating to the Cayman Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through June 30, 2022 to limit such expenses to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $2,470 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM QMA Global Tactical Allocation Fund     39

Notes to Consolidated Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. For the year ended February 28, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended February 28, 2021.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(bb)(wb)
$4,373,156	$32,996,054	$30,413,872	$—	$—	$6,955,338	6,955,338	$16,236

(1)	The Fund did not have any capital gain distributions during the reporting period.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2021, there were no distributions paid by the Fund. For the year ended February 29, 2020, the tax character of dividends paid by the Fund were $1,223,441 of ordinary income and $619,212 of long-term capital gains.

40

As of February 28, 2021, the accumulated undistributed earnings on a tax basis was $277,705 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$39,226,283	$635,766	$(2,824,012)	$(2,188,246)

The difference between GAAP basis and tax basis was primarily attributable to appreciation (depreciation) of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2021 of approximately $102,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

PGIM QMA Global Tactical Allocation Fund     41

Notes to Consolidated Financial Statements (continued)

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of February 28, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	1,194	6.3%
Class R6	3,673,550	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	94.9%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended February 28, 2021:
Shares sold	13,473	$122,743
Shares purchased	(74,082)	(655,558)

Net increase (decrease) in shares outstanding before conversion	(60,609)	(532,815)
Shares purchased upon conversion into other share class(es)	(12,437)	(111,316)

Net increase (decrease) in shares outstanding	(73,046)	$(644,131)

Year ended February 29, 2020:
Shares sold	44,609	$435,224
Shares issued in reinvestment of dividends and distributions	6,243	60,432
Shares purchased	(30,651)	(300,294)

Net increase (decrease) in shares outstanding	20,201	$195,362

Class C

Year ended February 28, 2021:
Shares sold	1,694	$15,165
Shares purchased	(24,152)	(201,443)

Net increase (decrease) in shares outstanding	(22,458)	$(186,278)

Year ended February 29, 2020:
Shares sold	26,969	$259,500
Shares issued in reinvestment of dividends and distributions	1,121	10,674
Shares purchased	(7,475)	(72,133)

Net increase (decrease) in shares outstanding	20,615	$198,041

42

Class Z	Shares	Amount

Year ended February 28, 2021:
Shares sold	10,782	$97,786
Shares purchased	(283,961)	(2,419,595)

Net increase (decrease) in shares outstanding before conversion	(273,179)	(2,321,809)
Shares issued upon conversion from other share class(es)	12,355	111,316

Net increase (decrease) in shares outstanding	(260,824)	$(2,210,493)

Year ended February 29, 2020:
Shares sold	120,205	$1,182,117
Shares issued in reinvestment of dividends and distributions	15,743	153,026
Shares purchased	(46,296)	(444,512)

Net increase (decrease) in shares outstanding	89,652	$890,631

Class R6

Year ended February 29, 2020:
Shares issued in reinvestment of dividends and distributions	166,492	$1,618,297

Net increase (decrease) in shares outstanding	166,492	$1,618,297

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 28, 2021.

PGIM QMA Global Tactical Allocation Fund     43

Notes to Consolidated Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will be considered qualifying regulated investment company (RIC) income for tax purposes. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as

44

“duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

PGIM QMA Global Tactical Allocation Fund     45

Notes to Consolidated Financial Statements (continued)

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the

46

decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM QMA Global Tactical Allocation Fund     47

Consolidated Financial Highlights

Class A Shares
	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net Asset Value, Beginning of Year(a)	$8.98	$9.54	$10.00	$9.91	$9.24
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	0.06	0.05	(0.06)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.56	(0.20)	0.01	0.87	1.03
Total from investment operations	0.46	(0.14)	0.06	0.81	0.92
Less Dividends and Distributions:
Dividends from net investment income	-	(0.17)	-	-	(0.25)
Distributions from net realized gains	-	(0.25)	(0.52)	(0.72)	-
Total dividends and distributions	-	(0.42)	(0.52)	(0.72)	(0.25)
Net asset value, end of year	$9.44	$8.98	$9.54	$10.00	$9.91
Total Return(b):	5.12%	(1.82)%	0.53%	8.51%	10.25%

Ratios/Supplemental Data:

Net assets, end of year (000)	$840	$1,455	$1,353	$773	$452
Average net assets (000)	$1,091	$1,455	$1,088	$620	$359
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.46%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	3.36%	3.23%	3.70%	4.31%	2.85%
Net investment income (loss)	(1.14)%	0.56%	0.54%	(0.58)%	(1.17)%
Portfolio turnover rate(e)	0%	0%	0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

48

Class C Shares
	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net Asset Value, Beginning of Year(a)	$8.81	$9.31	$9.85	$9.85	$9.18
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.02)	(0.02)	(0.14)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.54	(0.19)	- (b)	0.86	1.04
Total from investment operations	0.38	(0.21)	(0.02)	0.72	0.86
Less Dividends and Distributions:
Dividends from net investment income	-	(0.04)	-	-	(0.19)
Distributions from net realized gains	-	(0.25)	(0.52)	(0.72)	-
Total dividends and distributions	-	(0.29)	(0.52)	(0.72)	(0.19)
Net asset value, end of year	$9.19	$8.81	$9.31	$9.85	$9.85
Total Return(c):	4.31%	(2.52)%	(0.31)%	7.63%	9.57%

Ratios/Supplemental Data:

Net assets, end of year (000)	$175	$366	$195	$93	$95
Average net assets (000)	$218	$304	$137	$88	$85
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.20%	2.20%	2.21%	2.25%	2.25%
Expenses before waivers and/or expense reimbursement	7.49%	7.41%	14.14%	15.86%	3.58%
Net investment income (loss)	(1.86)%	(0.25)%	(0.20)%	(1.38)%	(1.93)%
Portfolio turnover rate(f)	0%	0%	0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     49

Consolidated Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net Asset Value, Beginning of Year(a)	$9.02	$9.60	$10.03	$9.94	$9.25
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.08	0.09	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.56	(0.20)	- (b)	0.86	1.05
Total from investment operations	0.49	(0.12)	0.09	0.83	0.96
Less Dividends and Distributions:
Dividends from net investment income	-	(0.21)	-	(0.02)	(0.27)
Distributions from net realized gains	-	(0.25)	(0.52)	(0.72)	-
Total dividends and distributions	-	(0.46)	(0.52)	(0.74)	(0.27)
Net asset value, end of year	$9.51	$9.02	$9.60	$10.03	$9.94
Total Return(c):	5.43%	(1.58)%	0.84%	8.68%	10.70%

Ratios/Supplemental Data:

Net assets, end of year (000)	$848	$3,158	$2,499	$233	$119
Average net assets (000)	$1,125	$3,096	$1,074	$170	$71
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	2.96%	2.45%	3.43%	8.69%	2.54%
Net investment income (loss)	(0.77)%	0.79%	0.99%	(0.32)%	(0.91)%
Portfolio turnover rate(f)	0%	0%	0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

50

Class R6 Shares
	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net Asset Value, Beginning of Year(a)	$9.02	$9.59	$10.03	$9.94	$9.25
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.08	0.07	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.56	(0.19)	0.01	0.87	1.05
Total from investment operations	0.48	(0.11)	0.08	0.83	0.96
Less Dividends and Distributions:
Dividends from net investment income	-	(0.21)	-	(0.02)	(0.27)
Distributions from net realized gains	-	(0.25)	(0.52)	(0.72)	-
Total dividends and distributions	-	(0.46)	(0.52)	(0.74)	(0.27)
Net asset value, end of year	$9.50	$9.02	$9.59	$10.03	$9.94
Total Return(b):	5.44%	(1.59)%	0.73%	8.69%	10.70%

Ratios/Supplemental Data:

Net assets, end of year (000)	$34,893	$33,117	$33,642	$33,378	$30,718
Average net assets (000)	$32,843	$34,937	$33,534	$31,730	$28,961
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.21%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.97%	1.88%	1.92%	2.10%	2.38%
Net investment income (loss)	(0.92)%	0.82%	0.74%	(0.36)%	(0.93)%
Portfolio turnover rate(e)	0%	0%	0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM QMA Global Tactical Allocation Fund     51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM QMA Global Tactical Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Global Tactical Allocation Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Global Tactical Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Global Tactical Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM QMA Global Tactical Allocation Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Global Tactical Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Global Tactical Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA GLOBAL TACTICAL ALLOCATION FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PTALX	PTCLX	PTZLX	PTQLX
CUSIP	74440K728	74440K710	74440K686	74440K694

MF227E

PGIM STRATEGIC BOND FUND

ANNUAL REPORT

FEBRUARY 28, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM Strategic Bond Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled early in the period amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Strategic Bond Fund

April 15, 2021

PGIM Strategic Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/21
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–0.09	6.91	5.23 (7/9/15)
(without sales charges)	3.27	7.62	5.85 (7/9/15)
Class C
(with sales charges)	1.51	6.79	5.03 (7/9/15)
(without sales charges)	2.50	6.79	5.03 (7/9/15)
Class Z
(without sales charges)	3.64	7.95	6.16 (7/9/15)
Class R6
(without sales charges)	3.66	N/A	6.02 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index
	2.06	2.92	—

Average Annual Total Returns as of 2/28/21 Since Inception (%)
	Class A, C, Z (7/9/15)	Class R6 (4/26/17)
Bloomberg Barclays Intermediate US Aggregate Bond Index	2.98	3.41

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Intermediate US Aggregate Bond Index by portraying the initial account values at the beginning of the period for Class Z shares (July 9, 2015) and the account values at the end of the latest fiscal year (February 28, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Strategic Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Intermediate US Aggregate Bond Index—The Bloomberg Barclays Intermediate US Aggregate Bond Index is the intermediate component of the Bloomberg Barclays US Aggregate Bond Index, which is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with maturities from 1 year up to, but not including, 10 years for all sectors except for Securitized, which does not have a maximum weighted average maturity or remaining average life constraint.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 2/28/21 (%)
AAA	23.9
AA	5.8
A	4.7
BBB	15.7
BB	20.2
B	15.8
CCC	4.6
CC	0.1
D	0.1
Not Rated	8.9
Cash/Cash Equivalents	0.2
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 2/28/21
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.49	2.16	2.09
Class C	0.41	1.54	1.47
Class Z	0.52	2.59	2.38
Class R6	0.53	2.62	2.55

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Strategic Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Strategic Bond Fund’s Class Z shares returned 3.64% in the 12-month reporting period that ended February 28, 2021, outperforming the 2.06% return of the Bloomberg Barclays Intermediate US Aggregate Bond Index (the Index).

What were the market conditions?

•

The reporting period was dominated by the global outbreak of COVID-19, its economic impact, the resulting decline in risk sentiment, and the subsequent rebound in markets as investors responded to unprecedented monetary and fiscal stimulus programs, a gradual reopening of the economy, and the rollout of vaccines.

•

Spread sectors declined sharply during the first quarter of 2020, succumbing to the economic and business pressures resulting from COVID-19. US investment-grade bond spreads rose to a high of approximately 375 basis points (bps) in mid-March 2020 before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed). (One basis point equals 0.01%.) Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps to 250 bps and AA-rated tranches widening 195 bps during the quarter. Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps in March before the Fed intervened to stabilize markets. High yield bond spreads rose to a post-financial crisis wide of 1,087 bps in the last week of March, up from a trough of 338 bps in January.

•

With the economy decelerating rapidly and financial markets selling off sharply, the Fed reacted by cutting the federal funds rate by 0.50% on March 3, 2020, and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09 by cutting the federal funds rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility, the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and CLOs, in addition to a wide swath of consumer and commercial asset-backed securities (ABS), as eligible collateral. For its part, Congress approved $2.5 trillion in spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

Following a difficult first quarter, spread markets rebounded sharply through the remainder of the period amid the Fed’s unprecedented monetary policy responses, additional fiscal stimulus measures, the initial rollout of COVID-19 vaccines, and an ongoing economic recovery. Risk-on sentiment saw spreads decline sharply over the last 11 months of the period, with investment-grade spreads and high yield spreads

8	Visit our website at pgim.com/investments

ending the period at 89 bps and 357 bps, respectively, at or below their pre-pandemic levels. Similarly, structured products spreads tightened sharply, with CLO AAA-rated tranches and agency CMBS spreads sitting below their pre-pandemic tights at the end of the period.

•

The US Treasury yield curve steepened over the period, with the 10-year/2-year Treasury spread rising from 0.27% to 1.30% during the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) The US 10- year Treasury yield dropped to its 2020 low in early August 2020 as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. US Treasury yields then rose and steepened as the market priced in both the Biden administration’s proposed $1.9 trillion fiscal stimulus package and also signs of accelerating economic momentum. The yield on the US 10-year Treasury note rose sharply during the last two months of the period to end it at 1.42%. In addition, the 5-year inflation break-even rate rose 48 bps in January and February 2021 to end the period at 2.43%, its highest level since 2008.

What worked?

•

Overall sector allocation was a primary driver of the Fund’s returns during the period, with an overweight to high yield relative to the Index being the largest contributor. Overweights to CLOs, investment-grade corporates, and bank loans relative to the Index also contributed.

•

Security selection was also a significant contributor, highlighted by positioning in emerging markets, Treasuries, investment-grade corporates, non-agency mortgage-backed securities (MBS), sovereigns, and ABS.

•

Within credit, positioning in upstream energy, foreign non-corporates, consumer non-cyclicals, chemicals, and electric utilities were the largest contributors. Looking at specific issuers, positioning in upstream energy names Range Resources Corp., Chesapeake Energy Corp., and Antero Resources Corp. were the largest contributors to performance.

•	Overall foreign-exchange positioning positively impacted performance.

What didn’t work?

•

Yield curve positioning was the largest detractor from the Fund’s performance as US rates sold off and the curve steepened. Long-duration positioning also detracted. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

PGIM Strategic Bond Fund	9

Strategy and Performance Overview (continued)

•

While overall sector allocation contributed to returns, overweights to emerging markets and CMBS, as well as an underweight to MBS, relative to the Index, hurt performance. Security selection in high yield and CLOs also detracted.

•

Looking at specific issuers, positions in AMC Entertainment Holdings Inc. (gaming, lodging & leisure), Citigroup Inc. (banking), Intelsat SA (cable), and CEC Entertainment Inc. (retailers & restaurants) detracted from performance.

Did the Fund use derivatives?

The Fund held futures contracts on government securities, interest rate swaps, and options to help manage the portfolio’s duration and yield curve exposure. In addition, the Fund traded foreign-exchange derivatives. The Fund used credit default swaps to hedge its credit risk in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. Overall, the use of these derivative instruments contributed to performance.

Current outlook

•

Contrary to analysts’ forecasts for higher rates in the years ahead, it seems more plausible that as the recovery from COVID-19 progresses, economic trends will revert toward the underwhelming growth and inflation trends that existed prior to the COVID-19 pandemic. Therefore, PGIM Fixed Income remains constructive on duration.

•

PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the COVID-19 pandemic, but maintains its positive view of the spread sectors over the medium to long term. While the market will encounter setbacks as the recovery ebbs and flows, PGIM Fixed Income believes a few decisive factors are likely to tip the balance in favor of ongoing spread-sector outperformance in 2021. In PGIM Fixed Income’s view, the combination of high cash balances and low money market rates are likely to continue to push investors out on the risk spectrum in search for yield. Additionally, PGIM Fixed Income thinks the market should be further supported by the fundamentals of ongoing growth, as well as a corporate mindset focused on maintaining credit quality. As was the case in 2020, PGIM Fixed Income believes issue selection—picking the winners as much as avoiding the potholes—will remain critical.

•

At the end of the period, the Fund was overweight emerging markets, high yield, structured products (CMBS and CLOs), and investment-grade corporates (from a duration contribution perspective) relative to the Index. Within structured products, PGIM Fixed Income remains biased to own the top of the capital structure, as near-zero interest rates and ongoing Fed purchases support a spread-tightening environment. PGIM Fixed Income is constructive on high yield over the medium term given the enormous monetary and fiscal responses seen to date, and it also believes the

10	Visit our website at pgim.com/investments

prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield. In investment-grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher yielding BBB-rated bonds, solid credits in stressed industries, cyclicals, and “off-the-run” bonds. (Newly issued securities are considered to be “on-the-run” while older securities already issued and outstanding are referred to as “off-the-run.”) Government-related sectors, including Treasuries and agency MBS, remain significant underweights relative to the Index, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

PGIM Strategic Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Strategic Bond Fund		Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,023.90	0.97%	$4.87
	Hypothetical	$1,000.00	$1,019.98	0.97%	$4.86
Class C	Actual	$1,000.00	$1,019.10	1.72%	$8.61
	Hypothetical	$1,000.00	$1,016.27	1.72%	$8.60
Class Z	Actual	$1,000.00	$1,024.70	0.62%	$3.11
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11
Class R6	Actual	$1,000.00	$1,025.90	0.59%	$2.96
	Hypothetical	$1,000.00	$1,021.87	0.59%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2021, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Strategic Bond Fund	13

Schedule of Investments

as of February 28, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.0%

ASSET-BACKED SECURITIES 15.2%

Automobiles 0.2%

Avis Budget Rental Car Funding AESOP LLC, Series 2019-03A, Class A, 144A	2.360%		03/20/26		1,000	$1,049,836
Chase Auto Credit Linked Notes,
Series 2020-01, Class R, 144A	33.784		01/25/28		787	808,847
Series 2020-02, Class F, 144A	5.763		02/25/28		700	716,826
Hertz Vehicle Financing II LP, Series 2018-01A, Class A, 144A	3.290		02/25/24		182	182,968
Hertz Vehicle Financing LP,
Series 2016-02A, Class A, 144A	2.950		03/25/22		172	172,439
Series 2019-02A, Class A, 144A	3.420		05/25/25		365	366,639
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 144A	3.280		03/15/27		1,000	999,663

						4,297,218

Collateralized Loan Obligations 12.8%

AIG CLO Ltd.,
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.291	(c)	05/22/29		3,000	2,997,411
Anchorage Capital Europe CLO (Ireland), Series 01X, Class A2	1.500		01/15/31	EUR	3,000	3,632,428
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.174	(c)	01/20/32		7,000	6,985,367
Apres Static CLO Ltd. (Cayman Islands),
Series 2020-01A, Class B, 144A, 3 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.991	(c)	04/15/28		9,130	9,145,934
Ares European CLO BV (Netherlands), Series 2013-06A, Class B1RR, 144A	—	(p)	04/15/30	EUR	4,450	5,369,148
Armada Euro CLO DAC (Ireland), Series 02A, Class A3, 144A	1.500		11/15/31	EUR	250	302,723
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.564	(c)	10/21/32		9,000	9,001,999
Bain Capital Euro CLO Ltd. (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	01/24/33	EUR	10,000	12,075,435
Ballyrock CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)	1.601	(c)	07/15/32		6,500	6,484,078

See Notes to Financial Statements.

PGIM Strategic Bond Fund 15

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.468	%(c)	01/24/29		2,750	$2,749,991
Series 2018-12A, Class B2R, 144A, 3 Month LIBOR + 2.080% (Cap N/A, Floor 2.080%)	2.302	(c)	05/17/31		11,250	11,249,968
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.581	(c)	10/15/32		2,000	1,995,342
BlueMountain Fuji CLO DAC (Ireland), Series 04A, Class B2, 144A	2.900		03/30/32	EUR	1,000	1,224,151
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.573	(c)	01/17/28		500	499,998
Carlyle Euro CLO Ltd. (Ireland), Series 2017-02A, Class AA2R, 144A	—	(p)	08/15/30	EUR	5,000	6,033,504
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.482	(c)	04/22/30		5,945	5,933,848
Cathedral Lake CLO Ltd. (Cayman Islands),
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)	2.474	(c)	10/20/28		7,500	7,499,931
CBAM Ltd. (Cayman Islands),
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.584	(c)	10/20/32		7,000	6,991,500
Series 2020-12A, Class B, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.374	(c)	07/20/31		7,500	7,519,750
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class B1, 144A, 3 Month LIBOR + 2.460% (Cap N/A, Floor 2.460%)	2.684	(c)	07/20/31		14,250	14,341,719
CVC Cordatus Loan Fund DAC (Ireland), Series 14A, Class A2, 144A	1.450		05/22/32	EUR	1,500	1,812,165
CVC Cordatus Loan Fund DAV (Ireland), Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	500	610,093
Elevation CLO Ltd. (Cayman Islands),
Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	1.893	(c)	04/18/27		6,000	5,999,984
Ellington CLO Ltd. (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)	2.081	(c)	04/15/29		2,000	1,996,230
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2020-50A, Class A, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)	1.788	(c)	10/20/31		10,000	9,998,367

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Hayfin Emerald CLO DAC (Ireland), Series 02A, Class B2, 144A	2.650%		05/27/32	EUR	1,000	$1,219,771
HPC Investment Partners CLO,
Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	1.849	(c)	10/20/29		750	744,696
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	2.174	(c)	10/20/31		500	499,764
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A2, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.986	(c)	10/17/31		11,750	11,754,511
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1J, 144A, 3 Month LIBOR + 2.170% (Cap N/A, Floor 2.170%)	2.402	(c)	11/15/31		9,500	9,465,374
MidOcean Credit CLO (Cayman Islands),
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.343	(c)	07/19/28		2,913	2,912,145
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.832	(c)	02/20/31		250	249,316
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.608	(c)	10/23/32		9,250	9,230,291
Montmartre Euro CLO DAC (Ireland),
Series 2020-02A, Class B1, 144A, 3 Month EURIBOR + 2.250% (Cap N/A, Floor 2.250%)	2.250	(c)	07/15/33	EUR	6,750	8,190,227
Series 2020-02A, Class B2, 144A	2.650		07/15/33	EUR	4,000	4,858,743
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class B1, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)	2.954	(c)	09/01/31		5,000	5,012,222
OCP CLO Ltd. (Cayman Islands),
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.554	(c)	07/20/32		5,000	4,997,783
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.124	(c)	10/20/31		250	248,037
Penta CLO DAC (Luxembourg),
Series 2020-08A, Class A, 144A, 3 Month EURIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.150	(c)	01/15/34	EUR	3,500	4,233,582
Pikes Peak CLO (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.611	(c)	07/15/32		7,000	6,983,187

See Notes to Financial Statements.

PGIM Strategic Bond Fund 17

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

SCOF Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.421	%(c)	07/15/28		2,810	$2,809,094
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	1.893	(c)	05/07/31		500	499,507
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	1.284	(c)	08/15/30		14,000	13,989,548
St Paul’s CLO DAC (Ireland),
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	7,500	9,044,500
Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	500	609,196
Strata CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	1.831	(c)	01/15/31		1,750	1,747,872
Toro European CLO (Ireland), Series 7A, Class B2, 144A	2.100		02/15/34	EUR	3,000	3,624,594
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.641	(c)	07/15/27		250	248,223
Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.431	(c)	07/15/31		500	497,424

						246,120,671

Consumer Loans 0.7%

OneMain Financial Issuance Trust,
Series 2017-01A, Class C, 144A	3.350		09/14/32		100	100,378
Series 2018-01A, Class C, 144A	3.770		03/14/29		1,000	1,035,715
Series 2020-02A, Class C, 144A	2.760		09/14/35		1,600	1,674,372
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A	3.910		07/08/24		1,312	1,316,444
Series 2018-B, Class B, 144A	4.500		07/08/24		250	250,879
Series 2018-B, Class D, 144A	5.770		07/08/24		1,100	1,102,090
Oportun Funding X LLC,
Series 2018-C, Class A, 144A	4.100		10/08/24		2,654	2,695,173
Series 2018-C, Class C, 144A	5.520		10/08/24		500	504,284
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870		08/08/25		1,100	1,126,295
Series 2019-A, Class D, 144A	6.220		08/08/25		1,300	1,309,858

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)

PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.968	%(c)	02/25/23		1,720	$1,717,852
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.768	(c)	08/25/25		1,300	1,293,515

						14,126,855

Other 0.8%

PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.468	(c)	04/25/23		5,130	5,056,064
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.918	(c)	06/25/24		10,600	10,566,026

						15,622,090

Residential Mortgage-Backed Securities 0.1%

Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59		250	253,729
Series 2019-GS02, Class A1, 144A	3.750		01/25/59		355	355,937
Series 2019-GS04, Class A1, 144A	3.438		05/25/59		1,053	1,060,112
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54		162	163,983
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	04/16/23	EUR	666	723,369

						2,557,130

Student Loans 0.6%

Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	0.000		10/25/48		1,441	145,585
SoFi Alternative Trust,
Series 2019-D, Class 1PT, 144A	2.678	(cc)	01/16/46		2,417	2,501,545
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45		4,053	4,176,959

See Notes to Financial Statements.

PGIM Strategic Bond Fund 19

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.380	%(c)	11/29/24		2,224	$2,202,946
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.880	(c)	11/29/24		1,887	1,902,841

						10,929,876

TOTAL ASSET-BACKED SECURITIES (cost $289,079,910)						293,653,840

BANK LOANS 2.2%

Auto Manufacturers 0.1%

Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.620	(c)	11/06/24		1,795	1,794,026

Building Materials 0.3%

Clay Holdco BV (Netherlands),
Facility B Loan, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.500	(c)	10/30/26	EUR	3,500	4,229,711
Hestiafloor 2 SASU (France),
Facility B, 6 Month EURIBOR + 4.250% (Cap N/A, Floor 0.000%)	4.250	(c)	02/26/27	EUR	1,800	2,176,542

						6,406,253

Chemicals 0.2%

Axalta Coating Systems US Holdings, Inc., Term Loan	—	(p)	06/01/24		650	648,839
Diamond BC BV,
Initial Euro Term Loan, 1 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250	(c)	09/06/24	EUR	1,298	1,558,256
Nouryon USA LLC (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	3.111	(c)	10/01/25		650	647,698

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Chemicals (cont’d.)

Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.256	%(c)	06/26/25		979	$979,015
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.690	(c)	06/26/26		600	600,750

						4,434,558

Commercial Services 0.1%

Adtalem Global Education, Inc., Term Loan	—	(p)	02/12/28		1,000	990,000

Computers 0.1%

Peraton Corp.,
Term Loan^	—	(p)	02/01/28		670	669,474
Term Loan^	—	(p)	02/24/28		1,180	1,178,213

						1,847,687

Foods 0.2%

Froneri Finco Sarl (United Kingdom),
Second Lien Facility Loan, 6 Month EURIBOR + 5.750% (Cap N/A, Floor 0.000%)	5.750	(c)	01/31/28	EUR	2,400	2,911,751

Insurance 0.1%

AmWINS Group, Inc., Term Loan	—	(p)	02/19/28		286	285,893
Asurion LLC,
Term Loan	—	(p)	11/03/24		720	717,750
Term Loan	—	(p)	08/03/27		650	647,562

						1,651,205

Media 0.1%

CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	2.361	(c)	07/17/25		650	645,125
September 2019 Term Loan, 1 Month LIBOR + 2.500%	2.611	(c)	04/15/27		1,105	1,101,375
iHeartCommunications, Inc., New Term Loan, 1 Month LIBOR + 3.000%	3.115	(c)	05/01/26		650	644,041

						2,390,541

See Notes to Financial Statements.

PGIM Strategic Bond Fund 21

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.1%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	%(c)	11/01/25	2,105	$2,329,972

Pharmaceuticals 0.1%

Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	3.500	(c)	03/01/24	1,795	1,796,684

Real Estate 0.0%

Brookfield Retail Holdings VII Sub LLC,
Initial Term A-2 Loan, 1 Month LIBOR + 3.000%	3.118	(c)	08/28/23	975	954,038

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%^	2.365	(c)	04/23/26	774	762,390

Retail 0.3%

Ashco LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%	5.750	(c)	09/25/24	750	750,208
Stonegate Pub Co. Ltd.,
First Lien Initial Term B Loan, 6 Month GBP LIBOR + 8.500%^	8.552	(c)	03/03/28	3,600	4,463,813

					5,214,021

Software 0.4%

Greeneden U.S. Holdings II LLC,
Term Loan	—	(p)	12/01/27	5,775	6,991,782

Telecommunications 0.1%

CenturyLink, Inc., Term B Loan, 1 Month LIBOR + 2.250%	2.365	(c)	03/15/27	1,020	1,015,827
West Corp., Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	985	969,076

					1,984,903

TOTAL BANK LOANS (cost $40,883,619)					42,459,811

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.1%

20 Times Square Trust,
Series 2018-20TS, Class F, 144A	3.100	%(cc)	05/15/35	4,900	$4,704,437
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	5,000	4,547,701
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	100	87,955
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	250	220,203
Series 2018-CHRS, Class D, 144A	4.267	(cc)	08/05/38	250	246,011
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.561	(c)	03/15/37	450	439,288
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661		08/15/52	12,000	12,620,183
Series 2019-C04, Class XB, IO	1.147	(cc)	08/15/52	43,170	3,739,597
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.762	(c)	10/15/36	6,882	6,884,798
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.612	(c)	12/15/36	15,519	15,515,421
CD Mortgage Trust, Series 2019-CD08, Class A3	2.657		08/15/57	12,000	12,355,313
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class E, 144A	4.745	(cc)	01/10/36	3,700	3,833,334
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.878	(c)	11/15/37	1,769	1,774,888
Commercial Mortgage Trust, Series 2019-GC44, Class A4	2.698		08/15/57	10,000	10,548,551
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.262	(c)	05/15/36	5,000	5,036,104
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.762	(c)	05/15/36	2,100	2,101,308
Credit Suisse Mortgage Trust,
Series 2017-LSTK, Class D, 144A	3.331	(cc)	04/05/33	5,000	4,960,742
Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33	250	247,085
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A3	4.095		04/15/51	500	549,285
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.812	(c)	05/15/35	93	92,870
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.112	(c)	05/15/35	325	325,045
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	250	254,154
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	250	241,529

See Notes to Financial Statements.

PGIM Strategic Bond Fund 23

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.360	%(cc)	03/25/26	1,126	$67,701
Series K066, Class X1, IO	0.750	(cc)	06/25/27	7,429	313,970
Series K103, Class X1, IO	0.638	(cc)	11/25/29	149,979	7,624,757
Series KC02, Class X1, IO	0.374	(cc)	03/25/24	87,734	915,325
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35	175	172,185
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR06, Class A3	2.795		11/13/52	20,000	21,235,172
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class D, 144A	4.613	(cc)	07/05/31	8,800	9,270,800
Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31	9,825	10,191,588
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559		08/15/49	490	513,864
MAD Commercial Mortgage Trust,
Series 2019-650M, Class A, 144A	3.460	(cc)	12/12/34	10,385	9,483,998
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941	(cc)	02/12/40	7,125	6,409,336
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36	20,580	19,678,355
Series 2019-MEAD, Class XA, IO, 144A	0.007	(cc)	11/10/36	297,065	538,163
Rosslyn Portfolio Trust, Series 2017-ROSS, Class XCP, IO, 144A	0.000	(cc)	06/15/33	170,633	1,621
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.533	(c)	01/23/29	GBP 450	621,093
UBS Commercial Mortgage Trust,
Series 2018-C15, Class A4	4.341		12/15/51	7,150	8,315,329
Series 2019-C17, Class A3	2.669		10/15/52	16,000	16,676,218
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A4	4.152		08/15/51	9,000	10,391,100

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $208,550,544)					213,746,377

CORPORATE BONDS 46.9%

Aerospace & Defense 0.3%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.700		02/01/27	1,035	1,062,971

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Boeing Co. (The), (cont’d.) Sr. Unsec’d. Notes	3.825%	03/01/59			1,500	$1,435,456
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.400	02/01/27			1,040	1,092,540
Rolls-Royce PLC (United Kingdom), Gtd. Notes, 144A	5.750	10/15/27	(a)	GBP	1,700	2,568,227

						6,159,194

Agriculture 0.3%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	(a)		1,100	1,178,060
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29			3,825	3,965,791

						5,143,851

Airlines 0.3%

Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.625	03/15/22			1,070	1,086,047
Sr. Unsec’d. Notes	3.750	10/28/29	(a)		1,720	1,705,694
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27			695	814,143
Sr. Unsec’d. Notes	5.250	05/04/25			1,545	1,771,953
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates, Series AA	2.700	11/01/33			453	446,013

						5,823,850

Apparel 0.0%

Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375	05/15/25			835	884,701

Auto Manufacturers 1.1%

BMW US Capital LLC (Germany), Gtd. Notes, 144A	3.100	04/12/21			80	80,235
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43			4,225	4,269,107
Sr. Unsec’d. Notes	5.291	12/08/46			45	47,645
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28			550	541,899
Sr. Unsec’d. Notes	3.350	11/01/22			2,080	2,112,931

See Notes to Financial Statements.

PGIM Strategic Bond Fund 25

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC, (cont’d.)
Sr. Unsec’d. Notes	4.271%	01/09/27			2,500	$2,644,997
General Motors Co.,
Sr. Unsec’d. Notes	5.000	04/01/35			970	1,155,734
Sr. Unsec’d. Notes	5.150	04/01/38			1,250	1,483,290
Sr. Unsec’d. Notes	6.250	10/02/43			80	107,608
Sr. Unsec’d. Notes	6.800	10/01/27			1,810	2,293,115
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.900	02/26/25			3,900	4,122,474
Sr. Unsec’d. Notes	3.600	06/21/30			1,365	1,475,085

						20,334,120

Auto Parts & Equipment 0.8%

Adient Global Holdings Ltd.,
Gtd. Notes	3.500	08/15/24		EUR	200	245,538
Gtd. Notes, 144A	4.875	08/15/26			850	860,935
Adient US LLC,
Sr. Sec’d. Notes, 144A	7.000	05/15/26			400	430,728
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	04/01/25	(a)		275	283,325
Gtd. Notes	6.250	03/15/26			2,350	2,406,232
Gtd. Notes	6.500	04/01/27	(a)		1,350	1,409,610
Gtd. Notes	6.875	07/01/28	(a)		1,500	1,594,180
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26	(a)		1,700	1,476,553
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25			250	257,750
Gtd. Notes, 144A	6.500	06/01/26			1,175	1,227,067
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27			3,015	3,159,962
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes	4.750	01/23/25			1,285	1,329,282

						14,681,162

Banks 6.1%

Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa (Italy),
Sr. Unsec’d. Notes	1.375	07/20/22		EUR	200	245,243
Banco do Brasil SA (Brazil),
Gtd. Notes	3.875	10/10/22			1,020	1,054,827

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes	5.875%		04/25/21		1,793	$1,799,964
Banco Santander SA (Spain), Sr. Unsec’d. Notes	2.706		06/27/24		2,400	2,544,369
Bank Mandiri Persero Tbk PT (Indonesia), Sr. Unsec’d. Notes, EMTN	3.750		04/11/24		475	504,777
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125	(ff)	06/20/24	(oo)	5,800	6,100,751
Jr. Sub. Notes, Series MM	4.300	(ff)	01/28/25	(oo)	3,685	3,751,957
Sr. Unsec’d. Notes	2.592	(ff)	04/29/31		2,820	2,900,704
Sr. Unsec’d. Notes, MTN	2.884	(ff)	10/22/30		2,450	2,588,195
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		1,000	1,080,859
Sr. Unsec’d. Notes, MTN	4.083	(ff)	03/20/51		750	870,476
Sub. Notes, MTN	4.250		10/22/26		460	526,920
Sub. Notes, MTN	4.450		03/03/26		1,820	2,085,292
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645	(ff)	06/24/31		2,865	2,889,465
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25		600	653,433
Sr. Unsec’d. Notes	4.610	(ff)	02/15/23	(a)	775	804,548
Sub. Notes	4.836		05/09/28		1,270	1,442,711
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	4.400		08/14/28		400	465,608
Sr. Unsec’d. Notes, 144A, MTN	3.052	(ff)	01/13/31	(a)	2,020	2,137,483
CIT Group, Inc., Sub. Notes	6.125		03/09/28		150	187,260
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000	(ff)	09/12/24	(oo)	975	1,002,641
Jr. Sub. Notes, Series V	4.700	(ff)	01/30/25	(oo)	7,301	7,388,785
Jr. Sub. Notes, Series W	4.000	(ff)	12/10/25	(oo)	605	611,538
Sr. Unsec’d. Notes	2.976	(ff)	11/05/30		8,950	9,463,344
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.869	(ff)	01/12/29		1,100	1,217,330
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.001	(ff)	09/20/22		1,795	1,817,640
Sr. Unsec’d. Notes, 144A	5.000	(ff)	01/12/23		200	207,079
Development Bank of the Republic of Belarus JSC (Belarus),
Sr. Unsec’d. Notes	6.750		05/02/24		2,020	2,052,890
Sr. Unsec’d. Notes, 144A	6.750		05/02/24		1,200	1,219,539
Discover Bank, Sr. Unsec’d. Notes	2.700		02/06/30	(a)	3,275	3,390,606

See Notes to Financial Statements.

PGIM Strategic Bond Fund 27

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.814	%(ff)	04/23/29		265	$298,160
Sr. Unsec’d. Notes	3.850		01/26/27		150	167,404
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29		1,040	1,198,483
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A	4.375		02/04/30		2,400	2,496,285
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.973	(ff)	05/22/30	(a)	2,000	2,233,415
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000	(ff)	08/01/24	(oo)	8,150	8,457,238
Jr. Sub. Notes, Series HH	4.600	(ff)	02/01/25	(oo)	2,065	2,106,082
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.682	(c)	04/30/21	(oo)	61	60,770
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		95	104,894
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29		3,750	4,273,163
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		2,925	3,438,676
Sub. Notes	2.956	(ff)	05/13/31		1,195	1,247,691
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.900		03/12/24		200	218,881
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		3,780	4,238,800
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30		5,500	6,441,599
Sr. Unsec’d. Notes, GMTN	5.597	(ff)	03/24/51		2,500	3,619,575
Sub. Notes, GMTN	4.350		09/08/26		2,000	2,303,685
Sub. Notes, MTN	3.950		04/23/27		1,750	1,974,901
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.519	(ff)	06/25/24		1,300	1,412,162
Sr. Unsec’d. Notes	5.076	(ff)	01/27/30		300	355,706
NatWest Markets PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	3.625		09/29/22		1,060	1,113,067
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.375		01/24/24		280	303,738
Truist Financial Corp., Jr. Sub. Notes, Series N	4.800	(ff)	09/01/24	(oo)	710	737,700
UBS Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.125		09/24/25		510	572,912
VTB Bank OJSC Via VTB Capital SA (Russia), Sub. Notes	6.950		10/17/22		2,240	2,391,200
Wells Fargo & Co., Sr. Unsec’d. Notes	3.068	(ff)	04/30/41		3,150	3,229,397

						118,001,818

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.550%	01/23/49		1,320	$1,719,858

Building Materials 0.9%

Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes	5.200	09/17/30		583	634,321
Sr. Sec’d. Notes	5.450	11/19/29		1,117	1,220,642
Sr. Sec’d. Notes, 144A	5.450	11/19/29		1,195	1,305,879
Sr. Sec’d. Notes, 144A	7.375	06/05/27		560	629,201
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29		175	179,339
Gtd. Notes, 144A	8.000	04/15/26		875	907,801
Forterra Finance LLC/FRTA Finance Corp., Sr. Sec’d. Notes, 144A	6.500	07/15/25		1,100	1,186,511
Griffon Corp.,
Gtd. Notes	5.750	03/01/28		1,625	1,705,826
Masonite International Corp., Gtd. Notes, 144A	5.375	02/01/28		895	949,389
Owens Corning, Sr. Unsec’d. Notes	4.400	01/30/48		600	683,097
SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28		2,125	2,211,636
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.375	07/15/30		1,850	1,907,066
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29		1,020	1,082,163
U.S. Concrete, Inc.,
Gtd. Notes	6.375	06/01/24		1,660	1,701,874
Gtd. Notes, 144A	5.125	03/01/29		225	231,593

					16,536,338

Chemicals 2.3%

Braskem Idesa SAPI (Mexico), Sr. Sec’d. Notes, 144A	7.450	11/15/29		2,110	2,115,336
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	4.500	01/10/28		1,325	1,368,857
Gtd. Notes, 144A	4.500	01/31/30		2,160	2,193,169
Gtd. Notes, 144A	5.875	01/31/50	(a)	325	332,072
CF Industries, Inc., Gtd. Notes	5.375	03/15/44		1,600	2,000,237

See Notes to Financial Statements.

PGIM Strategic Bond Fund 29

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

CF Industries, Inc., (cont’d.) Sr. Sec’d. Notes, 144A	4.500%		12/01/26			100	$115,914
Chemours Co. (The),
Gtd. Notes	5.375		05/15/27	(a)		1,675	1,774,629
Gtd. Notes	7.000		05/15/25			875	901,771
Diamond BC BV, Sr. Unsec’d. Notes	5.625		08/15/25		EUR	2,705	3,329,817
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250		11/15/41			220	276,638
Eurochem Finance DAC (Switzerland), Gtd. Notes, 144A	5.500		03/13/24			1,390	1,524,816
Hexion, Inc., Gtd. Notes, 144A	7.875		07/15/27			1,500	1,602,637
Italmatch Chemicals SpA (Italy),
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.750	(c)	09/30/24		EUR	1,160	1,347,094
LYB International Finance III LLC, Gtd. Notes	4.200		10/15/49			1,280	1,408,198
MEGlobal Canada ULC (Kuwait), Gtd. Notes, EMTN	5.875		05/18/30			1,400	1,709,577
Nouryon Holding BV (Netherlands), Gtd. Notes	6.500		10/01/26		EUR	3,000	3,776,433
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	5.250		01/15/45			625	815,965
OCI NV (Netherlands), Sr. Sec’d. Notes, 144A	3.625		10/15/25		EUR	3,500	4,402,399
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500		11/14/22			5,460	5,639,541
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875		03/27/24			850	915,870
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	2.950		08/15/29			815	866,987
Sr. Unsec’d. Notes	3.450		08/01/25			10	10,905
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	2.000		02/01/26		EUR	1,000	1,222,129
Sr. Unsec’d. Notes, 144A	2.625		02/01/29		EUR	800	988,936
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500		08/01/24			2,125	1,937,349
Sr. Sec’d. Notes, 144A	10.875		08/01/24			524	521,122
Tronox Finance PLC,
Gtd. Notes, 144A	5.750		10/01/25			235	242,719

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Tronox, Inc., Gtd. Notes, 144A	6.500%	04/15/26			325	$335,868
Valvoline, Inc., Gtd. Notes, 144A	4.250	02/15/30			430	444,499

						44,121,484

Commercial Services 1.6%

Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A	5.500	03/01/28			2,200	2,189,376
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26			2,076	2,197,228
DP World PLC (United Arab Emirates), Sr. Unsec’d. Notes	4.250	09/25/30			GBP 500	791,167
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200	11/01/46			100	116,755
Gartner, Inc., Gtd. Notes, 144A	4.500	07/01/28			750	787,950
Global Payments, Inc., Sr. Unsec’d. Notes	2.650	02/15/25			605	640,002
La Financiere Atalian SASU (France),
Gtd. Notes	4.000	05/15/24		EUR	3,307	3,797,710
Gtd. Notes	5.125	05/15/25		EUR	1,800	2,113,982
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25			350	367,472
Loxam SAS (France),
Sr. Sub. Notes	4.500	04/15/27		EUR	4,000	4,580,083
Sr. Sub. Notes	5.750	07/15/27	(a)	EUR	2,900	3,495,057
PayPal Holdings, Inc., Sr. Unsec’d. Notes	2.850	10/01/29			1,790	1,915,650
Service Corp. International, Sr. Unsec’d. Notes	3.375	08/15/30			465	456,527
Techem Verwaltungsgesellschaft 674 mbH (Germany),
Sr. Sec’d. Notes	6.000	07/30/26		EUR	950	1,189,900
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31			500	511,860
Gtd. Notes	4.000	07/15/30			1,700	1,762,570
Gtd. Notes	5.250	01/15/30			4,100	4,508,202

						31,421,491

See Notes to Financial Statements.

PGIM Strategic Bond Fund 31

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.9%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375%		09/01/26		EUR	1,485	$1,891,554
Sr. Unsec’d. Notes, 144A	9.750		09/01/26			3,300	3,509,858
Everi Payments, Inc., Gtd. Notes, 144A	7.500		12/15/25	(a)		639	662,811
Genpact Luxembourg Sarl, Gtd. Notes	3.375		12/01/24			3,175	3,451,362
Hurricane Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.000		10/15/25		GBP	2,500	3,768,449
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.750		06/01/25			4,000	4,102,885

							17,386,919

Distribution/Wholesale 0.2%

Parts Europe SA (France), Sr. Sec’d. Notes, 144A	6.500		07/16/25		EUR	2,500	3,152,485

Diversified Financial Services 1.4%

Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	4.875		05/01/24			2,930	3,251,660
Charles Schwab Corp. (The), Jr. Sub. Notes, Series G	5.375	(ff)	06/01/25	(oo)		3,000	3,304,937
Greystone Commercial Capital Trust Series,
Sr. Unsec’d. Notes, 144A, Series 1A, 1 Month LIBOR + 2.830% (Cap N/A, Floor 3.030%)^	3.030	(c)	02/01/24			2,200	2,200,000
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	4.150		01/23/30			350	395,855
LPL Holdings, Inc., Gtd. Notes, 144A	5.750		09/15/25			1,500	1,544,297
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500		08/15/28			1,740	1,794,786
Gtd. Notes, 144A	6.000		01/15/27			800	843,043
OneMain Finance Corp.,
Gtd. Notes	4.000		09/15/30			900	872,253
Gtd. Notes	5.375		11/15/29			1,750	1,848,787
Gtd. Notes	6.625		01/15/28			1,250	1,420,227
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250		02/15/29			1,800	1,779,922

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Power Finance Corp. Ltd. (India), Sr. Unsec’d. Notes, EMTN	5.250%		08/10/28		800	$900,613
Stifel Financial Corp., Sr. Unsec’d. Notes	4.000		05/15/30		6,525	7,246,226

						27,402,606

Electric 2.6%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN	5.875		12/13/21		650	676,635
AES Panama Generation Holdings SRL (Panama), Sr. Sec’d. Notes, 144A	4.375		05/31/30	(a)	3,955	4,186,644
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500		02/15/28		1,000	1,027,335
Sr. Unsec’d. Notes, 144A	4.625		02/01/29		2,775	2,736,807
Sr. Unsec’d. Notes, 144A	5.000		02/01/31		1,175	1,162,401
Sr. Unsec’d. Notes, 144A	5.125		03/15/28		4,000	4,034,312
Cleco Corporate Holdings LLC, Sr. Unsec’d. Notes	3.375		09/15/29		295	305,890
CMS Energy Corp., Jr. Sub. Notes	4.750	(ff)	06/01/50		1,550	1,691,536
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071		08/15/24		2,655	2,858,416
Jr. Sub. Notes, Series B	4.650	(ff)	12/15/24	(oo)	2,625	2,761,808
DTE Energy Co.,
Sr. Unsec’d. Notes	2.950		03/01/30		345	366,395
Sr. Unsec’d. Notes, Series C	3.400		06/15/29		650	714,775
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125		02/11/25		2,075	2,173,346
Sr. Unsec’d. Notes, 144A, MTN	6.750		08/06/23		2,050	2,137,942
Sr. Unsec’d. Notes, EMTN	6.750		08/06/23		560	584,023
FEL Energy VI Sarl (Mexico), Sr. Sec’d. Notes, 144A	5.750		12/01/40		3,095	3,254,832
Instituto Costarricense de Electricidad (Costa Rica), Sr. Unsec’d. Notes, 144A	6.950		11/10/21		825	835,556
Mong Duong Finance Holdings BV (Vietnam), Sr. Sec’d. Notes	5.125		05/07/29		1,275	1,300,380
NRG Energy, Inc.,
Gtd. Notes	5.750		01/15/28		225	238,854
Gtd. Notes, 144A	3.375		02/15/29		200	196,979
Gtd. Notes, 144A	3.625		02/15/31	(a)	3,275	3,225,675

See Notes to Financial Statements.

PGIM Strategic Bond Fund 33

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NRG Energy, Inc., (cont’d.) Gtd. Notes, 144A	5.250%	06/15/29			2,000	$2,118,443
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes, 144A	1.875	11/05/31		EUR	680	817,174
PG&E Corp., Sr. Sec’d. Notes	5.250	07/01/30	(a)		1,446	1,546,973
Puget Energy, Inc., Sr. Sec’d. Notes	4.100	06/15/30			4,130	4,595,134
State Grid Overseas Investment 2016 Ltd. (China), Gtd. Notes, EMTN	2.750	05/04/22			300	306,967
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27			405	422,216
Sr. Sec’d. Notes, 144A	3.550	07/15/24			750	805,042
Sr. Sec’d. Notes, 144A	3.700	01/30/27			3,105	3,361,220

						50,443,710

Electrical Components & Equipment 0.6%

Energizer Gamma Acquisition BV, Gtd. Notes	4.625	07/15/26		EUR	7,808	9,715,847
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	(a)		550	595,416
Gtd. Notes, 144A	7.250	06/15/28			1,200	1,332,791

						11,644,054

Electronics 0.0%

Sensata Technologies, Inc., Gtd. Notes, 144A	3.750	02/15/31			665	667,492

Energy-Alternate Sources 0.2%

Azure Power Energy Ltd. (India), Sr. Sec’d. Notes	5.500	11/03/22			2,560	2,616,747
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000	02/13/22			710	720,739

						3,337,486

Engineering & Construction 0.3%

AECOM, Gtd. Notes	5.125	03/15/27			1,250	1,368,701
Delhi International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	6.450	06/04/29			690	699,823

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875%	04/30/28			2,330	$2,295,318
Sr. Sec’d. Notes, 144A	5.500	07/31/47			1,000	944,887

						5,308,729

Entertainment 1.7%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26			1,478	1,144,955
Caesars Entertainment, Inc., Sr. Sec’d. Notes, 144A	6.250	07/01/25			1,470	1,557,777
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25			5,500	5,465,154
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 6.250%	10.750	11/01/23		EUR	300	213,640
Sr. Sec’d. Notes, 144A	10.750	09/30/23		EUR	917	1,158,184
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.125%	11.625	11/01/23			1,200	716,878
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26			2,800	2,974,443
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	2.375	04/15/28		EUR	1,625	1,903,829
Sr. Sec’d. Notes, 144A	6.500	02/15/25			1,475	1,630,215
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24			200	208,101
Merlin Entertainments Ltd. (United Kingdom), Sec’d. Notes, 144A	5.750	06/15/26	(a)		1,500	1,583,562
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	(a)		1,375	1,415,348
Sr. Sec’d. Notes	4.500	11/15/27	(a)	EUR	700	833,416
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	(a)		3,125	3,262,514
Pinewood Finance Co. Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	09/30/25		GBP	700	996,344
Scientific Games International, Inc.,
Gtd. Notes, 144A	7.000	05/15/28			300	317,891
Gtd. Notes, 144A	8.250	03/15/26			1,916	2,029,324
Gtd. Notes, 144A	8.625	07/01/25			1,975	2,126,125

See Notes to Financial Statements.

PGIM Strategic Bond Fund 35

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750%	04/15/25		3,000	$3,252,986

					32,790,686

Foods 1.8%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		2,025	1,944,279
Gtd. Notes, 144A	4.875	02/15/30		700	724,804
Bellis Acquisition Co. PLC (United Kingdom), Sr. Sec’d. Notes, 144A	3.250	02/16/26		GBP 10,600	14,954,944
Bellis Finco PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.000	02/16/27		GBP 3,500	4,921,886
C&S Group Enterprises LLC, Gtd. Notes, 144A	5.000	12/15/28		1,344	1,327,818
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes	7.500	07/08/26	GBP	200	338,686
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29		50	56,246
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		25	27,977
Kraft Heinz Foods Co.,
Gtd. Notes	4.625	10/01/39		585	652,236
Gtd. Notes	4.875	10/01/49		1,317	1,541,219
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875	05/15/28		450	492,041
Picard Bondco SA (France), Gtd. Notes	5.500	11/30/24	EUR	3,820	4,721,580
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25		75	76,533
Gtd. Notes, 144A	5.875	09/30/27		2,201	2,360,341
Tyson Foods, Inc., Sr. Unsec’d. Notes	5.100	09/28/48		630	828,175

					34,968,765

Forest Products & Paper 0.1%

Suzano Austria GmbH (Brazil), Gtd. Notes	6.000	01/15/29		2,230	2,669,398

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.3%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500%	05/20/25			200	$218,953
Sr. Unsec’d. Notes	5.750	05/20/27			1,300	1,463,981
Sr. Unsec’d. Notes	5.875	08/20/26			3,475	3,924,213

						5,607,147

Healthcare-Products 0.2%

Avantor Funding, Inc., Sr. Sec’d. Notes, 144A	2.625	11/01/25		EUR	2,125	2,635,034
DH Europe Finance II Sarl, Gtd. Notes	1.350	09/18/39		EUR	775	964,550
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39		EUR	400	498,803
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49		EUR	275	355,869

						4,454,256

Healthcare-Services 1.2%
Anthem, Inc., Sr. Unsec’d. Notes	3.125	05/15/50			1,150	1,138,829
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	2.375	03/01/28		EUR	2,450	2,959,742
DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30			1,475	1,499,571
HCA, Inc.,
Gtd. Notes	3.500	09/01/30			1,175	1,217,068
Gtd. Notes	5.375	02/01/25			250	280,373
Gtd. Notes	5.875	02/15/26			200	231,116
Humana, Inc., Sr. Unsec’d. Notes	3.125	08/15/29			1,110	1,187,565
IQVIA, Inc., Gtd. Notes, 144A	2.250	01/15/28		EUR	500	605,617
MEDNAX, Inc., Gtd. Notes, 144A	6.250	01/15/27	(a)		675	712,950
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26			1,750	1,885,788
Surgery Center Holdings, Inc., Gtd. Notes, 144A	10.000	04/15/27	(a)		500	556,253
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28			2,450	2,578,485
Sec’d. Notes	5.125	05/01/25			2,000	2,021,027

See Notes to Financial Statements.

PGIM Strategic Bond Fund 37

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	4.625%	06/15/28	305	$317,287
Sr. Sec’d. Notes, 144A	5.125	11/01/27	1,200	1,259,894
Sr. Unsec’d. Notes	6.750	06/15/23	2,750	2,968,102
Sr. Unsec’d. Notes	7.000	08/01/25	1,000	1,036,362

				22,456,029

Holding Companies-Diversified 0.0%

CK Hutchison International 17 Ltd. (United Kingdom),
Gtd. Notes, 144A	2.875	04/05/22	300	307,413

Home Builders 0.9%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	4,125	4,290,260
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	1,325	1,500,320
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	175	182,870
Gtd. Notes	6.750	03/15/25	500	515,549
Gtd. Notes	7.250	10/15/29	3,358	3,737,575
Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,325	1,340,989
Gtd. Notes, 144A	6.250	09/15/27	275	290,134
KB Home,
Gtd. Notes	6.875	06/15/27	941	1,107,940
Gtd. Notes	7.500	09/15/22	100	108,812
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	250	259,442
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	4.625	03/01/30	1,575	1,636,211
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27	275	307,394
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	400	449,368
Gtd. Notes, 144A	6.625	07/15/27	1,225	1,323,604
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	280	300,770

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Taylor Morrison Communities, Inc./Taylor Morrison
Holdings II, Inc.,
Gtd. Notes, 144A	5.625%	03/01/24			350	$378,738
Gtd. Notes, 144A	5.875	04/15/23			150	160,034

						17,890,010

Household Products/Wares 0.0%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26		EUR	100	123,861

Insurance 0.3%

American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44			2,518	3,013,788
Markel Corp., Sr. Unsec’d. Notes	4.150	09/17/50			2,000	2,324,257
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44			75	94,442
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.000	05/12/50	(a)		1,075	1,218,761

						6,651,248

Internet 0.6%

Adevinta ASA (France), Sr. Sec’d. Notes, 144A	3.000	11/15/27		EUR	1,500	1,859,869
Prosus NV (China), Sr. Unsec’d. Notes, 144A	3.680	01/21/30			1,200	1,266,327
United Group BV (Netherlands),
Sr. Sec’d. Notes	3.125	02/15/26		EUR	5,000	5,839,385
Sr. Sec’d. Notes	4.875	07/01/24		EUR	1,125	1,382,155
Sr. Sec’d. Notes, 144A	3.125	02/15/26		EUR	1,150	1,343,058
Sr. Sec’d. Notes, 144A	3.625	02/15/28		EUR	100	116,734

						11,807,528

Iron/Steel 0.3%
Metinvest BV (Ukraine), Sr. Unsec’d. Notes, 144A	7.650	10/01/27			355	388,550

See Notes to Financial Statements.

PGIM Strategic Bond Fund 39

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Steel Dynamics, Inc., Sr. Unsec’d. Notes	3.450%	04/15/30			2,325	$2,534,571
thyssenkrupp AG (Germany), Sr. Unsec’d. Notes	1.375	03/03/22		EUR	3,150	3,801,034

						6,724,155

Leisure Time 0.3%

Carnival Corp., Sr. Unsec’d. Notes, 144A	5.750	03/01/27			2,400	2,436,264
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	5.250	11/15/22			2,700	2,748,446

						5,184,710

Lodging 0.8%

Gohl Capital Ltd. (Malaysia), Gtd. Notes	4.250	01/24/27			2,170	2,327,292
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32			2,000	1,970,035
Gtd. Notes, 144A	3.750	05/01/29			1,350	1,374,016
Las Vegas Sands Corp., Sr. Unsec’d. Notes	3.900	08/08/29			255	271,419
Marriott International, Inc., Sr. Unsec’d. Notes, Series FF	4.625	06/15/30			920	1,047,481
MGM Resorts International,
Gtd. Notes	4.750	10/15/28			1,500	1,564,758
Gtd. Notes	5.500	04/15/27			500	542,304
Gtd. Notes	6.750	05/01/25			2,500	2,673,960
Sands China Ltd. (Macau), Sr. Unsec’d. Notes	5.125	08/08/25			200	224,632
Station Casinos LLC, Gtd. Notes, 144A	5.000	10/01/25	(a)		848	855,735
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.500	01/15/26	(a)		1,600	1,670,065

						14,521,697

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.4%

Vertical Holdco GmbH (Germany), Sr. Unsec’d. Notes, 144A	6.625%	07/15/28		EUR	2,200	$2,822,846
Vertical Midco GmbH (Germany), Sr. Sec’d. Notes, 144A	4.375	07/15/27		EUR	3,100	3,913,501

						6,736,347

Media 2.8%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31			1,300	1,311,427
Sr. Unsec’d. Notes, 144A	4.500	05/01/32			3,800	3,904,311
Sr. Unsec’d. Notes, 144A	5.375	06/01/29			3,775	4,066,782
Sr. Unsec’d. Notes, 144A	5.750	02/15/26			4,000	4,132,243
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38			100	119,773
Sr. Sec’d. Notes	5.375	05/01/47			205	238,615
Sr. Sec’d. Notes	5.750	04/01/48			500	615,923
Sr. Sec’d. Notes	6.384	10/23/35			1,515	2,010,085
Sr. Sec’d. Notes	6.484	10/23/45			50	66,865
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	9.250	02/15/24	(a)		1,740	1,820,192
Comcast Corp., Gtd. Notes	2.450	08/15/52			1,010	885,695
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	4.600	08/15/47			2,000	2,404,619
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	(a)		1,480	1,420,295
Gtd. Notes, 144A	5.500	04/15/27			1,300	1,367,672
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	(a)		1,475	1,470,149
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27			5,940	3,060,180
Sr. Sec’d. Notes, 144A	5.375	08/15/26			1,000	707,440
Discovery Communications LLC,
Gtd. Notes	4.650	05/15/50	(a)		850	985,089
Gtd. Notes	5.200	09/20/47			645	794,021
Gtd. Notes	5.300	05/15/49			2,220	2,769,207
DISH DBS Corp.,
Gtd. Notes	6.750	06/01/21			2,000	2,025,250
Gtd. Notes	7.375	07/01/28	(a)		1,000	1,048,156
Gtd. Notes	7.750	07/01/26	(a)		4,570	5,022,105

See Notes to Financial Statements.

PGIM Strategic Bond Fund 41

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

iHeartCommunications, Inc.,
Gtd. Notes	8.375%	05/01/27		1,675	$1,775,279
Sr. Sec’d. Notes	6.375	05/01/26		700	740,528
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.625	06/01/27		1,875	1,969,046
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	5.000	04/15/27	GBP	700	1,017,355
Sr. Sec’d. Notes	5.250	05/15/29	GBP	500	745,603
Virgin Media Vendor Financing Notes III DAC (Ireland),
Gtd. Notes, 144A	4.875	07/15/28	GBP	1,900	2,726,492
Ziggo Bond Co. BV (Netherlands), Gtd. Notes, 144A	3.375	02/28/30	EUR	2,400	2,877,532
Ziggo BV (Netherlands), Sr. Sec’d. Notes	4.250	01/15/27	EUR	240	300,636

					54,398,565

Mining 0.2%

Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28		1,710	2,095,766
Newmont Corp., Gtd. Notes	2.800	10/01/29		1,075	1,126,819
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.000	08/15/40		760	963,055
Volcan Cia Minera SAA (Peru), Gtd. Notes	5.375	02/02/22		200	203,870

					4,389,510

Miscellaneous Manufacturing 0.5%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		600	563,308
Sr. Unsec’d. Notes, 144A	7.500	03/15/25		200	182,910
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		7,850	7,050,866
Sr. Unsec’d. Notes, 144A	8.750	12/01/21		1,750	1,817,792

					9,614,876

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 4.7%

Aethon United BR LP/Aethon United Finance Corp., Sr. Unsec’d. Notes, 144A	8.250%		02/15/26		1,575	$1,637,966
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.000		01/15/25		2,700	2,802,505
Sr. Unsec’d. Notes, 144A	3.750		01/15/30		150	158,957
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875		12/15/24	(d)	2,950	1,947
Antero Resources Corp.,
Gtd. Notes	5.625		06/01/23		1,800	1,802,842
Gtd. Notes, 144A	8.375		07/15/26		1,500	1,644,803
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000		11/01/27		1,104	1,414,046
Sr. Unsec’d. Notes, 144A	7.000		11/01/26		1,525	1,533,261
Sr. Unsec’d. Notes, 144A	8.250		12/31/28		2,325	2,436,389
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.375	(ff)	06/22/25	(oo)	3,080	3,227,900
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.250		04/15/27		1,600	1,754,672
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500		02/01/26		475	495,044
Gtd. Notes, 144A	5.875		02/01/29		425	453,657
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250		08/01/24		1,250	1,230,283
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	7.000		06/15/25		1,100	1,131,707
CNX Resources Corp., Gtd. Notes, 144A	7.250		03/14/27		1,525	1,633,210
ConocoPhillips, Gtd. Notes, 144A(h)	4.300		08/15/28		1,900	2,209,660
Continental Resources, Inc.,
Gtd. Notes	3.800		06/01/24	(a)	2,282	2,335,168
Gtd. Notes	4.375		01/15/28	(a)	600	631,016
Diamondback Energy, Inc., Gtd. Notes	2.875		12/01/24		2,090	2,210,435
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500		01/30/26		75	76,614
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	6.510		03/07/22		100	105,500
Sr. Unsec’d. Notes, EMTN	8.625		04/28/34		1,710	2,491,393

See Notes to Financial Statements.

PGIM Strategic Bond Fund 43

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Harvest Operations Corp. (South Korea), Gtd. Notes, 144A	4.200%	06/01/23			200	$215,902
Helmerich & Payne, Inc., Sr. Unsec’d. Notes	4.650	03/15/25			589	650,631
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25			150	153,018
Sr. Unsec’d. Notes, 144A	5.750	02/01/29			675	688,339
Sr. Unsec’d. Notes, 144A	6.000	02/01/31			675	686,357
Sr. Unsec’d. Notes, 144A	6.250	11/01/28			700	731,206
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.400	04/15/29			1,500	1,654,384
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750	04/24/25			2,380	2,695,337
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.500	06/30/27	(a)		1,900	2,092,679
Sr. Sec’d. Notes, 144A	6.750	06/30/30			2,070	2,278,475
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29			1,800	1,827,830
Gtd. Notes, 144A	7.125	02/01/27	(a)		1,400	1,469,591
Sec’d. Notes, 144A	6.500	01/15/25			1,900	1,961,060
Nabors Industries, Inc., Gtd. Notes	5.750	02/01/25			375	298,540
Ovintiv Exploration, Inc., Gtd. Notes	5.375	01/01/26			1,580	1,745,740
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.093	01/15/30			13	13,771
Gtd. Notes	5.375	10/01/29		GBP	350	548,493
Gtd. Notes	5.600	01/03/31			4,002	4,317,332
Gtd. Notes	5.750	02/01/29			25	27,990
Gtd. Notes	5.999	01/27/28			170	193,758
Gtd. Notes	6.625	01/16/34		GBP	730	1,218,480
Gtd. Notes	7.375	01/17/27			920	1,123,342
Gtd. Notes	8.750	05/23/26			60	77,190
Gtd. Notes, EMTN	6.250	12/14/26		GBP	2,095	3,396,596
Petroleos Mexicanos (Mexico),
Gtd. Notes	2.500	11/24/22		EUR	500	605,852
Gtd. Notes	4.750	02/26/29		EUR	200	235,631
Gtd. Notes	6.350	02/12/48			276	235,004
Gtd. Notes	6.490	01/23/27			1,059	1,110,687
Gtd. Notes	6.500	03/13/27			6,120	6,391,670
Gtd. Notes	6.500	01/23/29			100	100,428
Gtd. Notes	6.625	06/15/35			400	382,860

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes	6.840%	01/23/30			100	$101,433
Gtd. Notes	7.690	01/23/50			3,325	3,158,181
Gtd. Notes, EMTN	1.875	04/21/22		EUR	500	602,135
Gtd. Notes, EMTN	3.750	02/21/24		EUR	1,220	1,503,255
Gtd. Notes, EMTN	3.750	11/16/25		GBP	400	546,653
Gtd. Notes, EMTN	4.875	02/21/28		EUR	1,580	1,885,375
Gtd. Notes, MTN	4.625	09/21/23			370	384,084
Gtd. Notes, MTN	6.875	08/04/26			630	675,062
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25			300	296,732
Gtd. Notes	5.000	03/15/23			1,196	1,202,405
Gtd. Notes	9.250	02/01/26	(a)		4,500	4,898,307
Gtd. Notes, 144A	8.250	01/15/29			750	806,078
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes	4.375	10/17/23			200	217,516
Sinopec Group Overseas Development 2016 Ltd. (China),
Gtd. Notes	2.000	09/29/21			200	201,336
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25			975	653,214
Gtd. Notes, 144A	8.000	02/01/27			825	520,276

						90,199,190

Packaging & Containers 0.4%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.75%	5.000	06/30/27		EUR	2,327	2,904,630
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.75%	5.000	06/30/27		EUR	3,600	4,493,626

						7,398,256

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39			4,880	5,584,836
Sr. Unsec’d. Notes	4.550	03/15/35			1,375	1,653,681
Sr. Unsec’d. Notes	4.700	05/14/45			715	867,292
Sr. Unsec’d. Notes	4.750	03/15/45			1,150	1,405,104
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29			700	700,472

See Notes to Financial Statements.

PGIM Strategic Bond Fund 45

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500%		01/31/27			90	$99,734
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000		01/30/28			500	510,133
Gtd. Notes, 144A	5.000		02/15/29			775	786,670
Gtd. Notes, 144A	5.250		01/30/30	(a)		500	508,001
Gtd. Notes, 144A	5.250		02/15/31			925	939,209
Gtd. Notes, 144A	6.125		04/15/25			3,050	3,122,302
Gtd. Notes, 144A	6.250		02/15/29			1,250	1,332,149
Gtd. Notes, 144A	7.000		01/15/28			2,500	2,702,076
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125		06/15/39			90	108,590
Sr. Unsec’d. Notes	4.350		11/15/47			45	55,033
Sr. Unsec’d. Notes	5.000		08/15/45			171	227,836
Cheplapharm Arzneimittel GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500		01/15/28			825	842,250
Cigna Corp.,
Gtd. Notes	3.400		03/01/27			40	44,217
Gtd. Notes	4.375		10/15/28			115	134,150
CVS Health Corp., Sr. Unsec’d. Notes	5.125		07/20/45			25	31,617
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000		06/30/28			105	92,168
Sec’d. Notes, 144A	9.500		07/31/27			68	76,640
Mylan, Inc., Gtd. Notes	5.400		11/29/43			3,000	3,726,583
Nidda BondCo GmbH (Germany),
Gtd. Notes	5.000		09/30/25		EUR	1,900	2,321,101
Gtd. Notes, 144A	5.000		09/30/25		EUR	100	122,163
Viatris, Inc., Gtd. Notes, 144A	4.000		06/22/50			1,495	1,552,769

							29,546,776

Pipelines 0.9%

DCP Midstream Operating LP, Gtd. Notes, 144A	4.750		09/30/21			1,825	1,841,635
Energy Transfer Operating LP,
Gtd. Notes	5.000		05/15/50			1,900	2,007,401
Gtd. Notes	5.300		04/15/47			5	5,401
Gtd. Notes	6.250		04/15/49			750	899,632
Jr. Sub. Notes, Series G	7.125	(ff)	05/15/30	(oo)		2,900	2,803,891

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes	4.200%		01/31/50		435	$473,007
Gtd. Notes, Series D	4.875	(ff)	08/16/77		400	379,668
ONEOK, Inc., Gtd. Notes	4.950		07/13/47		25	26,750
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.550		12/15/29	(a)	1,600	1,637,327
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600		05/15/25		1,485	1,520,140
Sr. Unsec’d. Notes, 144A	6.875		04/15/40		225	249,276
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28		1,800	1,801,776
Gtd. Notes, 144A	6.000		12/31/30		2,150	2,144,314
Gtd. Notes, 144A	7.500		10/01/25		1,250	1,332,469
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.900		01/15/45		76	86,703

						17,209,390

Real Estate 0.4%

Arabian Centres Sukuk Ltd. (Saudi Arabia), Gtd. Notes, 144A	5.375		11/26/24		1,655	1,688,669
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750		12/01/25		1,350	1,390,938
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125		02/01/29		2,000	1,985,150
Gtd. Notes, 144A	5.375		08/01/28		920	967,303
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250		02/15/26		1,400	1,436,405

						7,468,465

Real Estate Investment Trusts (REITs) 1.2%

Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	4.050		07/01/30		1,590	1,758,477
Diversified Healthcare Trust,
Gtd. Notes	9.750		06/15/25		2,000	2,251,653
Sr. Unsec’d. Notes	4.750		02/15/28		3,000	2,969,280
Sr. Unsec’d. Notes	6.750		12/15/21		500	507,360
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250		05/01/25		1,500	1,528,367

See Notes to Financial Statements.

PGIM Strategic Bond Fund 47

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350%	09/01/24			745	$790,893
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31			505	529,761
MGM Growth Properties Operating
Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26			75	79,689
Gtd. Notes, 144A	4.625	06/15/25			440	466,313
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28			1,025	1,080,442
Sr. Sec’d. Notes, 144A	7.500	06/01/25			1,500	1,625,966
Sabra Health Care LP,
Gtd. Notes	4.800	06/01/24			230	251,735
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25			3,000	3,171,877
VEREIT Operating Partnership LP,
Gtd. Notes	3.400	01/15/28			5,290	5,718,752
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26			345	355,794
Gtd. Notes, 144A	4.625	12/01/29			510	534,981

						23,621,340

Retail 2.3%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30			3,400	3,315,546
AutoNation, Inc.,
Sr. Unsec’d. Notes	4.750	06/01/30	(a)		1,880	2,213,979
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24			4,400	4,574,083
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28			1,700	1,952,022
Dufry One BV (Switzerland),
Gtd. Notes	2.000	02/15/27		EUR	8,642	9,779,822
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25		EUR	1,100	1,304,588
Sr. Sec’d. Notes	6.250	10/30/25		EUR	2,300	2,833,846
Sr. Sec’d. Notes, 144A	4.375	02/07/25		EUR	1,000	1,185,990
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	(d)		2,600	1,497,955

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., (cont’d.)
Sr. Unsec’d. Notes	8.625%	06/15/20	(d)		1,475	$756,104
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	10/15/24			1,450	1,473,826
JSM Global Sarl (Brazil),
Gtd. Notes, 144A	4.750	10/20/30			2,425	2,534,796
L Brands, Inc.,
Gtd. Notes	5.625	10/15/23			200	216,541
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	(a)		4,675	4,820,021
Stonegate Pub Co. Financing 2019 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.250	07/31/25		GBP	3,000	4,370,359
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.750	03/01/25			375	381,062
Sr. Unsec’d. Notes	5.875	03/01/27			1,825	1,911,318

						45,121,858

Semiconductors 0.1%

NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A	3.150	05/01/27			675	730,572
Gtd. Notes, 144A	3.400	05/01/30			875	951,628

						1,682,200

Software 0.0%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50			25	23,526

Telecommunications 2.9%

Altice France Holding SA (Luxembourg),
Gtd. Notes	4.000	02/15/28		EUR	300	337,532
Gtd. Notes, 144A	4.000	02/15/28		EUR	1,000	1,125,108
Altice France SA (France),
Sr. Sec’d. Notes	3.375	01/15/28		EUR	1,650	1,946,014
Sr. Sec’d. Notes, 144A	2.500	01/15/25		EUR	900	1,061,462
Sr. Sec’d. Notes, 144A	3.375	01/15/28		EUR	700	825,582
AT&T, Inc.,
Sr. Unsec’d. Notes, 144A	2.550	12/01/33			28	27,048
Sr. Unsec’d. Notes, 144A	3.500	09/15/53			1,073	985,839

See Notes to Financial Statements.

PGIM Strategic Bond Fund 49

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	3.550%	09/15/55			2,795	$2,565,699
Sr. Unsec’d. Notes, 144A	3.650	09/15/59			43	39,707
Sr. Unsec’d. Notes, 144A	3.800	12/01/57			956	910,403
Deutsche Telekom AG (Germany),
Sr. Unsec’d. Notes, 144A	3.625	01/21/50	(a)		1,440	1,527,283
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000	04/01/24			1,050	1,034,564
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK
7.000%	13.000	12/31/25			2,000	2,032,621
Sr. Sec’d. Notes, 144A	8.750	05/25/24			6,000	6,284,556
Sr. Sec’d. Notes, 144A	8.750	05/25/24			2,000	2,095,068
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23			1,375	1,264,831
Embarq Corp.,
Sr. Unsec’d. Notes	7.995	06/01/36			1,025	1,218,582
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	(d)		4,585	2,934,557
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes	8.125	06/01/23	(d)		1,895	90,128
Intrado Corp.,
Gtd. Notes, 144A	8.500	10/15/25			1,350	1,345,682
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.250	07/01/28			1,800	1,825,520
Gtd. Notes, 144A	4.625	09/15/27			2,000	2,071,282
Sr. Sec’d. Notes, 144A	3.400	03/01/27			3,000	3,229,639
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	(a)		1,905	2,279,055
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A	4.500	04/27/31	(a)		720	770,321
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes	5.373	02/13/22			220	225,626
PLT VII Finance Sarl (Luxembourg),
Sr. Sec’d. Notes, 144A	4.625	01/05/26		EUR	1,700	2,133,501
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32			3,000	4,460,137
Sprint Corp.,
Gtd. Notes	7.125	06/15/24			1,000	1,152,791
Gtd. Notes	7.875	09/15/23			1,000	1,154,492

See Notes to Financial Statements.

50

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Telefonica Emisiones SA (Spain),
Gtd. Notes	4.895%		03/06/48	(a)	1,325	$1,525,204
T-Mobile USA, Inc.,
Gtd. Notes	2.625		02/15/29		3,200	3,128,000
Sr. Sec’d. Notes, 144A	4.375		04/15/40		1,850	2,096,013

						55,703,847

Transportation 0.1%

Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875		07/05/34		104	124,379
Pelabuhan Indonesia III Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875		10/01/24		650	718,309
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.750		02/05/70		825	876,327

						1,719,015

TOTAL CORPORATE BONDS (cost $864,572,056)						905,161,412

MUNICIPAL BONDS 0.2%

Illinois 0.1%

State of Illinois,
General Obligation Unlimited, Taxable, Pension	5.100		06/01/33		1,210	1,346,948

Puerto Rico 0.1%

Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue,
Revenue Bonds, Restructured, Series A-1	4.750		07/01/53		700	760,732
Revenue Bonds, Restructured, Series A-1	5.000		07/01/58		1,780	1,961,631

						2,722,363

TOTAL MUNICIPAL BONDS (cost $3,726,047)						4,069,311

RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.3%

Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month
LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.718	(c)	04/25/28		62	62,371
Series 2018-03A, Class M1B, 144A, 1 Month
LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.968	(c)	10/25/28		169	170,098

See Notes to Financial Statements.

PGIM Strategic Bond Fund 51

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bellemeade Re Ltd. (Bermuda), (cont’d.)
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.568	%(c)	04/25/29	124	$124,184
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.218	(c)	07/25/29	505	504,835
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.718	(c)	07/25/29	1,500	1,506,730
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.518	(c)	10/25/29	942	944,248
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.118	(c)	10/25/29	3,400	3,413,806
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.768	(c)	06/25/30	454	454,671
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.518	(c)	06/25/30	780	784,854
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.418	(c)	08/26/30	685	686,922
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.318	(c)	08/26/30	645	652,749
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.118	(c)	08/26/30	895	919,701
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.718	(c)	06/25/30	1,050	1,052,618
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.718	(c)	06/25/30	740	740,925
BVRT Financing Trust,
Series 2019-01, Class F, 144A, 1 Month LIBOR + 2.150%^	2.271	(c)	09/15/21	7,109	7,073,613
Central Park Funding Trust,
Series 2021-01, Class PT, 144A	0.000	(cc)	08/29/22	7,170	7,170,000
CIM Trust,
Series 2017-05, Class A3, 144A	4.000	(cc)	05/25/57	6,500	6,504,894
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	1,611	1,613,355
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.268	(c)	09/25/31	3,901	3,907,449
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.218	(c)	10/25/39	1,787	1,786,915
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.168	(c)	01/25/40	3,300	3,301,026
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.818	(c)	11/25/28	52	51,864
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.918	(c)	04/25/29	90	90,347

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Eagle Re Ltd. (Bermuda), (cont’d.)
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.118	%(c)	10/25/30	980	$988,696
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.118	(c)	10/25/30	480	488,796
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.618	(c)	10/25/30	340	348,543
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.518	(c)	05/25/30	651	653,368
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.268	(c)	10/25/30	882	884,356
Fannie Mae Interest Strips,
Series 422, Class C7, IO	3.500		11/25/35	5,468	605,635
Fannie Mae REMICS,
Series 2018-80, Class GC	3.500		10/25/48	1,500	1,633,436
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.218	(c)	06/25/50	615	639,059
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.118	(c)	06/25/50	624	625,925
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.118	(c)	08/25/50	4,190	4,448,216
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.868	(c)	08/25/50	2,160	2,182,015
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	4.845	(c)	10/25/50	630	656,942
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.845	(c)	10/25/50	470	474,440
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.218	(c)	03/25/50	280	282,280
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.718	(c)	07/25/50	5,950	6,021,962
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.368	(c)	09/25/50	1,080	1,123,289
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.268	(c)	09/25/50	775	778,080
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.768	(c)	01/25/49	89	89,351
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49	9,136	9,165,657

See Notes to Financial Statements.

PGIM Strategic Bond Fund 53

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Government National Mortgage Assoc.,
Series 2016-069, Class B	3.000%		05/20/46	7,325	$7,713,857
Series 2019-137, Class IO	3.000		11/20/49	7,782	1,044,625
Series 2019-159, Class IJ, IO	3.500		12/20/49	1,483	244,441
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.718	(c)	10/25/28	53	53,362
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.768	(c)	05/25/29	138	137,976
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59	1,049	1,058,243
Series 2020-GS05, Class A1, 144A	3.250		06/25/60	1,951	1,988,852
Series 2020-SL01, Class A, 144A	2.734		01/25/60	4,571	4,605,076
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.723	(c)	12/11/21	18,520	18,524,889
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)	2.250	(c)	09/23/21	8,090	8,096,953
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.500%)	3.500	(c)	09/23/21	4,730	4,734,844
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.868	(c)	01/25/48	222	222,990
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.868	(c)	07/25/30	1,510	1,527,534
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.933	(c)	12/25/22	6,999	7,000,702
Radnor Re Ltd. (Bermuda),
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	3.268	(c)	10/25/30	4,480	4,499,432
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.118	(c)	10/25/30	2,380	2,409,276
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.718	(c)	10/25/30	1,865	1,905,252

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $139,926,807)					141,376,525

SOVEREIGN BONDS 4.7%

1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400		03/09/23	4,000	4,013,009
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	9.500		11/12/25	2,360	2,515,659

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	%(cc)	07/09/30		10,281	$3,750,260
Sr. Unsec’d. Notes	0.125	(cc)	07/09/35		178	57,074
Sr. Unsec’d. Notes	0.125	(cc)	01/09/38		1,892	703,992
Sr. Unsec’d. Notes	1.000		07/09/29		385	152,762
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375		08/20/30		735	751,646
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		2,471	2,685,510
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes	1.375		09/23/50	EUR	1,750	2,080,593
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes	4.250		01/26/23		690	685,670
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875		04/18/24		1,300	1,402,594
Sr. Unsec’d. Notes, 144A	5.875		01/30/60		3,370	3,296,763
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes	7.875		03/26/27		400	436,746
Sr. Unsec’d. Notes, 144A	6.375		02/11/27		2,720	2,807,732
Sr. Unsec’d. Notes, 144A	8.125		01/18/26		1,200	1,361,714
Hellenic Republic Government Bond (Greece),
Bonds	4.300		02/24/26	EUR	492	694,919
Bonds	4.300		02/24/27	EUR	79	113,591
Bonds	4.300		02/24/28	EUR	750	1,094,009
Bonds	4.300		02/24/29	EUR	216	319,400
Bonds	4.300		02/24/30	EUR	41	61,579
Bonds	4.300		02/24/31	EUR	158	240,918
Bonds	4.300		02/24/32	EUR	133	205,394
Bonds	4.300		02/24/33	EUR	210	326,840
Bonds	4.300		02/24/34	EUR	65	102,665
Bonds	4.300		02/24/35	EUR	230	364,693
Bonds	4.300		02/24/36	EUR	216	346,456
Bonds	4.300		02/24/37	EUR	335	537,085
Bonds	4.300		02/24/38	EUR	800	1,297,164
Bonds	4.300		02/24/39	EUR	1,060	1,753,494
Bonds	4.300		02/24/40	EUR	130	212,599
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	120	206,060

See Notes to Financial Statements.

PGIM Strategic Bond Fund 55

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Indonesia Government International Bond
(Indonesia),
Sr. Unsec’d. Notes	0.900%	02/14/27		EUR	1,080	$1,300,924
Sr. Unsec’d. Notes	1.100	03/12/33		EUR	615	728,726
Sr. Unsec’d. Notes	1.450	09/18/26		EUR	135	167,617
Sr. Unsec’d. Notes	1.750	04/24/25		EUR	860	1,083,654
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28		EUR	380	546,921
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	6.752	03/09/23			200	195,773
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	4.500	04/03/20			1,380	1,705,818
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25		EUR	1,670	2,252,970
Sr. Unsec’d. Notes, 144A	5.750	12/31/32			841	843,876
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24			200	207,529
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24			200	214,257
Lembaga Pembiayaan Ekspor Indonesia (Indonesia),
Sr. Unsec’d. Notes, EMTN	3.875	04/06/24			801	860,912
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes	5.500	11/03/21			680	692,744
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	7.625	11/21/25			205	235,452
Sr. Unsec’d. Notes, 144A	7.625	11/21/25			2,410	2,767,999
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes	3.875	03/08/22			1,550	1,566,632
Sr. Unsec’d. Notes, 144A	3.625	06/15/21			200	200,521
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A	8.250	04/15/24			1,699	1,886,639
Sr. Unsec’d. Notes, 144A	8.250	09/30/25			600	674,188
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes	9.125	03/16/24	(d)		150	49,501
Sr. Unsec’d. Notes	10.875	01/26/21	(d)		313	129,631
Sr. Unsec’d. Notes, 144A	9.950	06/09/21	(d)		150	50,089
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	5.103	04/23/48			640	827,005
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29			1,000	1,021,958
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28		GBP	1,590	2,872,369

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Republic of Italy Government International Bond (Italy), (cont’d.)
Sr. Unsec’d. Notes, MTN	5.375%		06/15/33		3,300	$4,109,650
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875		10/29/35	EUR	1,890	2,709,122
Sr. Unsec’d. Notes, 144A, MTN	4.625		04/03/49	EUR	740	1,131,631
Sr. Unsec’d. Notes, EMTN	3.875		10/29/35	EUR	250	358,349
Sr. Unsec’d. Notes, EMTN	4.125		03/11/39	EUR	318	457,851
Sr. Unsec’d. Notes, EMTN	4.625		04/03/49	EUR	200	305,846
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000		04/17/25		200	222,415
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500		06/26/29	EUR	106	128,443
Sr. Unsec’d. Notes	3.125		05/15/27	EUR	181	241,625
Sr. Unsec’d. Notes, 144A	1.500		06/26/29	EUR	1,095	1,326,838
Sr. Unsec’d. Notes, 144A	1.650		03/03/33	EUR	2,110	2,469,578
Sr. Unsec’d. Notes, 144A	2.125		12/01/30		3,835	3,635,009
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes	5.625		12/05/22		2,360	2,430,504
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625		03/30/21		220	220,035
Turkiye Ihracat Kredi Bankasi (Turkey),
Sr. Unsec’d. Notes, 144A	5.000		09/23/21		240	242,710
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	0.000	(cc)	05/31/40		1,210	1,322,460
Sr. Unsec’d. Notes	7.750		09/01/21		700	713,145
Sr. Unsec’d. Notes	7.750		09/01/22		100	105,158
Sr. Unsec’d. Notes	7.750		09/01/24		430	465,364
Sr. Unsec’d. Notes	8.994		02/01/24		200	222,055
Sr. Unsec’d. Notes, 144A	4.375		01/27/30	EUR	2,645	2,933,989
Sr. Unsec’d. Notes, 144A	7.750		09/01/22		3,550	3,733,098
Sr. Unsec’d. Notes, 144A	7.750		09/01/23		520	561,248
Sr. Unsec’d. Notes, 144A	8.994		02/01/24		650	721,680
Sr. Unsec’d. Notes, 144A	9.750		11/01/28		2,100	2,494,273
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975		04/20/55		500	615,398

TOTAL SOVEREIGN BONDS (cost $89,675,833)						91,539,769

U.S. GOVERNMENT AGENCY OBLIGATIONS 2.6%
Federal National Mortgage Assoc.	2.000		TBA		26,000	26,207,695
Government National Mortgage Assoc.	2.500		TBA		9,000	9,324,844

See Notes to Financial Statements.

PGIM Strategic Bond Fund 57

Schedule of Investments (continued)

as of February 28, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Government National Mortgage Assoc.	3.000%		12/20/49	14,438	$15,037,645

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $51,204,238)					50,570,184

U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Bonds	1.375		11/15/40	260	232,944
U.S. Treasury Bonds(k)	3.000		11/15/44	1,215	1,425,916
U.S. Treasury Bonds(k)	3.000		05/15/45	2,465	2,898,686
U.S. Treasury Bonds(k)	3.125		02/15/43	5,695	6,805,525
U.S. Treasury Bonds(k)	3.375		05/15/44	8,040	9,998,494
U.S. Treasury Bonds(h)(k)	3.375		11/15/48	3,760	4,779,900
U.S. Treasury Bonds(k)	3.625		08/15/43	4,700	6,055,656
U.S. Treasury Bonds	3.625		02/15/44	1,305	1,684,062
U.S. Treasury Notes(k)	2.125		05/15/25	9,055	9,652,064
U.S. Treasury Notes(k)	2.250		11/15/27	55	59,254
U.S. Treasury Notes(k)	2.375		08/15/24	280	299,250
U.S. Treasury Notes	2.875		05/15/28	69,045	77,427,494
U.S. Treasury Strips Coupon	1.394	(s)	11/15/41	525	335,385
U.S. Treasury Strips Coupon(k)	1.450	(s)	08/15/42	305	191,078
U.S. Treasury Strips Coupon	1.781	(s)	08/15/40	12,460	8,252,803
U.S. Treasury Strips Coupon	1.810	(s)	02/15/40	4,360	2,923,755
U.S. Treasury Strips Coupon(k)	2.057	(s)	11/15/38	1,185	822,371
U.S. Treasury Strips Coupon	2.058	(s)	02/15/39	1,200	827,672
U.S. Treasury Strips Coupon(k)	2.208	(s)	05/15/39	2,435	1,669,021
U.S. Treasury Strips Coupon(k)	2.340	(s)	02/15/43	7,190	4,451,902
U.S. Treasury Strips Coupon	2.394	(s)	11/15/43	2,247	1,356,714
U.S. Treasury Strips Principal(k)	2.046	(s)	11/15/44	2,645	1,581,421

TOTAL U.S. TREASURY OBLIGATIONS (cost $147,413,950)					143,731,367

				Shares

COMMON STOCKS 0.4%

Chemicals 0.0%

Hexion Holdings Corp. (Class B Stock)*				1,179	18,275

Electric Utilities 0.0%

GenOn Energy Holdings, Inc. (Class A Stock)*^				677	94,780

Independent Power & Renewable Electricity Producers 0.0%

Vistra Corp.				10,516	181,401

See Notes to Financial Statements.

58

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 0.4%

Chesapeake Energy Corp.*	134,120	$5,925,422
Chesapeake Energy Corp. Backstop Commitment*	771	32,519
Extraction Oil & Gas, Inc.*	36,450	1,226,542
Frontera Energy Corp. (Colombia)	2,232	11,145

		7,195,628

TOTAL COMMON STOCKS (cost $3,338,682)		7,490,084

EXCHANGE-TRADED FUND 0.9%

iShares iBoxx High Yield Corporate Bond ETF
(cost $16,818,707)	193,060	16,688,106

	Units

WARRANTS* 0.0%

Hotels, Restaurants & Leisure

CEC Entertainment, Inc., expiring 02/15/22 (cost $0)	30,389	27,350

TOTAL LONG-TERM INVESTMENTS (cost $1,855,190,393)		1,910,514,136

	Shares

SHORT-TERM INVESTMENTS 6.4%

AFFILIATED MUTUAL FUNDS

PGIM Core Ultra Short Bond Fund(wa)	61,448,248	61,448,248
PGIM Institutional Money Market Fund
(cost $62,404,786; includes $62,397,496 of cash collateral for securities on loan)(b)(wa)	62,460,468	62,429,238

TOTAL SHORT-TERM INVESTMENTS (cost $123,853,034)		123,877,486

TOTAL INVESTMENTS 105.4% (cost $1,979,043,427)		2,034,391,622
Liabilities in excess of other assets(z) (5.4)%		(105,011,812)

NET ASSETS 100.0%		$1,929,379,810

See Notes to Financial Statements.

PGIM Strategic Bond Fund 59

Schedule of Investments (continued)

as of February 28, 2021

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A— Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

iBoxx—Bond Market Indices

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

See Notes to Financial Statements.

60

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $16,453,171 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,806,994; cash collateral of $62,397,496 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Strategic Bond Fund 61

Schedule of Investments (continued)

as of February 28, 2021

Futures contracts outstanding at February 28, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
4,091	5 Year U.S. Treasury Notes	Jun. 2021	$507,156,156	$(4,120,625)
974	10 Year U.S. Treasury Notes	Jun. 2021	129,268,062	(629,833)
310	10 Year U.S. Ultra Treasury Notes	Jun. 2021	45,676,563	(437,696)
701	20 Year U.S. Treasury Bonds	Jun. 2021	111,612,344	(1,121,136)

				(6,309,290)

Short Positions:
4,332	2 Year U.S. Treasury Notes	Jun. 2021	956,356,692	738,822
574	5 Year Euro-Bobl	Mar. 2021	92,948,437	622,077
207	10 Year Euro-Bund	Mar. 2021	43,307,664	928,508
35	10 Year Euro-Bund	Jun. 2021	7,201,354	(34,659)
289	30 Year U.S. Ultra Treasury Bonds	Jun. 2021	54,639,063	(466,193)
335	Euro Schatz Index	Mar. 2021	45,338,469	55,055

				1,843,610

				$(4,465,680)

Forward foreign currency exchange contracts outstanding at February 28, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/20/21	Bank of America, N.A.	AUD	2,245	$1,787,000	$1,727,896	$—	$(59,104)
Expiring 04/20/21	Bank of America, N.A.	AUD	1,858	1,432,000	1,429,989	—	(2,011)
Expiring 04/20/21	Barclays Bank PLC	AUD	1,885	1,457,000	1,450,947	—	(6,053)
Expiring 04/20/21	BNP Paribas S.A.	AUD	1,591	1,236,000	1,224,305	—	(11,695)
Expiring 04/20/21	The Toronto-Dominion Bank	AUD	2,475	1,909,000	1,904,736	—	(4,264)
Brazilian Real,
Expiring 03/02/21	BNP Paribas S.A.	BRL	6,298	1,174,000	1,123,586	—	(50,414)
Expiring 03/02/21	The Toronto-Dominion Bank	BRL	16,032	3,000,112	2,860,133	—	(139,979)
Expiring 05/04/21	JPMorgan Chase Bank, N.A.	BRL	12,113	2,248,782	2,155,610	—	(93,172)
British Pound,
Expiring 04/19/21	Bank of America, N.A.	GBP	1,180	1,607,000	1,643,835	36,835	—
Expiring 04/19/21	Citibank, N.A.	GBP	1,173	1,649,000	1,635,112	—	(13,888)
Expiring 04/19/21	Goldman Sachs International	GBP	1,127	1,548,000	1,571,246	23,246	—
Expiring 04/19/21	Goldman Sachs International	GBP	968	1,330,000	1,349,165	19,165	—

See Notes to Financial Statements.

62

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	GBP	970	$1,328,000	$1,352,182	$24,182	$—
Canadian Dollar,
Expiring 04/20/21	Citibank, N.A.	CAD	13,115	10,317,338	10,306,246	—	(11,092)
Expiring 04/20/21	Citibank, N.A.	CAD	2,065	1,625,000	1,622,396	—	(2,604)
Expiring 04/20/21	Goldman Sachs International	CAD	2,188	1,725,000	1,719,354	—	(5,646)
Chilean Peso,
Expiring 03/17/21	Citibank, N.A.	CLP	1,259,135	1,763,000	1,740,086	—	(22,914)
Expiring 03/17/21	HSBC Bank USA, N.A.	CLP	1,106,420	1,549,000	1,529,038	—	(19,962)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CLP	1,707,716	2,329,000	2,360,011	31,011	—
Chinese Renminbi,
Expiring 05/18/21	HSBC Bank PLC	CNH	44,772	6,925,000	6,862,685	—	(62,315)
Expiring 05/18/21	HSBC Bank PLC	CNH	25,908	3,976,000	3,971,120	—	(4,880)
Expiring 05/18/21	JPMorgan Chase Bank, N.A.	CNH	83,900	12,890,604	12,860,162	—	(30,442)
Expiring 05/18/21	Morgan Stanley & Co. International PLC	CNH	36,906	5,674,000	5,656,948	—	(17,052)
Colombian Peso,
Expiring 03/17/21	Goldman Sachs International	COP	8,096,015	2,317,000	2,218,390	—	(98,610)
Expiring 03/17/21	Goldman Sachs International	COP	8,032,190	2,306,000	2,200,902	—	(105,098)
Expiring 03/17/21	Standard Chartered Bank	COP	5,865,986	1,666,000	1,607,340	—	(58,660)
Czech Koruna,
Expiring 04/19/21	Barclays Bank PLC	CZK	38,906	1,829,000	1,793,893	—	(35,107)
Expiring 04/19/21	UBS AG	CZK	54,712	2,575,000	2,522,724	—	(52,276)
Euro,
Expiring 04/19/21	Bank of America, N.A.	EUR	2,703	3,282,492	3,264,930	—	(17,562)
Expiring 04/19/21	Barclays Bank PLC	EUR	2,796	3,387,000	3,377,512	—	(9,488)
Expiring 04/19/21	Barclays Bank PLC	EUR	2,169	2,645,000	2,620,107	—	(24,893)
Expiring 04/19/21	Citibank, N.A.	EUR	3,840	4,656,534	4,639,005	—	(17,529)
Expiring 04/19/21	Citibank, N.A.	EUR	3,092	3,704,592	3,734,956	30,364	—
Expiring 04/19/21	Citibank, N.A.	EUR	1,362	1,653,000	1,645,703	—	(7,297)
Expiring 04/19/21	Goldman Sachs International	EUR	2,655	3,225,000	3,207,356	—	(17,644)
Expiring 04/19/21	Goldman Sachs International	EUR	1,814	2,204,000	2,191,844	—	(12,156)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 63

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	HUF	799,943	$2,699,000	$2,660,829	$—	$(38,171)
Expiring 04/19/21	Morgan Stanley & Co. International PLC	HUF	315,859	1,064,000	1,050,633	—	(13,367)
Indian Rupee,
Expiring 03/17/21	Citibank, N.A.	INR	810,902	10,855,298	10,936,869	81,571	—
Expiring 03/17/21	Citibank, N.A.	INR	469,616	6,379,000	6,333,844	—	(45,156)
Expiring 03/17/21	Credit Suisse International	INR	392,917	5,270,336	5,299,383	29,047	—
Expiring 03/17/21	Credit Suisse International	INR	332,481	4,538,000	4,484,270	—	(53,730)
Expiring 03/17/21	Goldman Sachs International	INR	321,506	4,379,000	4,336,248	—	(42,752)
Expiring 03/17/21	Goldman Sachs International	INR	313,614	4,258,000	4,229,811	—	(28,189)
Expiring 03/17/21	Goldman Sachs International	INR	287,976	3,932,000	3,884,014	—	(47,986)
Expiring 03/17/21	Goldman Sachs International	INR	247,931	3,369,000	3,343,924	—	(25,076)
Expiring 03/17/21	Goldman Sachs International	INR	199,396	2,670,000	2,689,307	19,307	—
Expiring 03/17/21	HSBC Bank USA, N.A.	INR	523,889	7,028,906	7,065,845	36,939	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	480,930	6,455,983	6,486,445	30,462	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	360,193	4,920,000	4,858,032	—	(61,968)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	324,457	4,433,000	4,376,053	—	(56,947)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	292,789	3,980,000	3,948,927	—	(31,073)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	258,754	3,525,000	3,489,897	—	(35,103)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	255,103	3,502,000	3,440,652	—	(61,348)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	INR	462,070	6,208,783	6,232,075	23,292	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	INR	280,066	3,846,000	3,777,329	—	(68,671)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	INR	235,750	3,158,600	3,179,630	21,030	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	INR	230,114	3,124,000	3,103,613	—	(20,387)

See Notes to Financial Statements.

64

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/17/21	UBS AG	INR	266,846	$3,636,000	$3,599,031	$—	$(36,969)
Expiring 03/17/21	UBS AG	INR	155,633	2,144,000	2,099,067	—	(44,933)
Expiring 06/16/21	JPMorgan Chase Bank, N.A.	INR	1,480,867	19,955,081	19,734,991	—	(220,090)
Expiring 06/16/21	JPMorgan Chase Bank, N.A.	INR	546,030	7,413,392	7,276,757	—	(136,635)
Expiring 06/16/21	Morgan Stanley & Co. International PLC	INR	1,447,473	19,598,126	19,289,961	—	(308,165)
Indonesian Rupiah,
Expiring 03/17/21	Citibank, N.A.	IDR	32,436,950	2,275,000	2,247,837	—	(27,163)
Expiring 03/17/21	Citibank, N.A.	IDR	31,644,504	2,231,000	2,192,922	—	(38,078)
Expiring 03/17/21	HSBC Bank USA, N.A.	IDR	66,024,859	4,615,509	4,575,434	—	(40,075)
Expiring 03/17/21	HSBC Bank USA, N.A.	IDR	43,378,975	3,036,000	3,006,105	—	(29,895)
Expiring 03/17/21	HSBC Bank USA, N.A.	IDR	33,193,688	2,332,000	2,300,278	—	(31,722)
Expiring 03/17/21	HSBC Bank USA, N.A.	IDR	32,974,829	2,309,000	2,285,112	—	(23,888)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	54,492,267	3,841,000	3,776,241	—	(64,759)
Israeli Shekel,
Expiring 03/17/21	Barclays Bank PLC	ILS	81,352	24,903,038	24,583,946	—	(319,092)
Expiring 03/17/21	Barclays Bank PLC	ILS	55,374	16,887,996	16,733,610	—	(154,386)
Expiring 03/17/21	Citibank, N.A.	ILS	12,992	4,001,000	3,926,054	—	(74,946)
Expiring 03/17/21	Citibank, N.A.	ILS	6,020	1,839,000	1,819,104	—	(19,896)
Japanese Yen,
Expiring 04/19/21	Citibank, N.A.	JPY	232,522	2,214,000	2,182,802	—	(31,198)
Expiring 04/19/21	Citibank, N.A.	JPY	179,124	1,706,000	1,681,536	—	(24,464)
Expiring 04/19/21	Morgan Stanley & Co. International PLC	JPY	102,307	984,012	960,407	—	(23,605)
Mexican Peso,
Expiring 03/17/21	Citibank, N.A.	MXN	41,202	2,058,000	1,964,694	—	(93,306)
Expiring 03/17/21	Goldman Sachs International	MXN	56,213	2,782,000	2,680,493	—	(101,507)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	62,776	3,074,000	2,993,438	—	(80,562)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	56,214	2,734,000	2,680,522	—	(53,478)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	55,972	2,781,000	2,668,999	—	(112,001)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	55,446	2,772,000	2,643,902	—	(128,098)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	47,828	2,305,000	2,280,662	—	(24,338)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 65

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/17/21	Morgan Stanley & Co. International PLC	MXN	120,923	$5,943,279	$5,766,183	$—	$(177,096)
New Taiwanese Dollar,
Expiring 03/17/21	Citibank, N.A.	TWD	243,194	8,759,000	8,742,065	—	(16,935)
Expiring 03/17/21	Citibank, N.A.	TWD	143,709	5,164,000	5,165,896	1,896	—
Expiring 03/17/21	Citibank, N.A.	TWD	138,655	5,002,000	4,984,238	—	(17,762)
Expiring 03/17/21	Credit Suisse International	TWD	194,892	7,011,000	7,005,762	—	(5,238)
Expiring 03/17/21	Credit Suisse International	TWD	141,457	5,116,000	5,084,960	—	(31,040)
Expiring 03/17/21	Credit Suisse International	TWD	123,326	4,429,000	4,433,174	4,174	—
Expiring 03/17/21	Credit Suisse International	TWD	82,664	2,994,000	2,971,529	—	(22,471)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	TWD	144,145	5,186,000	5,181,566	—	(4,434)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	TWD	96,834	3,487,000	3,480,885	—	(6,115)
New Zealand Dollar,
Expiring 04/20/21	BNP Paribas S.A.	NZD	1,534	1,104,000	1,108,013	4,013	—
Expiring 04/20/21	Goldman Sachs International	NZD	2,010	1,435,000	1,452,314	17,314	—
Expiring 04/20/21	JPMorgan Chase Bank, N.A.	NZD	2,459	1,795,000	1,776,960	—	(18,040)
Expiring 04/20/21	JPMorgan Chase Bank, N.A.	NZD	2,251	1,618,000	1,626,459	8,459	—
Expiring 04/20/21	The Toronto-Dominion Bank	NZD	2,656	1,920,000	1,919,290	—	(710)
Norwegian Krone,
Expiring 04/19/21	Bank of America, N.A.	NOK	10,336	1,212,000	1,191,948	—	(20,052)
Expiring 04/19/21	Barclays Bank PLC	NOK	30,942	3,636,590	3,568,272	—	(68,318)
Expiring 04/19/21	Barclays Bank PLC	NOK	9,571	1,107,000	1,103,693	—	(3,307)
Expiring 04/19/21	BNP Paribas S.A.	NOK	11,002	1,295,000	1,268,744	—	(26,256)
Peruvian Nuevo Sol,
Expiring 03/17/21	Citibank, N.A.	PEN	14,369	3,967,000	3,938,033	—	(28,967)
Philippine Peso,
Expiring 03/17/21	Citibank, N.A.	PHP	221,773	4,589,000	4,520,370	—	(68,630)
Expiring 03/17/21	Citibank, N.A.	PHP	120,375	2,493,000	2,453,582	—	(39,418)
Expiring 03/17/21	HSBC Bank PLC	PHP	143,584	2,950,000	2,926,669	—	(23,331)
Expiring 03/17/21	HSBC Bank PLC	PHP	131,022	2,691,000	2,670,611	—	(20,389)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	148,872	3,080,000	3,034,440	—	(45,560)

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 04/19/21	UBS AG	PLN	4,974	$1,339,101	$1,328,048	$—	$(11,053)
Russian Ruble,
Expiring 03/17/21	Barclays Bank PLC	RUB	469,348	6,155,227	6,275,187	119,960	—
Expiring 03/17/21	Barclays Bank PLC	RUB	469,348	6,342,417	6,275,187	—	(67,230)
Expiring 03/17/21	Credit Suisse International	RUB	205,410	2,781,000	2,746,334	—	(34,666)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	276,930	3,652,000	3,702,560	50,560	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	RUB	204,225	2,686,000	2,730,494	44,494	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	RUB	148,201	2,003,000	1,981,447	—	(21,553)
Singapore Dollar,
Expiring 03/17/21	Credit Suisse International	SGD	3,185	2,385,000	2,388,735	3,735	—
Expiring 03/17/21	Goldman Sachs International	SGD	3,612	2,737,000	2,708,498	—	(28,502)
Expiring 03/17/21	HSBC Bank PLC	SGD	7,174	5,433,000	5,379,573	—	(53,427)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	SGD	4,074	3,048,000	3,054,968	6,968	—
South African Rand,
Expiring 03/17/21	Barclays Bank PLC	ZAR	31,030	2,068,000	2,044,749	—	(23,251)
Expiring 03/17/21	Goldman Sachs International	ZAR	17,054	1,127,000	1,123,812	—	(3,188)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	50,270	3,335,000	3,312,568	—	(22,432)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	51,605	3,368,493	3,400,565	32,072	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	27,631	1,855,000	1,820,746	—	(34,254)
South Korean Won,
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	5,306,158	4,887,000	4,706,652	—	(180,348)
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	2,267,605	2,081,402	2,011,403	—	(69,999)
Swedish Krona,
Expiring 04/19/21	Barclays Bank PLC	SEK	54,749	6,567,711	6,487,835	—	(79,876)
Expiring 04/19/21	Goldman Sachs International	SEK	16,341	1,949,000	1,936,391	—	(12,609)
Expiring 04/19/21	Goldman Sachs International	SEK	10,286	1,237,000	1,218,845	—	(18,155)
Swiss Franc,
Expiring 04/19/21	Bank of America, N.A.	CHF	1,288	1,450,553	1,418,057	—	(32,496)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 67

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 04/19/21	Goldman Sachs International	CHF	2,273	$2,561,000	$2,502,814	$—	$(58,186)
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	CHF	1,381	1,545,000	1,520,430	—	(24,570)
Thai Baht,
Expiring 03/17/21	Citibank, N.A.	THB	68,967	2,297,000	2,288,506	—	(8,494)
Expiring 03/17/21	HSBC Bank USA, N.A.	THB	75,693	2,530,000	2,511,678	—	(18,322)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	216,232	7,207,000	7,175,088	—	(31,912)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	132,837	4,427,000	4,407,853	—	(19,147)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	113,321	3,790,000	3,760,265	—	(29,735)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	108,864	3,639,000	3,612,381	—	(26,619)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	90,589	3,045,000	3,005,954	—	(39,046)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	69,501	2,317,000	2,306,210	—	(10,790)
Turkish Lira,
Expiring 03/17/21	Barclays Bank PLC	TRY	28,375	3,482,370	3,786,176	303,806	—
Expiring 03/17/21	Barclays Bank PLC	TRY	26,467	3,268,000	3,531,476	263,476	—
Expiring 03/17/21	Barclays Bank PLC	TRY	19,078	2,505,000	2,545,620	40,620	—
Expiring 03/17/21	Barclays Bank PLC	TRY	16,955	2,256,000	2,262,330	6,330	—
Expiring 03/17/21	Barclays Bank PLC	TRY	16,384	2,321,000	2,186,167	—	(134,833)
Expiring 03/17/21	Barclays Bank PLC	TRY	14,393	1,783,000	1,920,446	137,446	—
Expiring 03/17/21	Barclays Bank PLC	TRY	10,629	1,481,000	1,418,190	—	(62,810)
Expiring 03/17/21	Barclays Bank PLC	TRY	9,237	1,216,000	1,232,510	16,510	—
Expiring 03/17/21	Barclays Bank PLC	TRY	8,104	1,138,000	1,081,381	—	(56,619)
Expiring 03/17/21	Barclays Bank PLC	TRY	6,764	947,000	902,588	—	(44,412)
Expiring 03/17/21	Citibank, N.A.	TRY	15,120	2,114,000	2,017,425	—	(96,575)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TRY	24,663	3,034,479	3,290,789	256,310	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TRY	10,087	1,427,000	1,345,880	—	(81,120)

				$566,756,136	$562,513,452	1,724,594	(5,967,278)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 04/20/21	Barclays Bank PLC	AUD	9,428	$7,293,455	$7,256,121	$37,334	$—
Expiring 04/20/21	Goldman Sachs International	AUD	1,609	1,249,000	1,238,109	10,891	—
Expiring 04/20/21	JPMorgan Chase Bank, N.A.	AUD	2,899	2,209,000	2,230,828	—	(21,828)
Brazilian Real,
Expiring 03/02/21	JPMorgan Chase Bank, N.A.	BRL	12,113	2,253,488	2,160,929	92,559	—
Expiring 03/02/21	JPMorgan Chase Bank, N.A.	BRL	10,217	1,867,000	1,822,791	44,209	—
British Pound,
Expiring 04/19/21	Bank of America, N.A.	GBP	1,038	1,438,000	1,446,158	—	(8,158)
Expiring 04/19/21	Barclays Bank PLC	GBP	1,299	1,792,000	1,809,739	—	(17,739)
Expiring 04/19/21	BNP Paribas S.A.	GBP	1,247	1,713,000	1,738,415	—	(25,415)
Expiring 04/19/21	Citibank, N.A.	GBP	21,600	29,500,196	30,102,167	—	(601,971)
Expiring 04/19/21	Citibank, N.A.	GBP	965	1,350,000	1,345,329	4,671	—
Expiring 04/19/21	Goldman Sachs International	GBP	13,588	19,141,087	18,935,916	205,171	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	GBP	1,031	1,410,000	1,436,644	—	(26,644)
Canadian Dollar,
Expiring 04/20/21	Bank of America, N.A.	CAD	2,520	1,979,000	1,980,230	—	(1,230)
Expiring 04/20/21	Bank of America, N.A.	CAD	2,008	1,598,000	1,577,874	20,126	—
Expiring 04/20/21	Citibank, N.A.	CAD	2,851	2,222,000	2,240,198	—	(18,198)
Expiring 04/20/21	Citibank, N.A.	CAD	2,147	1,679,000	1,686,993	—	(7,993)
Chilean Peso,
Expiring 03/17/21	BNP Paribas S.A.	CLP	1,843,021	2,474,850	2,546,998	—	(72,148)
Expiring 03/17/21	Citibank, N.A.	CLP	1,430,250	1,989,000	1,976,562	12,438	—
Expiring 03/17/21	Goldman Sachs International	CLP	1,954,775	2,663,000	2,701,440	—	(38,440)
Expiring 03/17/21	HSBC Bank PLC	CLP	2,031,830	2,813,000	2,807,927	5,073	—
Expiring 03/17/21	HSBC Bank USA, N.A.	CLP	3,686,042	4,931,951	5,093,997	—	(162,046)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CLP	2,031,517	2,794,000	2,807,495	—	(13,495)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CLP	1,843,021	2,474,352	2,546,999	—	(72,647)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	CLP	1,102,568	1,553,000	1,523,715	29,285	—
Colombian Peso,
Expiring 03/17/21	BNP Paribas S.A.	COP	21,873,001	6,116,354	5,993,424	122,930	—
Expiring 03/17/21	Citibank, N.A.	COP	9,280,478	2,625,000	2,542,945	82,055	—
Expiring 03/17/21	Citibank, N.A.	COP	5,626,144	1,613,000	1,541,620	71,380	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund 69

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/17/21	Goldman Sachs International	COP	8,957,149	$2,612,000	$2,454,350	$157,650	$—
Expiring 03/17/21	Goldman Sachs International	COP	3,542,640	1,018,000	970,719	47,281	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	COP	6,565,150	1,882,000	1,798,918	83,082	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	COP	3,300,295	947,000	904,314	42,686	—
Czech Koruna,
Expiring 04/19/21	Barclays Bank PLC	CZK	13,344	617,775	615,295	2,480	—
Expiring 04/19/21	Citibank, N.A.	CZK	53,832	2,505,000	2,482,125	22,875	—
Expiring 04/19/21	Citibank, N.A.	CZK	27,176	1,273,000	1,253,061	19,939	—
Expiring 04/19/21	Morgan Stanley & Co. International PLC	CZK	58,824	2,729,000	2,712,290	16,710	—
Euro,
Expiring 04/19/21	Barclays Bank PLC	EUR	61,883	75,417,637	74,759,461	658,176	—
Expiring 04/19/21	Barclays Bank PLC	EUR	1,392	1,670,000	1,681,756	—	(11,756)
Expiring 04/19/21	BNP Paribas S.A.	EUR	69,665	84,617,042	84,160,678	456,364	—
Expiring 04/19/21	Citibank, N.A.	EUR	3,835	4,614,000	4,632,941	—	(18,941)
Expiring 04/19/21	Citibank, N.A.	EUR	1,211	1,471,000	1,462,440	8,560	—
Expiring 04/19/21	Goldman Sachs International	EUR	62,658	76,315,572	75,695,832	619,740	—
Expiring 04/19/21	Goldman Sachs International	EUR	1,868	2,250,000	2,257,053	—	(7,053)
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	EUR	3,045	3,697,000	3,678,772	18,228	—
Hungarian Forint,
Expiring 04/19/21	Barclays Bank PLC	HUF	655,896	2,223,000	2,181,690	41,310	—
Expiring 04/19/21	Citibank, N.A.	HUF	3,936,234	13,262,913	13,092,989	169,924	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	HUF	367,568	1,245,000	1,222,630	22,370	—
Expiring 04/19/21	Morgan Stanley & Co. International PLC	HUF	440,764	1,490,000	1,466,102	23,898	—
Indian Rupee,
Expiring 03/17/21	Citibank, N.A.	INR	401,824	5,512,000	5,419,514	92,486	—
Expiring 03/17/21	Citibank, N.A.	INR	320,988	4,311,000	4,329,265	—	(18,265)
Expiring 03/17/21	HSBC Bank USA, N.A.	INR	193,392	2,599,000	2,608,329	—	(9,329)
Expiring 03/17/21	HSBC Bank USA, N.A.	INR	146,918	1,974,000	1,981,522	—	(7,522)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	1,480,867	20,230,418	19,972,883	257,535	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	546,030	7,515,904	7,364,473	151,431	—

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	450,989	$6,096,000	$6,082,627	$13,373	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	INR	314,875	4,237,000	4,246,809	—	(9,809)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	INR	1,447,473	19,861,039	19,522,488	338,551	—
Indonesian Rupiah,
Expiring 03/17/21	BNP Paribas S.A.	IDR	45,145,584	3,168,000	3,128,529	39,471	—
Expiring 03/17/21	Citibank, N.A.	IDR	33,474,258	2,363,000	2,319,721	43,279	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	IDR	46,179,050	3,252,000	3,200,146	51,854	—
Israeli Shekel,
Expiring 03/17/21	Barclays Bank PLC	ILS	9,490	2,901,000	2,867,905	33,095	—
Expiring 03/17/21	Barclays Bank PLC	ILS	9,209	2,837,000	2,783,013	53,987	—
Expiring 03/17/21	Barclays Bank PLC	ILS	7,429	2,285,845	2,245,123	40,722	—
Expiring 03/17/21	Barclays Bank PLC	ILS	7,162	2,200,000	2,164,271	35,729	—
Expiring 03/17/21	Citibank, N.A.	ILS	11,258	3,443,000	3,402,213	40,787	—
Expiring 03/17/21	Citibank, N.A.	ILS	11,019	3,366,000	3,329,990	36,010	—
Expiring 03/17/21	Citibank, N.A.	ILS	7,221	2,273,000	2,182,241	90,759	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	12,129	3,714,000	3,665,154	48,846	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	11,351	3,486,465	3,430,097	56,368	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ILS	3,414	1,051,155	1,031,648	19,507	—
Japanese Yen,
Expiring 04/19/21	BNP Paribas S.A.	JPY	196,982	1,863,000	1,849,171	13,829	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	JPY	228,723	2,164,000	2,147,142	16,858	—
Mexican Peso,
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	85,140	4,297,000	4,059,858	237,142	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	66,202	3,357,000	3,156,801	200,199	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	58,012	2,862,000	2,766,287	95,713	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	MXN	48,131	2,395,000	2,295,091	99,909	—
New Taiwanese Dollar,
Expiring 03/17/21	BNP Paribas S.A.	TWD	184,441	6,633,597	6,630,071	3,526	—
Expiring 03/17/21	HSBC Bank USA, N.A.	TWD	83,317	3,006,000	2,995,001	10,999	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund 71

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TWD	82,521	$2,992,000	$2,966,372	$25,628	$—
New Zealand Dollar,
Expiring 04/20/21	JPMorgan Chase Bank, N.A.	NZD	7,659	5,497,246	5,533,955	—	(36,709)
Norwegian Krone,
Expiring 04/19/21	Barclays Bank PLC	NOK	19,214	2,260,000	2,215,759	44,241	—
Expiring 04/19/21	Citibank, N.A.	NOK	17,072	2,015,000	1,968,743	46,257	—
Expiring 04/19/21	Citibank, N.A.	NOK	8,537	1,005,000	984,467	20,533	—
Expiring 04/19/21	Goldman Sachs International	NOK	17,128	2,025,000	1,975,177	49,823	—
Expiring 04/19/21	Goldman Sachs International	NOK	12,789	1,494,000	1,474,850	19,150	—
Expiring 04/19/21	Goldman Sachs International	NOK	9,228	1,088,000	1,064,229	23,771	—
Expiring 04/19/21	The Toronto-Dominion Bank	NOK	13,736	1,615,000	1,584,061	30,939	—
Peruvian Nuevo Sol,
Expiring 03/17/21	BNP Paribas S.A.	PEN	59,210	16,511,336	16,227,411	283,925	—
Expiring 03/17/21	Citibank, N.A.	PEN	16,927	4,636,000	4,639,046	—	(3,046)
Expiring 03/17/21	Citibank, N.A.	PEN	9,299	2,586,000	2,548,619	37,381	—
Expiring 03/17/21	Goldman Sachs International	PEN	14,527	3,984,000	3,981,442	2,558	—
Expiring 03/17/21	Goldman Sachs International	PEN	14,050	3,843,000	3,850,643	—	(7,643)
Expiring 03/17/21	Goldman Sachs International	PEN	13,353	3,695,000	3,659,614	35,386	—
Expiring 03/17/21	Goldman Sachs International	PEN	10,684	2,930,000	2,928,038	1,962	—
Expiring 03/17/21	Goldman Sachs International	PEN	10,218	2,799,000	2,800,348	—	(1,348)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	PEN	16,054	4,414,000	4,399,927	14,073	—
Philippine Peso,
Expiring 03/17/21	Citibank, N.A.	PHP	288,604	5,989,000	5,882,587	106,413	—
Expiring 03/17/21	HSBC Bank PLC	PHP	172,931	3,593,000	3,524,838	68,162	—
Expiring 03/17/21	HSBC Bank PLC	PHP	134,205	2,791,000	2,735,493	55,507	—
Expiring 03/17/21	HSBC Bank USA, N.A.	PHP	185,376	3,835,000	3,778,507	56,493	—
Expiring 03/17/21	HSBC Bank USA, N.A.	PHP	112,269	2,320,801	2,288,364	32,437	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	178,795	3,691,000	3,644,362	46,638	—

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	172,740	$3,601,000	$3,520,943	$80,057	$—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	162,701	3,384,000	3,316,327	67,673	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	PHP	134,207	2,789,000	2,735,522	53,478	—
Expiring 03/17/21	Standard Chartered Bank	PHP	265,995	5,485,000	5,421,753	63,247	—
Expiring 03/17/21	Standard Chartered Bank	PHP	225,048	4,677,000	4,587,130	89,870	—
Polish Zloty,
Expiring 04/19/21	Barclays Bank PLC	PLN	10,110	2,713,000	2,699,230	13,770	—
Expiring 04/19/21	Citibank, N.A.	PLN	6,526	1,742,000	1,742,395	—	(395)
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	PLN	13,202	3,544,000	3,524,707	19,293	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	PLN	13,014	3,493,000	3,474,441	18,559	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	PLN	9,616	2,561,000	2,567,255	—	(6,255)
Expiring 04/19/21	UBS AG	PLN	10,340	2,761,000	2,760,657	343	—
Russian Ruble,
Expiring 03/17/21	Bank of America, N.A.	RUB	140,317	1,889,000	1,876,036	12,964	—
Expiring 03/17/21	Barclays Bank PLC	RUB	238,207	3,197,000	3,184,821	12,179	—
Expiring 03/17/21	Barclays Bank PLC	RUB	204,398	2,764,000	2,732,802	31,198	—
Expiring 03/17/21	Barclays Bank PLC	RUB	203,307	2,734,000	2,718,215	15,785	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	RUB	124,680	1,679,000	1,666,971	12,029	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	RUB	233,734	3,147,000	3,125,023	21,977	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	RUB	164,391	2,210,000	2,197,905	12,095	—
Singapore Dollar,
Expiring 03/17/21	Credit Suisse International	SGD	5,237	3,929,000	3,927,355	1,645	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	12,285	9,201,388	9,212,832	—	(11,444)
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	4,869	3,663,000	3,651,322	11,678	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	SGD	4,411	3,345,000	3,308,060	36,940	—
South African Rand,
Expiring 03/17/21	Barclays Bank PLC	ZAR	41,999	2,841,000	2,767,574	73,426	—

See Notes to Financial Statements.

PGIM Strategic Bond Fund 73

Schedule of Investments (continued)

as of February 28, 2021

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/17/21	Barclays Bank PLC	ZAR	35,575	$2,343,000	$2,344,232	$—	$(1,232)
Expiring 03/17/21	Barclays Bank PLC	ZAR	32,138	2,176,000	2,117,743	58,257	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	40,100	2,731,000	2,642,405	88,595	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	ZAR	35,532	2,334,000	2,341,420	—	(7,420)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	30,774	2,089,000	2,027,863	61,137	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	ZAR	25,142	1,634,000	1,656,738	—	(22,738)
Expiring 03/17/21	UBS AG	ZAR	24,537	1,663,000	1,616,906	46,094	—
South Korean Won,
Expiring 03/17/21	Citibank, N.A.	KRW	5,184,285	4,650,000	4,598,548	51,452	—
Expiring 03/17/21	Citibank, N.A.	KRW	4,963,091	4,562,000	4,402,345	159,655	—
Expiring 03/17/21	Goldman Sachs International	KRW	4,631,685	4,236,000	4,108,382	127,618	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	3,366,794	3,079,000	2,986,403	92,597	—
Expiring 03/17/21	HSBC Bank USA, N.A.	KRW	3,321,627	3,039,000	2,946,339	92,661	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	4,230,221	3,832,000	3,752,278	79,722	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	4,058,768	3,731,000	3,600,196	130,804	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	4,057,826	3,680,000	3,599,360	80,640	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	KRW	2,360,201	2,170,000	2,093,538	76,462	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	KRW	4,464,969	4,117,000	3,960,503	156,497	—
Expiring 03/17/21	Morgan Stanley & Co. International PLC	KRW	3,028,850	2,750,000	2,686,641	63,359	—
Swedish Krona,
Expiring 04/19/21	Goldman Sachs International	SEK	16,758	2,001,000	1,985,795	15,205	—
Swiss Franc,
Expiring 04/19/21	Bank of America, N.A.	CHF	1,897	2,103,000	2,088,821	14,179	—
Expiring 04/19/21	Citibank, N.A.	CHF	1,718	1,918,000	1,891,380	26,620	—
Expiring 04/19/21	Goldman Sachs International	CHF	1,811	2,037,000	1,993,460	43,540	—
Expiring 04/19/21	Goldman Sachs International	CHF	1,595	1,775,000	1,756,511	18,489	—
Expiring 04/19/21	JPMorgan Chase Bank, N.A.	CHF	11,887	13,428,626	13,087,863	340,763	—

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at February 28, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 03/17/21	Goldman Sachs International	THB	81,738	$2,715,000	$2,712,275	$2,725	$—
Expiring 03/17/21	Goldman Sachs International	THB	68,054	2,254,000	2,258,193	—	(4,193)
Expiring 03/17/21	HSBC Bank PLC	THB	94,912	3,157,000	3,149,411	7,589	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	92,443	3,072,000	3,067,470	4,530	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	THB	81,816	2,709,000	2,714,848	—	(5,848)
Expiring 03/17/21	Morgan Stanley & Co. International PLC	THB	58,669	1,953,166	1,946,779	6,387	—
Turkish Lira,
Expiring 03/17/21	Barclays Bank PLC	TRY	17,366	2,375,000	2,317,174	57,826	—
Expiring 03/17/21	JPMorgan Chase Bank, N.A.	TRY	16,041	2,140,000	2,140,348	—	(348)

				$791,265,658	$783,720,658	8,824,246	(1,279,246)

						$10,548,840	$(7,246,524)

Credit default swap agreements outstanding at February 28, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
First Franklin Home Equity	03/31/21	1.250%(M)	2,856	*	$ 3,371	$—	$ 3,371	Goldman Sachs International
GS Mortgage Backed Securities	03/31/21	1.250%(M)	1,210	*	1,428	—	1,428	Goldman Sachs International
GS Mortgage Backed Securities	03/31/21	1.250%(M)	1,132	*	1,337	—	1,337	Goldman Sachs International
GS Mortgage Backed Securities	03/31/21	1.250%(M)	786	*	928	—	928	Goldman Sachs International

See Notes to Financial Statements.

PGIM Strategic Bond Fund 75

Schedule of Investments (continued)

as of February 28, 2021

Credit default swap agreements outstanding at February 28, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
GSAMP Home Equity	03/31/21	1.250%(M)	1,582	*	$1,868	$—	$1,868	Goldman Sachs International
GSRPM Mortgage Loan Trust	03/31/21	1.250%(M)	621	*	734	—	734	Goldman Sachs International
RCKT Mortgage Trust	03/31/21	1.250%(M)	1,035	*	1,222	—	1,222	Goldman Sachs International

					$10,888	$—	$10,888

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	06/20/23	1.000%(Q	)	35	$(467)	$104	$(571)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q	)	30	(401)	220	(621)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q	)	10	(133)	82	(215)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q	)	10	(134)	75	(209)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q	)	10	(133)	28	(161)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q	)	5	(67)	15	(82)	Citibank, N.A.
United Mexican States	06/20/24	1.000%(Q	)	2,340	(27,161)	1,645	(28,806)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q	)	180	(1,660)	966	(2,626)	Citibank, N.A.

					$(30,156)	$3,135	$(33,291)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at February 28, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%	(Q)		3,100	0.460%	$19,872	$13,581	$6,291	Bank of America, N.A.
HSBC Bank PLC	12/20/21	1.000%	(Q)	EUR	20,000	0.226%	201,986	155,154	46,832	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

76

Credit default swap agreements outstanding at February 28, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	06/20/21	1.000%	(Q)	1,490	1.553%	$297	$(5,069)	$5,366	Morgan Stanley & Co. International PLC
Petroleos Mexicanos	06/20/23	1.000%	(Q)	550	2.818%	(21,436)	(24,126)	2,690	BNP Paribas S.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	25	2.818%	(975)	(653)	(322)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	25	2.818%	(974)	(768)	(206)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	10	2.818%	(390)	(259)	(131)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	10	2.818%	(390)	(315)	(75)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	10	2.818%	(390)	(309)	(81)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%	(Q)	5	2.818%	(195)	(131)	(64)	Citibank, N.A.
Petroleos Mexicanos	06/20/24	1.000%	(Q)	2,340	3.268%	(162,367)	(145,544)	(16,823)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%	(Q)	180	3.462%	(15,462)	(12,933)	(2,529)	Citibank, N.A.
Republic of Panama	06/20/21	1.000%	(Q)	2,350	0.137%	10,988	6,196	4,792	Citibank, N.A.
Republic of Uruguay	06/20/21	1.000%	(Q)	600	0.740%	1,660	(649)	2,309	Citibank, N.A.

						$32,224	$(15,825)	$48,049

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2021(4)	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	123,865	3.088%	$9,496,725	$11,488,545	$1,991,820

See Notes to Financial Statements.

PGIM Strategic Bond Fund 77

Schedule of Investments (continued)

as of February 28, 2021

Credit default swap agreements outstanding at February 28, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at February 28, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(Q)	5,000	*	$(56,556)	$82,661	$(139,217)	Morgan Stanley & Co. International PLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

78

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at February 28, 2021:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
539	3 Month LIBOR(Q)	EUR	500	(2.16)%(A)	JPMorgan Chase Bank, N.A.	03/21/23	$ (65,510)	$ —	$ (65,510)

Inflation swap agreements outstanding at February 28, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
4,240	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(43,554)	$(43,554)
1,200	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(10,528)	(10,528)
3,600	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(31,199)	(31,199)

				$—	$(85,281)	$(85,281)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at February 28, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	9,900	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(41)	$(283,914)	$(283,873)
AUD	3,770	01/18/31	1.073%(S)	6 Month BBSW(2)(S)	(83)	(186,240)	(186,157)
AUD	6,500	01/18/31	1.081%(S)	6 Month BBSW(2)(S)	1,173	(317,320)	(318,493)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 79

Schedule of Investments (continued)

as of February 28, 2021

Interest rate swap agreements outstanding at February 28, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	30,765	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	$—	$(35,952)	$(35,952)
BRL	52,465	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(218,149)	(218,149)
BRL	56,649	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(238,985)	(238,985)
BRL	6,347	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	38,641	38,641
BRL	7,043	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	45,231	45,231
BRL	26,717	01/04/27	6.225%(T)	1 Day BROIS(2)(T)	—	(193,870)	(193,870)
BRL	18,408	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(123,992)	(123,992)
BRL	18,030	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(113,966)	(113,966)
BRL	32,041	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(204,671)	(204,671)
BRL	66,725	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(428,458)	(428,458)
BRL	5,913	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	14,408	14,408
CAD	20,160	01/14/26	0.875%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(181)	(345,357)	(345,176)
CAD	18,110	01/19/26	0.865%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(160)	(320,393)	(320,233)
CLP	19,445,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(657,162)	(657,162)
CLP	500,000	01/21/28	2.065%(S)	1 Day CLOIS(2)(S)	—	(25,330)	(25,330)
CNH	8,860	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(26)	5,172	5,198
CNH	30,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(67)	15,586	15,653
CNH	28,600	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(15)	19,179	19,194

See Notes to Financial Statements.

80

Interest rate swap agreements outstanding at February 28, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	31,000	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(14)	$4,883	$4,897
CNH	70,650	02/13/25	2.570%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(41)	(123,102)	(123,061)
COP	6,516,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	68,224	68,224
COP	7,607,250	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	82,968	82,968
COP	7,380,000	01/20/26	3.085%(Q)	1 Day COOIS(2)(Q)	—	(73,109)	(73,109)
COP	3,000,000	01/29/26	3.065%(Q)	1 Day COOIS(2)(Q)	—	(30,033)	(30,033)
COP	50,425,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(513,894)	(513,894)
COP	4,604,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	23,385	23,385
COP	3,221,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	17,642	17,642
COP	4,701,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	24,182	24,182
GBP	1,280	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(9,325)	(4,880)	4,445
GBP	1,340	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(42,477)	(55,637)	(13,160)
GBP	4,196	05/08/25	1.000%(A)	1 Day SONIA(1)(A)	(262,597)	(204,203)	58,394
GBP	10,795	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(600,683)	(550,476)	50,207
GBP	366	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(3,657)	(3,657)
GBP	2,730	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(144,721)	(170,733)	(26,012)
GBP	155	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(5,511)	(11,305)	(5,794)
HUF	162,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(32,370)	(32,370)
HUF	2,548,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(502,621)	(502,621)
HUF	730,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(104,867)	(104,867)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 81

Schedule of Investments (continued)

as of February 28, 2021

Interest rate swap agreements outstanding at February 28, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	114,800	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	$(89)	$(261,710)	$(261,621)
MXN	15,820	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(71)	(42,203)	(42,132)
MXN	45,200	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(62)	(136,822)	(136,760)
MXN	163,500	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(223)	(502,169)	(501,946)
MXN	24,080	01/16/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(33)	(74,045)	(74,012)
MXN	39,780	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(69)	(129,763)	(129,694)
MXN	11,865	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(76)	(41,228)	(41,152)
NZD	3,500	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	(72,403)	(72,403)
NZD	2,650	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(154,510)	(154,510)
NZD	10,930	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	5,052	(632,864)	(637,916)
NZD	4,260	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	—	(247,644)	(247,644)
PLN	9,750	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	3,818	(124,397)	(128,215)
PLN	39,120	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(36,089)	(529,701)	(493,612)
	11,680	01/19/26	0.380%(A)	1 Day USOIS(1)(A)	—	153,780	153,780
	13,930	01/21/26	0.374%(A)	1 Day USOIS(1)(A)	—	188,896	188,896
	5,100	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(74,975)	(74,975)
	940	01/19/31	0.931%(A)	1 Day USOIS(1)(A)	—	32,418	32,418
	2,590	01/20/31	0.915%(A)	1 Day USOIS(1)(A)	—	93,261	93,261

See Notes to Financial Statements.

82

Interest rate swap agreements outstanding at February 28, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	19,500	12/17/25	4.855%(Q)	3 Month JIBAR(1)(Q)	$—	$48,719	$48,719
ZAR	47,000	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(2,003)	40,734	42,737
ZAR	65,500	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(18,784)	95,431	114,215
ZAR	35,600	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	930	70,849	69,919
ZAR	37,400	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(319)	107,903	108,222
ZAR	24,800	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(221)	78,473	78,694
ZAR	85,000	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	204,075	204,075
ZAR	7,700	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(150)	67,749	67,899
ZAR	16,300	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(67)	100,920	100,987
ZAR	35,900	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(690)	337,792	338,482
ZAR	17,300	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(982)	(2,761)	(1,779)
ZAR	114,900	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(3,085)	(162,577)	(159,492)
ZAR	7,100	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(107)	(12,252)	(12,145)
ZAR	65,500	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(8,585)	(226,060)	(217,475)

					$(1,126,674)	$(7,522,229)	$(6,395,555)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$260,727	$(190,756)	$79,168	$(258,249)

See Notes to Financial Statements.

PGIM Strategic Bond Fund 83

Schedule of Investments (continued)

as of February 28, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$32,180,906

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$4,297,218	$—
Collateralized Loan Obligations	—	246,120,671	—
Consumer Loans	—	14,126,855	—
Other	—	15,622,090	—
Residential Mortgage-Backed Securities	—	2,557,130	—
Student Loans	—	10,929,876	—
Bank Loans	—	35,385,921	7,073,890
Commercial Mortgage-Backed Securities	—	213,746,377	—
Corporate Bonds	—	902,961,412	2,200,000
Municipal Bonds	—	4,069,311	—
Residential Mortgage-Backed Securities	—	134,302,912	7,073,613
Sovereign Bonds	—	91,539,769	—
U.S. Government Agency Obligations.	—	50,570,184	—
U.S. Treasury Obligations	—	143,731,367	—
Common Stocks	7,362,785	32,519	94,780
Exchange-Traded Fund	16,688,106	—	—
Warrants	—	27,350	—
Affiliated Mutual Funds	123,877,486	—	—

Total	$147,928,377	$1,870,020,962	$16,442,283

Other Financial Instruments*
Assets
Futures Contracts	$2,344,462	$—	$—

See Notes to Financial Statements.

84

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$10,548,840	$—
Centrally Cleared Credit Default Swap Agreement	—	1,991,820	—
OTC Credit Default Swap Agreements	—	234,803	10,888
Centrally Cleared Interest Rate Swap Agreements	—	2,114,973	—

Total	$2,344,462	$14,890,436	$10,888

Liabilities
Futures Contracts	$(6,810,142)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(7,246,524)	—
OTC Credit Default Swap Agreements	—	(289,291)	—
OTC Currency Swap Agreement	—	(65,510)	—
Centrally Cleared Inflation Swap Agreements	—	(85,281)	—
Centrally Cleared Interest Rate Swap Agreements	—	(8,510,528)	—

Total	$(6,810,142)	$(16,197,134)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Residential Mortgage-Backed Securities	Bank Loans	Corporate Bonds
Balance as of 02/29/20	$2,290,887	$8,727,374	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	(58,480)	—
Purchases/Exchanges/Issuances	—	2,608,945	2,200,000
Sales/Paydowns	(2,290,887)	—	—
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(4,203,949)	—

Balance as of 02/28/21	$—	$7,073,890	$2,200,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(58,480)	$—

See Notes to Financial Statements.

PGIM Strategic Bond Fund 85

Schedule of Investments (continued)

as of February 28, 2021

	Residential Mortgage-Backed Securities	Common Stocks	OTC Credit Default Swap Agreements
Balance as of 02/29/20	$16,141,704	$138,785	$54,673
Realized gain (loss)	—	—	48,168
Change in unrealized appreciation (depreciation)	(93,447)	1,282	10,888
Purchases/Exchanges/Issuances	—	—	—
Sales/Paydowns	(8,974,644)	(45,287)	(102,841)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 02/28/21	$7,073,613	$94,780	$10,888

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(93,447)	$1,282	$10,888

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2021	Valuation Methodology	Unobservable Inputs

Bank Loans	$2,610,077	Market Approach	Single Broker Indicative Quote
Bank Loans	4,463,813	Market Approach	EBITDA Multiple
Corporate Bonds	2,200,000	Market Approach	Comparable Bond Spreads
Residential Mortgage-Backed Securities	7,073,613	Market Approach	Single Broker Indicative Quote
Common Stocks	94,780	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	10,888	Market Approach	Single Broker Indicative Quote

	$16,453,171

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels are as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic

Bank Loans	$4,203,949	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2021 were as follows (unaudited):

Collateralized Loan Obligations	12.8%
Commercial Mortgage-Backed Securities	11.1
U.S. Treasury Obligations	7.5
Residential Mortgage-Backed Securities	7.4

Affiliated Mutual Funds (3.2% represents investments purchased with collateral from securities on loan)	6.4%
Banks	6.1
Oil & Gas	4.8

See Notes to Financial Statements.

86

Industry Classification (continued):

Sovereign Bonds	4.7%
Telecommunications	3.0
Media	2.9
U.S. Government Agency Obligations	2.6
Electric	2.6
Retail	2.6
Chemicals	2.5
Foods	2.0
Entertainment	1.7
Commercial Services	1.7
Pharmaceuticals	1.6
Diversified Financial Services	1.4
Real Estate Investment Trusts (REITs)	1.2
Building Materials	1.2
Healthcare-Services	1.2
Auto Manufacturers	1.2
Computers	1.0
Home Builders	0.9
Pipelines	0.9
Exchange-Traded Fund	0.9
Other	0.8
Auto Parts & Equipment	0.8
Lodging	0.8
Consumer Loans	0.7
Internet	0.6
Electrical Components & Equipment	0.6
Student Loans	0.6
Miscellaneous Manufacturing	0.5
Real Estate	0.4
Insurance	0.4
Packaging & Containers	0.4
Oil, Gas & Consumable Fuels	0.4
Software	0.4
Machinery-Diversified	0.4

Iron/Steel	0.3%
Aerospace & Defense	0.3
Airlines	0.3
Gas	0.3
Engineering & Construction	0.3
Leisure Time	0.3
Agriculture	0.3
Healthcare-Products	0.2
Mining	0.2
Automobiles	0.2
Municipal Bonds	0.2
Energy-Alternate Sources	0.2
Distribution/Wholesale	0.2
Forest Products & Paper	0.1
Beverages	0.1
Transportation	0.1
Semiconductors	0.1
Apparel	0.0	*
Electronics	0.0	*
Holding Companies-Diversified	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Household Products/Wares	0.0	*
Electric Utilities	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	105.4
Liabilities in excess of other assets	(5.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2021 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Strategic Bond Fund 87

Schedule of Investments (continued)

as of February 28, 2021

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,991,820	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	260,727		Premiums received for OTC swap agreements	190,756
Credit contracts	Unrealized appreciation on OTC swap agreements	79,168		Unrealized depreciation on OTC swap agreements	192,739
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,548,840		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,246,524
Interest rate contracts	Due from/to broker-variation margin futures	2,344,462	*	Due from/to broker-variation margin futures	6,810,142	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,114,973	*	Due from/to broker-variation margin swaps	8,595,809	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	65,510

		$17,339,990			$23,101,480

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$(3,028,433)	$—	$—	$1,424,228
Foreign exchange contracts	—	—	—	(15,903,381)	—
Interest rate contracts	55,460	—	5,393,030	—	(47,819,088)

Total	$55,460	$(3,028,433)	$5,393,030	$(15,903,381)	$(46,394,860)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

88

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$487,108	$—	$—	$1,645,096
Foreign exchange contracts	—	—	—	3,331,865	—
Interest rate contracts	(24,800)	—	(15,001,131)	—	25,326,543

Total	$(24,800)	$487,108	$(15,001,131)	$3,331,865	$26,971,639

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended February 28, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$511	$47,340,000	$595,646,532	$1,096,834,412	$563,358,764

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$721,527,010	$393,727,901	$41,686,000

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)

$308,524,974	$539,000	$1,808,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended February 28, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Strategic Bond Fund 89

Schedule of Investments (continued)

as of February 28, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$60,806,994	$(60,806,994)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$103,976	$(140,613)	$(36,637)	$—	$(36,637)
Barclays Bank PLC	2,099,308	(1,311,575)	787,733	(550,000)	237,733
BNP Paribas S.A.	926,748	(210,054)	716,694	—	716,694
Citibank, N.A.	1,272,092	(1,399,031)	(126,939)	126,939	—
Credit Suisse International	38,601	(147,145)	(108,544)	—	(108,544)
Goldman Sachs International	1,470,880	(663,981)	806,899	—	806,899
HSBC Bank PLC	136,331	(164,342)	(28,011)	—	(28,011)
HSBC Bank USA, N.A.	322,126	(593,108)	(270,982)	—	(270,982)
JPMorgan Chase Bank, N.A.	2,969,563	(1,768,971)	1,200,592	(889,550)	311,042
Morgan Stanley & Co. International PLC	1,318,617	(947,865)	370,752	(370,752)	—
Standard Chartered Bank	153,117	(58,660)	94,457	—	94,457
The Toronto-Dominion Bank	30,939	(144,953)	(114,014)	—	(114,014)
UBS AG	46,437	(145,231)	(98,794)	—	(98,794)

	$10,888,735	$(7,695,529)	$3,193,206	$(1,683,363)	$1,509,843

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

90

Statement of Assets and Liabilities

as of February 28, 2021

Assets

Investments at value, including securities on loan of $60,806,994:
Unaffiliated investments (cost $1,855,190,393)	$1,910,514,136
Affiliated investments (cost $123,853,034)	123,877,486
Cash	10
Foreign currency, at value (cost $2,784,345)	2,754,956
Cash segregated for counterparty - OTC	470,000
Receivable for Fund shares sold	25,363,908
Receivable for investments sold	15,549,609
Dividends and interest receivable	14,952,604
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,548,840
Premiums paid for OTC swap agreements	260,727
Unrealized appreciation on OTC swap agreements	79,168
Prepaid expenses	7,430

Total Assets	2,104,378,874

Liabilities

Payable for investments purchased	69,427,652
Payable to broker for collateral for securities on loan	62,397,496
Payable for Fund shares purchased	32,687,080
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,246,524
Accrued expenses and other liabilities	1,216,680
Due to broker—variation margin futures	632,962
Management fee payable	600,669
Unrealized depreciation on OTC swap agreements	258,249
Premiums received for OTC swap agreements	190,756
Due to broker—variation margin swaps	164,496
Dividends payable	99,887
Distribution fee payable	63,218
Affiliated transfer agent fee payable	8,995
Trustees’ fees payable	4,400

Total Liabilities	174,999,064

Net Assets	$1,929,379,810

Net assets were comprised of:
Shares of beneficial interest, at par	$187,055
Paid-in capital in excess of par	1,952,111,045
Total distributable earnings (loss)	(22,918,290)

Net assets, February 28, 2021	$1,929,379,810

See Notes to Financial Statements.

PGIM Strategic Bond Fund 91

Statement of Assets and Liabilities

as of February 28, 2021

Class A
Net asset value and redemption price per share, ($88,108,407 ÷ 8,538,636 shares of beneficial interest issued and outstanding)	$10.32
Maximum sales charge (3.25% of offering price)	0.35

Maximum offering price to public	$10.67

Class C

Net asset value, offering price and redemption price per share, ($59,418,613 ÷ 5,767,147 shares of beneficial interest issued and outstanding)	$10.30

Class Z

Net asset value, offering price and redemption price per share, ($1,748,445,863 ÷ 169,512,742 shares of beneficial interest issued and outstanding)	$10.31

Class R6

Net asset value, offering price and redemption price per share, ($33,406,927 ÷ 3,236,748 shares of beneficial interest issued and outstanding)	$10.32

See Notes to Financial Statements.

92

Statement of Operations

Year Ended February 28, 2021

Net Investment Income (Loss)

Income
Interest income	$61,343,732
Affiliated dividend income	412,926
Income from securities lending, net (including affiliated income of $216,288)	299,251
Unaffiliated dividend income (net of $51 foreign withholding tax)	67,393

Total income	62,123,302

Expenses
Management fee	9,222,307
Distribution fee(a)	722,587
Transfer agent’s fees and expenses (including affiliated expense of $52,956)(a)	1,905,285
Custodian and accounting fees	230,728
Registration fees(a)	187,522
SEC registration fees	162,241
Shareholders’ reports	136,718
Audit fee	61,968
Trustees’ fees	33,597
Legal fees and expenses	29,992
Miscellaneous	31,114

Total expenses	12,724,059
Less: Fee waiver and/or expense reimbursement(a)	(2,178,710)

Net expenses	10,545,349

Net investment income (loss)	51,577,953

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(92,942))	176,589
Futures transactions	5,393,030
Forward currency contract transactions	(15,903,381)
Options written transactions	(3,028,433)
Swap agreement transactions	(46,394,860)
Foreign currency transactions	807,365

(58,949,690)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $29,709)	33,875,546
Futures	(15,001,131)
Forward currency contracts	3,331,865
Options written	487,108
Swap agreements	26,971,639
Foreign currencies	133,169

49,798,196

Net gain (loss) on investment and foreign currency transactions	(9,151,494)

Net Increase (Decrease) In Net Assets Resulting From Operations	$42,426,459

See Notes to Financial Statements.

PGIM Strategic Bond Fund 93

Statement of Operations

Year Ended February 28, 2021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	186,388	536,199	—	—
Transfer agent’s fees and expenses	64,283	52,069	1,788,289	644
Registration fees	35,803	20,156	115,243	16,320
Fee waiver and/or expense reimbursement	(31,679)	(22,784)	(2,101,448)	(22,799)

See Notes to Financial Statements.

94

Statements of Changes in Net Assets

	Year Ended February 28/29,
	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,577,953	$26,067,889
Net realized gain (loss) on investment and foreign currency transactions	(58,949,690)	33,611,720
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	49,798,196	811,162

Net increase (decrease) in net assets resulting from operations	42,426,459	60,490,771

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,185,567)	(2,805,956)
Class C	(1,935,740)	(1,565,597)
Class Z	(65,411,136)	(49,234,989)
Class R6	(667,556)	(46,172)

	(71,199,999)	(53,652,714)

Tax return of capital distributions
Class A	(420,054)	—
Class C	(255,249)	—
Class Z	(8,625,207)	—
Class R6	(88,025)	—

	(9,388,535)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,393,852,191	1,421,254,151
Net asset value of shares issued in reinvestment of dividends and distributions	79,147,512	51,949,800
Cost of shares purchased	(964,562,060)	(195,029,437)

Net increase (decrease) in net assets from Fund share transactions	508,437,643	1,278,174,514

Total increase (decrease)	470,275,568	1,285,012,571

Net Assets:
Beginning of year	1,459,104,242	174,091,671

End of year	$1,929,379,810	$1,459,104,242

See Notes to Financial Statements.

PGIM Strategic Bond Fund 95

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund, PGIM Jennison Focused Growth Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM Strategic Bond Fund (the “Fund”).

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission rules.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a

96

liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

PGIM Strategic Bond Fund    97

Notes to Financial Statements (continued)

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

98

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon

PGIM Strategic Bond Fund    99

Notes to Financial Statements (continued)

entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes

100

obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by

PGIM Strategic Bond Fund    101

Notes to Financial Statements (continued)

one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the

102

contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off

PGIM Strategic Bond Fund    103

Notes to Financial Statements (continued)

exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

104

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

PGIM Strategic Bond Fund    105

Notes to Financial Statements (continued)

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences

106

relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser and collectively the ”subadvisers“). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.59% of the Fund’s average daily net assets up to $2.5 billion, 0.565% of average daily net assets from $2.5 billion to $5 billion and 0.54% of average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.59% for the year ended February 28, 2021.

The Manager has contractually agreed, through June 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 0.62% of average daily net assets for Class Z shares and 0.59% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived by the Manager may be recouped by the Mananger within the same fiscal year during which such wavier and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (”PIMS“), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and

PGIM Strategic Bond Fund    107

Notes to Financial Statements (continued)

servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended February 28, 2021, PIMS received $222,574 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended February 28, 2021, PIMS received $4,947 and $23,534 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PGIM, Inc. and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors,

108

and/or common officers.

For the year ended February 28, 2021, the Fund’s purchase and sales transactions under Rule 17a-7 and realized loss as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Loss
$1,633,635	$26,921,957	$(5,426,813)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2021, were $1,945,677,463 and $1,476,067,277, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended February 28, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$160,805,034	$796,629,450	$895,986,236	$—	$—	$61,448,248	61,448,248	$412,926

PGIM Institutional Money Market Fund (1)(b)(wa)
66,390,822	335,374,753	339,273,104	29,709	(92,942)	62,429,238	62,460,468	216,288	(2)

$227,195,856	$1,132,004,203	$1,235,259,340	$29,709	$(92,942)	$123,877,486		$629,214

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended February 28, 2021, the tax character of dividends paid by the Fund were $62,873,577 of ordinary income, $8,326,422 of long-term capital gains and $9,388,535 of tax return of capital. For the year ended February 29, 2020, the tax character of dividends paid by the Fund were $45,186,378 of ordinary income and $8,466,336 of long-term capital gains.

As of February 28, 2021, there were no accumulated undistributed earnings on a tax basis.

PGIM Strategic Bond Fund    109

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,983,729,941	$91,909,564	$(47,009,373)	$44,900,191

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, deferred losses on wash sales, straddles, futures contracts and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2021 of approximately $62,156,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $5,410,000 and late year losses of approximately $147,000 as having been incurred in the following fiscal year (February 28, 2022).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended February 28, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

110

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	88.8%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2021:
Shares sold	4,892,766	$50,048,093
Shares issued in reinvestment of dividends and distributions	346,685	3,548,513
Shares purchased	(3,887,096)	(38,303,863)

Net increase (decrease) in shares outstanding before conversion	1,352,355	15,292,743
Shares issued upon conversion from other share class(es)	112,916	1,155,239
Shares purchased upon conversion into other share class(es)	(261,128)	(2,735,136)

Net increase (decrease) in shares outstanding	1,204,143	$13,712,846

Year ended February 29, 2020:
Shares sold	7,872,036	$82,420,181
Shares issued in reinvestment of dividends and distributions	262,527	2,750,387
Shares purchased	(1,392,897)	(14,647,495)

Net increase (decrease) in shares outstanding before conversion	6,741,666	70,523,073
Shares issued upon conversion from other share class(es)	9,804	102,142
Shares purchased upon conversion into other share class(es)	(303,618)	(3,205,315)

Net increase (decrease) in shares outstanding	6,447,852	$67,419,900

Class C
Year ended February 28, 2021:
Shares sold	2,061,060	$20,967,638
Shares issued in reinvestment of dividends and distributions	213,952	2,188,962
Shares purchased	(1,008,038)	(10,080,618)

Net increase (decrease) in shares outstanding before conversion	1,266,974	13,075,982
Shares purchased upon conversion into other share class(es)	(264,097)	(2,689,988)

Net increase (decrease) in shares outstanding	1,002,877	$10,385,994

Year ended February 29, 2020:
Shares sold	4,121,564	$43,181,027
Shares issued in reinvestment of dividends and distributions	147,691	1,543,451
Shares purchased	(222,674)	(2,330,598)

Net increase (decrease) in shares outstanding before conversion	4,046,581	42,393,880
Shares purchased upon conversion into other share class(es)	(72,331)	(757,394)

Net increase (decrease) in shares outstanding	3,974,250	$41,636,486

PGIM Strategic Bond Fund    111

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended February 28, 2021:
Shares sold	127,213,177	$1,288,561,021
Shares issued in reinvestment of dividends and distributions	7,096,455	72,662,024
Shares purchased	(92,285,180)	(913,095,393)

Net increase (decrease) in shares outstanding before conversion	42,024,452	448,127,652
Shares issued upon conversion from other share class(es)	450,723	4,650,796
Shares purchased upon conversion into other share class(es)	(38,743)	(380,911)

Net increase (decrease) in shares outstanding	42,436,432	$452,397,537

Year ended February 29, 2020:
Shares sold	123,537,763	$1,293,860,103
Shares issued in reinvestment of dividends and distributions	4,547,655	47,609,899
Shares purchased	(16,922,989)	(177,565,230)

Net increase (decrease) in shares outstanding before conversion	111,162,429	1,163,904,772
Shares issued upon conversion from other share class(es)	367,426	3,870,133
Shares purchased upon conversion into other share class(es)	(908)	(9,566)

Net increase (decrease) in shares outstanding	111,528,947	$1,167,765,339

Class R6
Year ended February 28, 2021:
Shares sold	3,324,447	$34,275,439
Shares issued in reinvestment of dividends and distributions	71,872	748,013
Shares purchased	(302,063)	(3,082,186)

Net increase (decrease) in shares outstanding	3,094,256	$31,941,266

Year ended February 29, 2020:
Shares sold	170,817	$1,792,840
Shares issued in reinvestment of dividends and distributions	4,395	46,063
Shares purchased	(46,245)	(486,114)

Net increase (decrease) in shares outstanding	128,967	$1,352,789

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

112

Current SCA	Prior SCA

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended February 28, 2021. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $2,614,000, borrowed at a weighted average interest rate of 2.13%. The maximum loan outstanding amount during the period was $2,614,000. At February 28, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and

PGIM Strategic Bond Fund    113

Notes to Financial Statements (continued)

therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

114

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the

PGIM Strategic Bond Fund    115

Notes to Financial Statements (continued)

Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

116

Financial Highlights

Class A Shares

	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.48	$10.10	$10.31	$10.15	$9.32
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.33	0.33	0.33	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02 (b)	0.70	(0.02)	0.25	1.09
Total from investment operations	0.33	1.03	0.31	0.58	1.46
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.45)	(0.52)	(0.38)	(0.48)
Tax return of capital distributions	(0.06)	-	- (c)	-	-
Distributions from net realized gains	(0.10)	(0.20)	-	(0.04)	(0.15)
Total dividends and distributions	(0.49)	(0.65)	(0.52)	(0.42)	(0.63)
Net asset value, end of year	$10.32	$10.48	$10.10	$10.31	$10.15
Total Return(d):	3.27%	10.41%	3.13%	5.84%	16.01%

Ratios/Supplemental Data:

Net assets, end of year (000)	$88,108	$76,854	$8,958	$3,989	$410
Average net assets (000)	$74,555	$39,714	$4,751	$1,491	$116
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.98%	1.08%	1.15%	1.15%	1.15%
Expenses before waivers and/or expense reimbursement	1.02%	1.12%	1.77%	2.11%	1.77%
Net investment income (loss)	3.01%	3.16%	3.26%	3.24%	3.69%
Portfolio turnover rate(g)	105%	239%	81%	74%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund 117

Financial Highlights (continued)

Class C Shares

	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.46	$10.09	$10.29	$10.14	$9.31
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.26	0.26	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02 (b)	0.68	(0.01)	0.24	1.09
Total from investment operations	0.25	0.94	0.25	0.50	1.38
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.37)	(0.45)	(0.31)	(0.40)
Tax return of capital distributions	(0.06)	-	- (c)	-	-
Distributions from net realized gains	(0.10)	(0.20)	-	(0.04)	(0.15)
Total dividends and distributions	(0.41)	(0.57)	(0.45)	(0.35)	(0.55)
Net asset value, end of year	$10.30	$10.46	$10.09	$10.29	$10.14
Total Return(d):	2.50%	9.47%	2.46%	4.96%	15.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,419	$49,844	$7,971	$1,206	$413
Average net assets (000)	$53,620	$24,666	$3,161	$852	$157
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.73%	1.83%	1.90%	1.90%	1.90%
Expenses before waivers and/or expense reimbursement	1.77%	1.87%	2.60%	3.05%	2.56%
Net investment income (loss)	2.26%	2.50%	2.53%	2.55%	2.86%
Portfolio turnover rate(g)	105%	239%	81%	74%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

118

Class Z Shares

	Year Ended February 28/29,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.47	$10.10	$10.30	$10.15	$9.32
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.38	0.37	0.37	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02 (b)	0.68	(0.01)	0.23	1.09
Total from investment operations	0.36	1.06	0.36	0.60	1.49
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.49)	(0.56)	(0.41)	(0.51)
Tax return of capital distributions	(0.06)	-	- (c)	-	-
Distributions from net realized gains	(0.10)	(0.20)	-	(0.04)	(0.15)
Total dividends and distributions	(0.52)	(0.69)	(0.56)	(0.45)	(0.66)
Net asset value, end of year	$10.31	$10.47	$10.10	$10.30	$10.15
Total Return(d):	3.64%	10.73%	3.60%	6.02%	16.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,748,446	$1,330,912	$157,026	$43,647	$29,053
Average net assets (000)	$1,421,196	$668,011	$81,750	$35,152	$26,535
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.62%	0.68%	0.78%	0.88%	0.90%
Expenses before waivers and/or expense reimbursement	0.77%	0.82%	1.09%	1.60%	1.67%
Net investment income (loss)	3.35%	3.62%	3.62%	3.61%	4.03%
Portfolio turnover rate(g)	105%	239%	81%	74%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Strategic Bond Fund 119

Financial Highlights (continued)

Class R6 Shares
	Year Ended February 28/29,			April 26, 2017(a) through February 28,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.48	$10.11	$10.30	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.38	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03 (c)	0.68	(0.01)	0.20
Total from investment operations	0.37	1.06	0.38	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.49)	(0.57)	(0.34)
Tax return of capital distributions	(0.06)	-	- (d)	-
Distributions from net realized gains	(0.10)	(0.20)	-	(0.04)
Total dividends and distributions	(0.53)	(0.69)	(0.57)	(0.38)
Net asset value, end of period	$10.32	$10.48	$10.11	$10.30
Total Return(e):	3.66%	10.75%	3.75%	5.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,407	$1,493	$137	$11
Average net assets (000)	$13,732	$564	$19	$10
Ratios to average net assets(f)(g):
Expenses after waivers and/or expense reimbursement	0.59%	0.65%	0.72%	0.87	%(h)
Expenses before waivers and/or expense reimbursement	0.76%	3.24%	62.77%	115.14	%(h)
Net investment income (loss)	3.26%	3.62%	3.80%	3.54	%(h)
Portfolio turnover rate(i)	105%	239%	81%	74%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)	Does not include expenses of the underlying funds in which the Fund invests.
(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

120

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Strategic Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Strategic Bond Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of February 28, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 17, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Strategic Bond Fund	121

Income Tax Information (unaudited)

We are advising you that during the year ended February 28, 2021, the Fund reports the maximum amount allowed per share, but not less than $.05 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2021 the Fund reports the maximum amount allowable but not less than 50.84% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.06% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

122

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly, Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly, Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly, Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Strategic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Strategic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jon Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Strategic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM STRATEGIC BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PUCAX	PUCCX	PUCZX	PUCQX
CUSIP	74440K678	74440K660	74440K652	74440K520

MF231E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended February 28, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended February 28, 2021, PwC billed the Registrant $161,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended February 29, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended February 29, 2020, KPMG billed the Registrant $158,203 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended February 28, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended February 28, 2021, fees of $8,698 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended February 29, 2020, fees of $5,672 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended February 28, 2021 and February 29, 2020: none.

(d) All Other Fees

For the fiscal years ended February 28, 2021 and February 29, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2021 and February 29, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2021 and February 29, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	April 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 20, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	April 20, 2021